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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
HEWLETT-PACKARD COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Raymond J. Lane Chairman of the Board Léo Apotheker President and Chief Executive Officer	Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 www.hp.com

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of Hewlett-Packard Company to be held on March 23, 2011 at 2:00 p.m., local time, at the Sheraton National Hotel, 900 South Orme Street, Arlington, Virginia.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

This year, we are pleased to be again using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this proxy statement and our 2010 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2010 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. Continuing to employ this distribution process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

Your vote is important. Regardless of whether you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend in person.

Thank you for your ongoing support of, and continued interest in, Hewlett-Packard Company.

Sincerely,

Raymond J. Lane Chairman of the Board	Léo Apotheker President and Chief Executive Officer

2011 ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

HEWLETT-PACKARD COMPANY

3000 Hanover Street
Palo Alto, California 94304
(650) 857-1501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	2:00 p.m., local time, on Wednesday, March 23, 2011
Place	Sheraton National Hotel, 900 South Orme Street, Arlington, Virginia
Items of Business	(1)	To elect directors
	(2)	To ratify the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2011
	(3)	To conduct an advisory vote on executive compensation
	(4)	To conduct an advisory vote on the frequency of holding future advisory votes on executive compensation
	(5)	To approve the Hewlett-Packard Company 2011 Employee Stock Purchase Plan
	(6)	To approve an amendment to the Hewlett-Packard Company 2005 Pay-for-Results Plan to extend the term of the plan
	(7)	To consider such other business as may properly come before the meeting
Adjournments and Postponements
Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.
Record Date	You are entitled to vote only if you were an HP stockholder as of the close of business on January 24, 2011.
Meeting Admission
You are entitled to attend the annual meeting only if you were an HP stockholder as of the close of business on January 24, 2011 or hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a stockholder of record or hold your shares through the Hewlett-Packard Company 401(k) Plan or the Hewlett-Packard Company 2000 Employee Stock Purchase Plan, also known as the Share Ownership Plan, your ownership as of the record date will be verified prior to admittance into the meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to January 24, 2011 or similar evidence of ownership. If you do not provide photo identification and comply with the other procedures outlined above, you will not be admitted to the annual meeting.
The annual meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 12:30 p.m., local time, and you should allow ample time for the check-in procedures.
Voting
Your vote is very important. Whether or not you plan to attend the annual meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the annual meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers—Voting Information beginning on page 4 of this proxy statement.

By order of the Board of Directors,

MICHAEL J. HOLSTON Executive Vice President, General Counsel and Secretary

This notice of annual meeting and proxy statement and form of proxy are being distributed and made available on or about February 1, 2011.

QUESTIONS AND ANSWERS

Proxy Materials

1.     Why am I receiving these materials?

        The Hewlett-Packard Company Board of Directors (the "Board") has made these materials available to you over the Internet or delivered paper copies of these materials to you by mail in connection with HP's annual meeting of stockholders, which will take place on Wednesday, March 23, 2011. As a stockholder, you are invited to attend the annual meeting and vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission and that is designed to assist you in voting your shares.

2.     What is included in the proxy materials?

        The proxy materials include:

  •
  Our proxy statement for the annual meeting of stockholders; and

  •
  Our 2010 Annual Report, which includes our Annual Report on Form 10-K for the fiscal year ended October 31, 2010.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction card for the annual meeting.

3.     What information is contained in this proxy statement?

        The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the Board and Board committees, the compensation of HP's directors and certain executive officers for fiscal 2010 and other required information.

4.     Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

        This year, we are pleased to be again using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our stockholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.

5.     Why didn't I receive a notice in the mail about the Internet availability of the proxy materials?

        We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the proxy materials and some of our stockholders who are living outside of the United States, with paper copies of the proxy materials instead of a notice about the Internet availability of the proxy materials.

        In addition, we are providing notice of the availability of the proxy materials by e-mail to those stockholders who have previously elected delivery of the proxy materials electronically. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

6.     How can I access the proxy materials over the Internet?

        Your notice about the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to:

  •
  View our proxy materials for the annual meeting on the Internet; and

  •
  Instruct us to send our future proxy materials to you electronically by e-mail.

Our proxy materials are also available on our website at www.hp.com/investor/stockholdermeeting2011.

        Your notice of Internet availability of proxy materials, proxy card or voting instruction card will contain instructions on how you may request to access proxy materials electronically on an ongoing basis. Choosing to access your future proxy materials electronically will help us conserve natural resources and reduce the costs of distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to access proxy materials by e-mail will remain in effect until you terminate it.

7.     How may I obtain a paper copy of the proxy materials?

        Stockholders receiving a notice about the Internet availability of the proxy materials will find instructions about how to obtain a paper copy of the proxy materials on their notice. Stockholders receiving notice of the availability of the proxy materials by e-mail will find instructions about how to obtain a paper copy of the proxy materials as part of that e-mail. All stockholders who do not receive a notice or an e-mail will receive a paper copy of the proxy materials by mail.

8.     I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

        If you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now, please request the additional copy by contacting Innisfree M&A Incorporated ("Innisfree") at:

(877) 750-5838 (U.S. and Canada)
(412) 232-3651 (International)
E-mail: info@innisfreema.com

A separate set of proxy materials will be sent promptly following receipt of your request.

        If you are a stockholder of record and wish to receive a separate set of proxy materials in the future, please contact HP's transfer agent. See Question 27 below.

        If you are the beneficial owner of shares held through a broker, trustee or other nominee and you wish to receive a separate set of proxy materials in the future, please call Broadridge Financial Solutions, Inc. at:

(800) 542-1061

        All stockholders also may write to us at the address below to request a separate copy of these materials:

Hewlett-Packard Company
Attn: Investor Relations
3000 Hanover Street
Palo Alto, California 94304

9.     What should I do if I receive more than one notice or e-mail about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

        You may receive more than one notice, more than one e-mail or more than one paper copy of the proxy materials, including multiple paper copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice, a separate e-mail or a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you may receive more than one notice, more than one e-mail or more than one proxy card. To vote all of your shares by proxy, you must complete, sign, date and return each proxy card and voting instruction card that you receive and vote over the Internet the shares represented by each notice and e-mail that you receive (unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices or e-mails).

10.   How may I obtain a copy of HP's 2010 Form 10-K and other financial information?

        Stockholders may request a free copy of our 2010 Annual Report, which includes our 2010 Form 10-K, from:

Hewlett-Packard Company
Attn: Investor Relations
3000 Hanover Street
Palo Alto, California 94304
(866) 869-5335
www.hp.com/investor/informationrequest

        Alternatively, stockholders can access the 2010 Annual Report, which includes our 2010 Form 10-K and other financial information, on HP's Investor Relations website at:

www.hp.com/investor/home

        HP also will furnish any exhibit to the 2010 Form 10-K if specifically requested.

Voting Information

11.   What items of business will be voted on at the annual meeting?

        The items of business scheduled to be voted on at the annual meeting are:

  •
  The election of directors;

  •
  The ratification of the appointment of HP's independent registered public accounting firm for the 2011 fiscal year;

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  The advisory vote on executive compensation;

  •
  The advisory vote on the frequency of holding future advisory votes on executive compensation;

  •
  The approval of the Hewlett-Packard Company 2011 Employee Stock Purchase Plan; and

  •
  The approval of an amendment to the Hewlett-Packard Company 2005 Pay-for-Results Plan to extend the term of the plan.

We also will consider any other business that properly comes before the annual meeting. See Question 23 below.

12.   How does the Board recommend that I vote?

        Our Board recommends that you vote your shares FOR each of the nominees for election to the Board, FOR the ratification of the appointment of HP's independent registered public accounting firm, FOR the approval of the compensation of HP's named executive officers, FOR the approval of an annual advisory vote on executive compensation, FOR the approval of the Hewlett-Packard Company 2011 Employee Stock Purchase Plan, and FOR the approval of an amendment to the Hewlett-Packard Company 2005 Pay-for-Results Plan to extend the term of the plan.

13.   What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Most HP stockholders hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

  •
  Stockholder of Record—If your shares are registered directly in your name with HP's transfer agent, you are considered, with respect to those shares, the "stockholder of record." As the stockholder of record, you have the right to grant your voting proxy directly to HP or to a third party, or to vote in person at the meeting.

  •
  Beneficial Owner—If your shares are held in a brokerage account, by a trustee or by another nominee, you are considered the "beneficial owner" of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee or nominee how to vote and you also are invited to attend the annual meeting. However, because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.

14.   What shares can I vote?

        Each holder of shares of HP common stock issued and outstanding as of the close of business on January 24, 2011, the record date for the annual meeting, is entitled to cast one vote per share on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the stockholder of record, including shares purchased through HP's Dividend Reinvestment Plan and HP's employee stock purchase plans and shares held through HP's Direct Registration Service, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee. On the record date, HP had approximately 2,174,546,309 shares of common stock issued and outstanding.

15.   How can I vote my shares in person at the annual meeting?

        Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares for which you are the beneficial owner but not the stockholder of record may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also vote by proxy as described below so that your vote will be counted if you later decide not to attend the meeting.

16.   How can I vote my shares without attending the annual meeting?

        Whether you hold shares directly as the stockholder of record or through a broker, trustee or other nominee as the beneficial owner, you may direct how your shares are voted without attending the annual meeting. There are three ways to vote by proxy:

  •
  By Internet—Stockholders who have received a notice of the availability of the proxy materials by mail may submit proxies over the Internet by following the instructions on the notice. Stockholders who have received notice of the availability of the proxy materials by e-mail may submit proxies over the Internet by following the instructions included in the e-mail. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

  •
  By Telephone—Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-866-209-1711 and following the instructions. Stockholders of record who have received a notice of availability of the proxy materials by mail must have the control number that appears on their notice available when voting. Stockholders of record who received notice of the availability of the proxy materials by e-mail must have the control number included in the e-mail available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or nominee. Those stockholders should check the voting instruction card for telephone voting availability.

  •
  By Mail—Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

17.   What is the deadline for voting my shares?

        If you hold shares as the stockholder of record, or through the Hewlett-Packard Company 2000 Employee Stock Purchase Plan (the "Share Ownership Plan"), your vote by proxy must be received before the polls close at the annual meeting.

        If you hold shares in the Hewlett-Packard Company 401(k) Plan (the "HP 401(k) Plan"), your voting instructions must be received by 11:59 p.m., Eastern time, on March 20, 2011 for the trustee to vote your shares.

        If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

18.   May I change my vote?

        You may change your vote at any time prior to the vote at the annual meeting, except that any change to your voting instructions for the HP 401(k) Plan must be provided by 11:59 p.m., Eastern time, on March 20, 2011 as described above. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to the Corporate Secretary at the address below in Question 30 prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically make that request. For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

19.   Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within HP or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide on their proxy card written comments, which are then forwarded to HP management.

20.   How are votes counted?

        In the election of directors, you may vote "FOR," "AGAINST" or "ABSTAIN" with respect to each of the nominees. If you elect to abstain in the election of directors, the abstention will not impact the election of directors. In tabulating the voting results for the election of directors, only "FOR" and "AGAINST" votes are counted. You also may cumulate your votes as described in Question 22.

        With respect to Proposal No. 4, the advisory vote on the frequency of holding future advisory votes on executive compensation, you may vote "1 YEAR," "2 YEARS," "3 YEARS" or "ABSTAIN." If you abstain from voting on Proposal No. 4, the abstention will not have an effect on the outcome of the vote.

        For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." If you elect to abstain, the abstention will have the same effect as an "AGAINST" vote.

        If you are the beneficial owner of shares held in the name of a broker, trustee or other nominee and do not provide that broker, trustee or other nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter except in the election of directors, as described above.

        If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If you vote by proxy card or voting instruction card and sign the card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (FOR all of HP's nominees to the Board, FOR ratification of the appointment of HP's independent registered public accounting firm, FOR the approval of the compensation of HP's named executive officers, FOR the approval of an annual advisory vote on executive compensation, FOR the Hewlett-Packard Company 2011 Employee Stock Purchase Plan and FOR the approval of an amendment to the Hewlett-Packard Company 2005 Pay-for-Results Plan to extend the term of the plan).

        For any shares you hold in the HP 401(k) Plan, if your voting instructions are not received by 11:59 p.m., Eastern time, on March 20, 2011, your shares will be voted in proportion to the way the shares held by the other HP 401(k) Plan participants are voted, except as may be otherwise required by law.

21.   What is the voting requirement to approve each of the proposals?

        In the election of directors, each director will be elected by the vote of the majority of votes cast with respect to that director nominee. A majority of votes cast means that the number of votes cast for a nominee's election must exceed the number of votes cast against such nominee's election. Each nominee receiving more votes for his or her election than votes against his or her election will be elected. Approval of each of the other proposals requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting.

22.   Is cumulative voting permitted for the election of directors?

        In the election of directors, you may elect to cumulate your vote. Cumulative voting will allow you to allocate among the director nominees, as you see fit, the total number of votes equal to the number of director positions to be filled multiplied by the number of shares you hold. For example, if you own 100 shares of stock and there are 13 directors to be elected at the annual meeting, you may allocate 1,300 "FOR" votes (13 times 100) among as few or as many of the 13 nominees to be voted on at the annual meeting as you choose. You may not cumulate your votes against a nominee.

        If you are a stockholder of record and choose to cumulate your votes, you will need to submit a proxy card or, if you vote in person at the annual meeting, submit a ballot and make an explicit statement of your intent to cumulate your votes, either by so indicating in writing on the proxy card or by indicating in writing on your ballot when voting at the annual meeting. If you hold shares beneficially through a broker, trustee or other nominee and wish to cumulate votes, you should contact your broker, trustee or nominee.

        If you vote by proxy card or voting instruction card and sign your card with no further instructions, Léo Apotheker, Michael J. Holston and Paul T. Porrini, as proxy holders, may cumulate and cast your votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that none of your votes will be cast for any nominee as to whom you vote against or abstain from voting.

        Cumulative voting applies only to the election of directors.

23.   What happens if additional matters are presented at the annual meeting?

        Other than the six items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Léo Apotheker, Michael J. Holston and Paul T. Porrini, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

24.   Who will serve as inspector of elections?

        The inspector of elections will be a representative from an independent firm, IVS Associates, Inc.

25.   Who will bear the cost of soliciting votes for the annual meeting?

        HP is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing the notices and these proxy materials and soliciting votes. In addition to the mailing of the notices and these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We also have hired Innisfree to assist us in the distribution of proxy materials and the solicitation of votes described above. We will pay

Innisfree a base fee of $20,000 plus customary costs and expenses for these services. HP has agreed to indemnify Innisfree against certain liabilities arising out of or in connection with its agreement. We also will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

26.   Where can I find the voting results of the annual meeting?

        We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.

27.   What if I have questions for HP's transfer agent?

        Please contact HP's transfer agent, at the phone number or address listed below, with questions concerning stock certificates, dividend checks, transfer of ownership or other matters pertaining to your stock account.

        Please note that on February 12, 2011, Wells Fargo Bank, N.A. will begin providing transfer agent services to HP, and Computershare Trust Company, N.A. will cease serving as HP's transfer agent. For questions relating to transactions executed or other events occurring prior to February 12, 2011, please contact Computershare as follows:

Computershare Trust Company, N.A.
Shareholder Services
250 Royall Street
Canton, Massachusetts 02021
(800) 286-5977 (U.S. and Canada)
(312) 360-5138 (International)

For questions relating to transactions executed or other events occurring on or after February 12, 2011, please contact Wells Fargo as follows:

Wells Fargo Bank, N.A.
Shareowner Services
161 North Concord Exchange
South St. Paul, MN 55075
(800) 286-5977 (U.S. and Canada)
(651) 450-4064 (International)

        A dividend reinvestment and stock purchase program is also available through HP's transfer agent. For information about this program, please contact HP's transfer agent as follows:

For inquiries prior to February 12, 2011:	For inquiries on or after February 12, 2011:
Computershare Trust Company, N.A.	Wells Fargo Bank, N.A.
Dividend Reinvestment Services	Shareowner Services
250 Royall Street	161 North Concord Exchange
Canton, Massachusetts 02021	South St. Paul, MN 55075
(800) 286-5977 (U.S. and Canada)	(800) 286-5977 (U.S. and Canada)
(312) 360-5138 (International)	(651) 450-4064 (International)

 Annual Meeting Information

28.   How can I attend the annual meeting?

        You are entitled to attend the annual meeting only if you were an HP stockholder or joint holder as of the close of business on January 24, 2011 or if you hold a valid proxy for the annual meeting. You must present photo identification for admittance. If you are a stockholder of record or hold your shares through the HP 401(k) Plan or the Share Ownership Plan, your name will be verified against the list of stockholders of record or plan participants on the record date prior to your admission to the annual meeting. If you are not a stockholder of record but hold shares through a broker, trustee or nominee, you must provide proof of beneficial ownership on the record date, such as your most recent account statement prior to January 24, 2011 or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting.

        The meeting will begin promptly at 2:00 p.m., local time. Check-in will begin at 12:30 p.m., local time, and you should allow ample time for the check-in procedures.

29.   How many shares must be present or represented to conduct business at the annual meeting?

        The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of HP common stock entitled to vote must be present in person or represented by proxy. Both abstentions and broker non-votes described previously in Question 21 are counted for the purpose of determining the presence of a quorum.

Stockholder Proposals, Director Nominations and Related Bylaw Provisions

30.   What is the deadline to propose actions for consideration at next year's annual meeting of stockholders?

        You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in HP's proxy statement for the annual meeting next year, the Corporate Secretary must receive the written proposal at our principal executive offices no later than October 4, 2011. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Hewlett-Packard Company
3000 Hanover Street
Palo Alto, California 94304
Fax: (650) 857-4837

        For a stockholder proposal that is not intended to be included in HP's proxy statement under Rule 14a-8, the stockholder must provide the information required by HP's Bylaws and give timely notice to the Corporate Secretary in accordance with HP's Bylaws, which, in general, require that the notice be received by the Corporate Secretary:

  •
  not earlier than the close of business on November 23, 2011, and

  •
  not later than the close of business on December 26, 2011.

        If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the HP annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in HP's proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of the following two dates:

  •
  90 days prior to the meeting; and

  •
  10 days after public announcement of the meeting date.

31.   How may I recommend or nominate individuals to serve as directors?

        You may propose director candidates for consideration by the Board's Nominating and Governance Committee. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth in Question 30 above.

        In addition, HP's Bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver the information required by HP's Bylaws.

32.   What is the deadline to propose or nominate individuals to serve as directors?

        A stockholder may send a proposed director candidate's name and information to the Board at any time. Generally, such proposed candidates are considered at the first or second Board meeting prior to the issuance of the proxy statement for HP's annual meeting.

        To nominate an individual for election at an annual stockholder meeting, the stockholder must give timely notice to the Corporate Secretary in accordance with HP's Bylaws, which, in general, require that the notice be received by the Corporate Secretary between the close of business on November 23, 2011 and the close of business on December 26, 2011, unless the annual meeting is moved by more than 30 days before or 60 days after the anniversary of the prior year's annual meeting, in which case the deadline will be as described in Question 30.

33.   How may I obtain a copy of HP's Bylaw provisions regarding stockholder proposals and director nominations?

        You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. HP's Bylaws also are available on HP's website at www.hp.com/hpinfo/investor/bylaws.

Further Questions

34.   Who can help answer my questions?

        If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact HP's proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders: (877) 750-5838 (U.S. and Canada)
(412) 232-3651 (International)
Banks and brokers (call collect):
(212) 750-5833

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

        HP is committed to maintaining the highest standards of business conduct and corporate governance, which we believe are essential to running our business efficiently, serving our stockholders well and maintaining HP's integrity in the marketplace. HP maintains a code of business conduct and ethics for directors, officers (including HP's principal executive officer, principal financial officer and principal accounting officer) and employees, known as our Standards of Business Conduct. HP also has adopted Corporate Governance Guidelines, which, in conjunction with the Certificate of Incorporation, Bylaws and Board committee charters, form the framework for the governance of HP. All of these documents are available at www.hp.com/investor/corpgovernance/highlights. HP will post on this website any amendments to the Standards of Business Conduct or waivers of the Standards of Business Conduct for directors and executive officers. Stockholders may request free printed copies of the Standards of Business Conduct, the Corporate Governance Guidelines and the Board committee charters from:

Hewlett-Packard Company
Attention: Investor Relations
3000 Hanover Street
Palo Alto, California 94304
(866) 869-5335
www.hp.com/investor/home

Board Leadership Structure

        The Board is currently led by a non-executive Chairman, Raymond J. Lane, who is an independent director. While the position of Chairman and Chief Executive Officer may be held by the same person, as discussed below, the Board's current preferred governance structure is to have an independent director serve as Chairman. The Board recognizes that there is no single, generally accepted approach to providing Board leadership, and the Board's leadership structure may vary in the future as circumstances warrant. In cases where the Board determines it is in the best interests of HP's stockholders to combine the positions of Chairman and CEO, the independent directors will designate a lead independent director.

        The Chairman oversees the planning of the annual Board calendar, and, with the CEO, in consultation with the other directors, schedules and sets the agenda for meetings of the Board and leads the discussion at such meetings. The Chairman also presides at executive sessions, serves as a liaison between the CEO and the independent directors, sees that directors receive appropriate and timely information, assists the Chairmen of the Board committees in preparing agendas for the respective committee meetings, chairs HP's annual meetings of stockholders, is available in appropriate circumstances to speak on behalf of the Board, and performs such other functions and responsibilities as set forth in HP's Corporate Governance Guidelines or as requested by the Board from time to time. The Chairman also encourages direct dialogue between all directors and management and provides leadership to the Board in its oversight function.

Board Structure and Committee Composition

        As of the date of this proxy statement, the Board has 17 directors and the following six standing committees: (1) Audit; (2) Finance and Investment; (3) HR and Compensation; (4) Nominating and Governance; (5) Public Policy; and (6) Technology. The current committee membership, the number of meetings during the last fiscal year and the function of each of the standing committees are described below. Each of the standing committees operates under a written charter adopted by the Board. All of the committee charters are available on HP's website at www.hp.com/investor/board_charters. The

Board and each of the committees has the authority to retain, terminate and receive appropriate funding from HP for outside advisors as the Board and each committee deems necessary.

        During fiscal 2010, the Board held 34 meetings, including 17 executive sessions. Each director serving during fiscal 2010 attended at least 75% of the aggregate of all Board and applicable committee meetings held during the period that he or she served as a director.

        Directors are encouraged to attend annual meetings of HP stockholders. Nine of the eleven then-current directors attended the last annual meeting of stockholders.

Name of Director	Audit	Finance and Investment	HR and Compensation	Nominating and Governance	Public Policy	Technology
Non-Employee Directors:
Marc L. Andreessen						Chair
Lawrence T. Babbio, Jr.		Member	Chair	Member
Sari M. Baldauf	Member			Member		Member
Shumeet Banerji(1)
Rajiv L. Gupta			Member		Member	Member
John H. Hammergren		Chair	Member
Joel Z. Hyatt(2)		Member	Member		Chair
John R. Joyce(2)	Member					Member
Raymond J. Lane(3)
Gary M. Reiner(1)
Patricia F. Russo(1)
Robert L. Ryan(2)	Chair				Member	Member
Lucille S. Salhany(2)	Member		Member	Chair
Dominique Senequier(1)
G. Kennedy Thompson	Member	Member		Member
Margaret C. Whitman(1)
Employee Director:
Léo Apotheker(3)
Number of Meetings in Fiscal 2010	14	18	11	7	4	7

(1)
Mr. Banerji, Mr. Reiner, Ms. Russo, Ms. Senequier and Ms. Whitman were elected to the Board effective on January 21, 2011.

(2)
Mr. Hyatt, Mr. Joyce, Mr. Ryan and Ms. Salhany are not standing for election at the annual meeting.

(3)
Mr. Lane and Mr. Apotheker were elected to the Board effective on November 1, 2010.

Audit Committee

        HP has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee assists the Board in fulfilling its responsibilities for generally overseeing HP's financial reporting processes and the audit of HP's financial statements, including the integrity of HP's financial statements, HP's compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm and any relationships or services between the firm and HP or individuals in financial reporting oversight roles at HP which may bear on the firm's independence, the performance of HP's internal audit function and the independent registered public accounting firm, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement;

annually reviews its charter and performance; appoints, evaluates and determines the compensation of the independent registered public accounting firm; sets clear hiring policies for employees or former employees of the independent registered public accounting firm and monitors compliance therewith; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews HP's disclosure controls and procedures, internal controls, information security policies, internal audit function, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives and off-balance sheet structures; oversees HP's compliance programs with respect to legal and regulatory requirements; oversees investigations into complaints concerning financial matters; and reviews other risks that may have a significant impact on HP's financial statements. The Audit Committee works closely with management as well as the independent registered public accounting firm.

        The Board determined that each of Mr. Ryan, chair of the Audit Committee, and Audit Committee members Ms. Baldauf, Mr. Joyce, Ms. Salhany and Mr. Thompson is independent within the meaning of the New York Stock Exchange ("NYSE") standards of independence for directors and audit committee members and satisfied the NYSE financial literacy requirements. The Board also determined that each of Mr. Ryan, Ms. Baldauf, Mr. Joyce and Mr. Thompson is an "audit committee financial expert" as defined by SEC rules.

        The report of the Audit Committee is included on page 77.

Finance and Investment Committee

        The Finance and Investment Committee provides oversight to the finance and investment functions of HP. The Finance and Investment Committee reviews or oversees significant treasury matters such as capital structure, derivative policy, global liquidity, investment policy, borrowings, currency exposure, dividend policy, share issuances and repurchases, and capital spending; oversees HP's loans and loan guarantees of third-party debt and obligations; reviews HP Financial Services' capitalization and operations, including residual and credit management, risk concentration, and return on invested capital; and reviews the activities of HP's Investor Relations department. The Finance and Investment Committee also assists the Board in evaluating investment, acquisition, enterprise services, joint venture and divestiture transactions in which HP engages as part of its business strategy from time to time; reports to the Board and makes recommendations to the Board as to scope, direction, quality, investment levels and execution of such transactions; evaluates and revises HP's approval policies with respect to such transactions; oversees HP's integration planning and execution and the financial results of such transactions after integration; evaluates the execution, financial results and integration of HP's completed transactions; and oversees and approves HP's strategic alliances.

HR and Compensation Committee

        The HR and Compensation Committee discharges the Board's responsibilities relating to the compensation of HP's executives and directors; reviews and approves the Compensation Discussion and Analysis required by the SEC for inclusion in the annual proxy statement and takes other related actions; provides general oversight of HP's total rewards compensation structure; reviews and provides guidance on HP's human resources programs; and retains, approves the terms of the retention of and oversees the activities of the committee's compensation consultants and other compensation experts. Other specific duties and responsibilities of the HR and Compensation Committee include reviewing senior management selection and overseeing succession planning, including reviewing the leadership development process; reviewing and approving objectives relevant to executive officer compensation, evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing HP's equity and incentive compensation plans; overseeing non-equity based benefit plans and approving any changes to such plans involving a material financial commitment by HP;

monitoring workforce management programs; establishing compensation policies and practices for service on the Board and its committees, including annually reviewing the appropriate level of director compensation and recommending to the Board any changes to that compensation; developing stock ownership guidelines for directors and executive officers and monitoring compliance with such guidelines; and annually evaluating its performance and its charter.

        The HR and Compensation Committee may create a subcommittee consisting of one or more of its members and may delegate any of its duties and responsibilities to such subcommittee, unless otherwise prohibited by applicable laws or listing standards. In addition, the HR and Compensation Committee may delegate any of its duties and responsibilities, including the administration of equity incentive or employee benefit plans, to one or more of its members, to one or more other directors, or to one or more other persons, unless otherwise prohibited by applicable laws or listing standards.

Nominating and Governance Committee

        The Nominating and Governance Committee identifies and recommends candidates to be nominated for election as directors at HP's annual meeting, consistent with criteria approved by the Board; develops and regularly reviews corporate governance principles, including HP's Corporate Governance Guidelines and related policies, for approval by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance matters. Other specific duties and responsibilities of the Nominating and Governance Committee include: annually assessing the size and composition of the Board in consultation with the Chairman, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by stockholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members; and overseeing director orientation and continuing education. The Nominating and Governance Committee also reviews proposed changes to HP's Certificate of Incorporation, Bylaws, Board committee charters and Corporate Governance Guidelines and related policies; assesses and makes recommendations regarding stockholder rights plans or other stockholder protections, as appropriate; establishes policies and procedures for the review and approval of related person transactions and conflicts of interest, including the review and approval of all potential "related person transactions" as defined under SEC rules; reviews and approves the designation of any employee directors or executive officers for purposes of Section 16 of the Exchange Act (the "Section 16 officers") standing for election for outside for-profit boards of directors; reviews stockholder proposals in conjunction with the CEO and recommends Board responses; working with the Chairman, oversees the self-evaluation of the Board and its committees; oversees the annual evaluation of the CEO conducted by the Chairman and the HR and Compensation Committee, with input from all Board members; and reviews requests for indemnification under HP's Bylaws.

Public Policy Committee

        The Public Policy Committee assists the Board in fulfilling its responsibilities for generally overseeing HP's policies and processes relating to HP's public policy, government affairs and global citizenship activities. In so doing, the Public Policy Committee may identify, evaluate and monitor the social, political and environmental trends, issues, concerns, legislative proposals and regulatory developments, domestic and foreign, which could significantly affect the business and affairs of HP, including relating to its performance, customers, stockholders and employees. In addition, from time to time, the Public Policy Committee may report and make recommendations to the Board relating to activities, policies and programs with respect to matters of local, national and international public policy affecting HP's business, including trade policy and major legislative and regulatory developments; relations with regulators, governmental agencies, public interest groups, other stakeholders and countries in which HP does business; HP's policies with respect to corporate social responsibility and global corporate citizenship; and general guidelines for charitable and political contributions, volunteerism and pro bono outreach to community service and charitable organizations and activities. The Public Policy Committee also oversees HP's policies relating to, and the manner in which HP conducts, its government affairs activities.

Technology Committee

        The Technology Committee assesses HP's technology development strategies and the scope and quality of HP's intellectual property. The Technology Committee makes recommendations to the Board as to scope, direction, quality, investment levels and execution of HP's technology strategies; oversees the execution of technology strategies formulated by management; provides guidance on technology as it may pertain to, among other things, market entry and exit, investments, mergers, acquisitions and divestitures, new business divisions and spin-offs, research and development investments, and key competitor and partnership strategies; and reviews and makes recommendations on proposed investment, acquisition, joint venture and divestiture transactions with a value of at least $200 million that involve technology prior to any review by other Board Committees or the Board pursuant to HP's M&A approval policies.

Board Risk Oversight

        The Board, with the assistance of the Audit Committee and other Board committees as discussed below, reviews and oversees our enterprise risk management ("ERM") program, which is an enterprise-wide program designed to enable effective and efficient identification and management of critical enterprise risks and to facilitate the incorporation of risk considerations into decision making. The ERM program was established to clearly define risk management roles and responsibilities, bring together senior management to discuss risk, promote visibility and constructive dialogue around risk at the senior management and Board levels, and facilitate and drive appropriate risk response strategies. Under the ERM program, management develops a holistic portfolio of HP enterprise risks by facilitating business and function risk assessments, performing targeted risk assessments, and incorporating information regarding specific categories of risk gathered from various internal HP organizations. Management then develops risk response plans for risks categorized as needing management focus and response and monitors other identified risk focus areas. Management provides regular reports on the risk portfolio and risk response and monitoring efforts to senior management and to the Audit Committee.

        The Audit Committee oversees management's implementation of the ERM program, including reviewing HP's enterprise risk portfolio and evaluating management's approach to addressing identified risks. While the Audit Committee has primary oversight responsibility for the risk assessment and management process, various other committees of the Board also have responsibility for oversight of risk management. For example, the HR and Compensation Committee considers the risks associated with our compensation policies and practices as discussed below. In addition, the Finance and Investment Committee is responsible for overseeing financial risks. Further, the Nominating and Governance Committee oversees risks associated with HP's governance structure and processes. The Board is kept informed of its committees' risk oversight and related activities primarily through reports of the committee Chairmen to the full Board. In addition, the Audit Committee escalates issues relating to risk oversight to the full Board as appropriate to provide that the Board is appropriately informed of developments that could affect HP's risk profile or other aspects of HP's business. The Board also considers specific risk topics in connection with strategic planning and other matters.

Compensation Risk Assessment

        From time to time, HP and the HR and Compensation Committee have reviewed the potential risks associated with the structure and design of its various compensation plans. During fiscal 2010, HP undertook a more comprehensive review of its material compensation plans and programs for all employees and determined that none of its compensation policies and practices is reasonably likely to have a material adverse effect on the company. In conducting this assessment, HP inventoried its material plans and programs, with particular emphasis on incentive compensation plans, including sales compensation, and presented a summary of its findings to the HR and Compensation Committee. Overall, HP believes that its programs generally contain a balance of fixed and variable features, as well as complementary metrics, reasonable goals and linear payout curves, all of which operate to mitigate risk and reduce the likelihood of employees engaging in excessive risk-taking behavior with respect to the compensation-related aspects of their jobs. In addition, the material plans and programs operate within a strong governance and review structure that serves and supports risk mitigation.

Director Independence

        HP's Corporate Governance Guidelines provide that a substantial majority of the Board will consist of independent directors and that the Board can include no more than three directors who are not independent directors. These standards are available on our website at www.hp.com/investor/director_standards. HP's director independence standards reflect the NYSE corporate governance listing standards. In addition, each member of the Audit Committee meets the heightened independence standards required for audit committee members under the applicable listing standards.

        Under HP's Corporate Governance Guidelines, a director will not be considered independent in the following circumstances:

  (1)
  The director is, or has been within the last three years, an employee of HP, or an immediate family member of the director is, or has been within the last three years, an executive officer of HP.

  (2)
  The director has been employed as an executive officer of HP, its subsidiaries or affiliates within the last five years.

  (3)
  The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from HP, other than compensation for Board service, compensation received by a director's immediate family member for service as a non-executive employee of HP, and pension or other forms of deferred compensation for prior service with HP that is not contingent on continued service.

  (4)
  (A) The director or an immediate family member is a current partner of the firm that is HP's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or (D) the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on HP's audit within that time.

  (5)
  The director or an immediate family member is, or has been in the past three years, employed as an executive officer of another company where any of HP's present executive officers at the same time serves or has served on that company's compensation committee.

  (6)
  The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, HP for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

  (7)
  The director is affiliated with a charitable organization that receives significant contributions from HP.

  (8)
  The director has a personal services contract with HP or an executive officer of HP.

        For these purposes, an "immediate family member" includes a person's spouse, parents, step-parents, children, step-children, siblings, mother and father-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than tenants or employees) who shares the director's home.

        In determining independence, the Board reviews whether directors have any material relationship with HP. An independent director must not have any material relationship with HP, either directly or as a partner, stockholder or officer of an organization that has a relationship with HP, or any relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the materiality of a director's relationship to HP, the Board considers the issues from the director's standpoint and from the perspective of the persons or organizations with which the director has an affiliation and is guided by the standards set forth above.

        In making its independence determinations, the Board considered transactions occurring since the beginning of 2007 between HP and entities associated with the independent directors or their immediate family members. The Board's independence determinations included reviewing the following transactions:

  •
  Each of Mr. Andreessen, Mr. Banerji, Mr. Hammergren, Mr. Hyatt and Ms. Senequier is an executive officer of a company with which HP enters into transactions for the purchase and sale of goods and services in the ordinary course of its business. The amount that HP paid in each of the last three fiscal years to each of these companies, and the amount received in each fiscal year by HP from each company, did not, in any of the previous three fiscal years, exceed the greater of $1 million or 2% of such other company's consolidated gross revenues.

  •
  Mr. Andreessen, Mr. Babbio, Ms. Baldauf, Mr. Gupta, Mr. Lane, Ms. Russo, Mr. Ryan, Ms. Senequier and Mr. Thompson, or one of their immediate family members, each is a non-employee director, trustee or advisory board member of another company that did business with HP at some time during the past three fiscal years. These business relationships were as a supplier or purchaser of goods or services in the ordinary course of business.

  •
  Each of Mr. Andreessen, Mr. Banerji, Mr. Hyatt, Ms. Salhany and Ms. Whitman, or one of their immediate family members, serves as a non-employee director, trustee or advisory board member for one or more charitable institutions to which HP has made charitable contributions during the previous three fiscal years. Contributions by HP (including employee matching contributions and discretionary contributions by HP) to each charitable institution other than Stanford Hospital and Clinics did not exceed $100,000 in any of the previous three fiscal years. During fiscal 2010, contributions by HP (including employee matching contributions and discretionary contributions by HP) to Stanford Hospital and Clinics totaled approximately $7,509,000. No such contributions were made to Stanford Hospital and Clinics during fiscal 2009 or fiscal 2008. Mr. Andreessen and Mr. Hyatt are members of the board of directors of Stanford Hospital and Clinics.

        As a result of this review, the Board has determined that each current non-employee director and each of the non-employee director nominees standing for election, including Mr. Andreessen, Mr. Babbio, Ms. Baldauf, Mr. Banerji, Mr. Gupta, Mr. Hammergren, Mr. Hyatt, Mr. Joyce, Mr. Lane, Mr. Reiner, Ms. Russo, Mr. Ryan, Ms. Senequier, Ms. Salhany, Mr. Thompson and Ms. Whitman, and

each of the members of each standing Board committee, has no material relationship with HP (either directly or as a partner, stockholder or officer of an organization that has a relationship with HP) and is independent within the meaning of HP's director independence standards. Mr. Apotheker is not independent because of his status as President and Chief Executive Officer of HP.

Executive Sessions

        During fiscal 2010, the independent directors met in executive session 17 times. Those sessions were scheduled and chaired by the lead independent director. Beginning in fiscal 2011, the sessions are scheduled and chaired by the Chairman. Any independent director may request that an additional executive session be scheduled.

Director Nominees

Stockholder Recommendations

        The policy of the Nominating and Governance Committee is to consider properly submitted stockholder recommendations of candidates for membership on the Board as described below under "Identifying and Evaluating Candidates for Directors." In evaluating such recommendations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth below under "Proposals to be Voted on—Election of Directors—Director Nominee Experience and Qualifications." Any stockholder recommendations proposed for consideration by the Nominating and Governance Committee should include the candidate's name and qualifications for Board membership and should be addressed to:

Corporate Secretary
Hewlett-Packard Company
3000 Hanover Street
Palo Alto, California 94304
Fax: (650) 857-4837

Stockholder Nominations

        In addition, HP's Bylaws permit stockholders to nominate directors for consideration at an annual stockholder meeting and to solicit proxies in favor of such nominees. For a description of the process for nominating directors in accordance with HP's Bylaws, see "Questions and Answers—Stockholder Proposals, Director Nominations and Related Bylaw Provisions—How may I recommend or nominate individuals to serve as directors?"

Identifying and Evaluating Candidates for Directors

        The Nominating and Governance Committee uses a variety of methods for identifying and evaluating nominees for director. The Nominating and Governance Committee, with the input of the Chairman, regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Nominating and Governance Committee considers various potential candidates for director. Candidates may come to the attention of the Nominating and Governance Committee through current Board members, professional search firms, stockholders or other persons. Identified candidates are evaluated at regular or special meetings of the Nominating and Governance Committee and may be considered at any point during the year. As described above, the Nominating and Governance Committee considers properly submitted stockholder recommendations for candidates for the Board to be included in HP's proxy statement. Following verification of the stockholder status of people proposing candidates, recommendations are considered together by the Nominating and Governance Committee at a regularly scheduled meeting, which is generally the first or second meeting prior to the issuance of the proxy statement for HP's annual meeting. If any materials are provided by a stockholder in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee. The Nominating and Governance Committee also reviews materials provided by professional search firms and other parties in connection with a nominee who is not proposed by a stockholder. In evaluating such nominations, the Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board.

        HP engages a professional search firm on an ongoing basis to identify and assist the Nominating and Governance Committee in identifying, evaluating and conducting due diligence on potential director nominees. Two of the seven directors who joined the Board since the last annual meeting of stockholders, Mr. Apotheker and Mr. Lane, were identified by the professional search firm. The other five directors, Mr. Banerji, Mr. Reiner, Ms. Russo, Ms. Senequier and Ms. Whitman, were identified by an ad hoc committee of directors consisting of the Chief Executive Officer and three non-employee directors, which was formed in November 2010 to assist in the identification of new director candidates and to facilitate the process of evaluating those candidates as potential directors.

Board Policy Regarding Voting for Directors

        HP has implemented a majority vote standard in the election of directors. In addition, HP has adopted a policy whereby any incumbent director nominee who receives a greater number of votes "against" his or her election than votes "for" such election will tender his or her resignation for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will recommend to the Board the action to be taken with respect to such offer of resignation.

Communications with the Board

        Individuals may communicate with the Board by contacting:

Secretary to the Board of Directors
3000 Hanover Street, MS 1050
Palo Alto, California 94304
e-mail: bod@hp.com

        All directors have access to this correspondence. In accordance with instructions from the Board, the Secretary to the Board reviews all correspondence, organizes the communications for review by the Board and posts communications to the full Board or individual directors, as appropriate. HP's independent directors have requested that certain items that are unrelated to the Board's duties, such as spam, junk mail, mass mailings, solicitations, resumes and job inquiries, not be posted.

        Communications that are intended specifically for the Chairman, the independent directors or non-management directors should be sent to the e-mail address or street address noted above, to the attention of the Chairman.

DIRECTOR COMPENSATION AND STOCK OWNERSHIP GUIDELINES

        Employee directors do not receive any separate compensation for their Board activities. In fiscal 2010, non-employee directors received the compensation described below.

        Each non-employee director serving during fiscal 2010 was entitled to receive an annual cash retainer of $100,000 but could elect to receive an equivalent amount of securities in lieu of the cash retainer. Each non-employee director was also entitled to receive an annual equity retainer of $150,000, which was increased to $175,000 effective in March 2010. The equity retainer is paid at the election of the director either entirely in restricted stock units or half in restricted stock units and half in stock options. Under special circumstances, the securities portion of the annual retainer may be paid in cash, but no such exceptions were made during fiscal 2010. The number of shares subject to the restricted stock unit awards is determined based on the fair market value of HP common stock on the grant date, and the number of shares subject to the stock option awards is determined based on a Black-Scholes option valuation model. Non-employee directors are entitled to receive dividend equivalent units with respect to unvested restricted stock units. The restricted stock units and stock options generally vest after one year from the date of grant. Non-employee directors may elect to defer any portion of their annual retainer.

        In addition to the annual retainer, non-employee directors who served as chairs of standing committees during fiscal 2010 received a retainer for such service in the amount of $20,000 for the chair of the Audit Committee, $15,000 for the chair of the HR and Compensation Committee, and $10,000 for the chair of the other Board committees. In addition, the director who served as lead independent director during fiscal 2010 received an additional retainer of $75,000 per year. Each non-employee director also received $2,000 for designated Board meetings attended in excess of six per year and $2,000 for each committee meeting attended in excess of six per year.

        Non-employee directors are reimbursed for their expenses in connection with attending Board meetings (including expenses related to spouses when spouses are invited to attend Board events), and non-employee directors may use the company aircraft for travel to and from HP events. Each non-employee director also is eligible to contribute up to $100,000 worth of HP products each year to a school or qualified charity by paying 25% of the list price of those products, with HP contributing the remaining cost.

        On September 30, 2010, the Board elected Mr. Lane to serve as a director of HP and designated Mr. Lane as non-executive Chairman of the Board effective November 1, 2010, the first day of HP's 2011 fiscal year. In connection therewith, the Board approved an equity retainer that was awarded to Mr. Lane following the end of fiscal 2010 consisting of 45,000 restricted stock units, one-third of which will vest on the first anniversary of the date of grant and two-thirds of which will vest on the third anniversary of the date of grant, with any unvested units to be forfeited in the event that Mr. Lane's service as non-executive Chairman terminates prior to the full vesting of the award. No other compensation will be paid to Mr. Lane for his service on the Board from November 1, 2010 until the annual meeting. If Mr. Lane is re-elected to the Board at that meeting, his compensation for service as a director and as non-executive Chairman thereafter will be established as part of the Board's regular annual review of director compensation.

Fiscal 2010 Non-Employee Director Compensation

        The following table provides information on compensation for non-employee directors who served during fiscal 2010:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Marc L. Andreessen	36,000	389,633	—	8,677	434,310
Lawrence T. Babbio, Jr.	203,333	87,540	87,250	—	378,123
Sari M. Baldauf	168,000	87,540	87,250	—	342,790
Rajiv L. Gupta	156,000	175,027	—	29,926	360,953
John H. Hammergren	82,000	137,533	137,094	29,981	386,608
Joel Z. Hyatt	90,667	275,012	—	19,723	385,402
John R. Joyce	146,000	175,027	—	—	321,027
Robert L. Ryan(4)	255,333	175,027	—	28,389	458,749
Lucille S. Salhany	184,000	87,540	87,250	16,113	374,903
G. Kennedy Thompson	96,000	275,012	—	—	371,012

(1)
For purposes of determining director compensation, the term of office for directors begins in March and ends the following February, which does not coincide with HP's November through October fiscal year. Cash amounts included in the table above represent the portion of the annual retainers, committee chair fees, lead independent director fees and additional meeting fees earned with respect to service during HP's 2010 fiscal year. See "Additional Information about Fees Earned or Paid in Cash in Fiscal 2010" below.

(2)
Represents the grant date fair value of stock options and stock awards granted in fiscal 2010 calculated in accordance with applicable financial accounting standards relating to share based payment awards. For awards of restricted stock units, that amount is calculated by multiplying the closing price of HP's common stock on the date of grant by the number of units awarded. For option awards, that number is calculated by multiplying the Black-Scholes value determined as of the date of grant by the number of options awarded. See "Additional Information about Non-Employee Director Equity Awards" below.

(3)
Amounts in this column represent the cost to HP of product donations made on behalf of non-employee directors as described above.

(4)
Mr. Ryan elected to defer the stock award that he received as his equity retainer for the March 2010 through February 2011 Board term. That deferred compensation will be paid in the form of restricted stock units.

Additional Information about Fees Earned or Paid in Cash in Fiscal 2010

        The following table provides additional information about fees earned or paid in cash to non-employee directors in fiscal 2010:

Name	Annual Retainers(1)(2) ($)	Committee Chair/Lead Independent Director Fees(3) ($)	Additional Meeting Fees(4) ($)	Total ($)
Marc L. Andreessen	—	10,000	26,000	36,000
Lawrence T. Babbio, Jr.	100,000	13,333	90,000	203,333
Sari M. Baldauf	100,000	—	68,000	168,000
Rajiv L. Gupta	100,000	—	56,000	156,000
John H. Hammergren	—	10,000	72,000	82,000
Joel Z. Hyatt	—	6,667	84,000	90,667
John R. Joyce	100,000	—	46,000	146,000
Robert L. Ryan	100,000	93,333	62,000	255,333
Lucille S. Salhany	100,000	10,000	74,000	184,000
G. Kennedy Thompson	—	—	96,000	96,000

(1)
The term of office for directors begins in March and ends the following February, which does not coincide with HP's November through October fiscal year. The dollar amounts shown include cash annual retainers earned for service during the last four months of the March 2009 through February 2010 Board term and cash annual retainers earned for service during the first eight months of the March 2010 through February 2011 Board term.

(2)
Excludes $100,000 to be paid in equity in lieu of cash for each of Mr. Andreessen, Mr. Hammergren, Mr. Hyatt and Mr. Thompson.

(3)
Committee chair and lead independent director fees are calculated based on service during each Board term. The dollar amounts shown include such fees earned for service during the last four months of the March 2009 through February 2010 Board term and fees earned for service during the first eight months of the March 2010 through February 2011 Board term.

(4)
Additional meeting fees are calculated based on the number of designated Board meetings and the number of committee meetings attended during each Board term. The dollar amounts shown include additional meeting fees earned for meetings attended during the last four months of the March 2009 through February 2010 Board term and additional meeting fees earned for meetings attended during the first eight months of the March 2010 through February 2011 Board term.

Additional Information about Non-Employee Director Equity Awards

        The following table provides additional information about non-employee director equity awards, including the stock awards and option awards made to non-employee directors during fiscal 2010, the grant date fair value of each of those awards and the number of stock awards and option awards outstanding as of the end of fiscal 2010:

Name	Stock Awards Granted During Fiscal 2010 (#)	Option Awards Granted During Fiscal 2010 (#)	Grant Date Fair Value of Stock and Option Awards Granted During Fiscal 2010(1) ($)	Stock Awards Outstanding at Fiscal Year End(2) (#)	Option Awards Outstanding at Fiscal Year End (#)
Marc L. Andreessen	7,507	—	389,633	7,544	—
Lawrence T. Babbio, Jr.	1,632	5,976	174,790	1,639	69,919
Sari M. Baldauf	1,632	5,976	174,790	1,639	18,708
Rajiv L. Gupta	3,263	—	175,027	3,276	6,177
John H. Hammergren	2,564	9,390	274,627	2,574	45,780
Joel Z. Hyatt	5,127	—	275,012	5,147	—
John R. Joyce	3,263	—	175,027	3,276	—
Robert L. Ryan(3)	3,263	—	175,027	3,276	—
Lucille S. Salhany	1,632	5,976	174,790	1,639	42,605
G. Kennedy Thompson	5,127	—	275,012	5,147	8,364

(1)
Represents the grant date fair value of stock options and stock awards granted in fiscal 2010 calculated in accordance with applicable financial accounting standards. For awards of restricted stock units, that number is calculated by multiplying the closing price of HP's common stock on the date of grant by the number of units awarded. For option awards, that amount is calculated by multiplying the Black-Scholes value determined as of the date of grant by the number of options awarded.

(2)
Includes dividend equivalent units paid with respect to outstanding awards of restricted stock units during fiscal 2010.

(3)
Mr. Ryan elected to defer the stock award that he received as his equity retainer for the March 2010 through February 2011 Board term. That deferred compensation will be paid in the form of restricted stock units.

Non-Employee Director Stock Ownership Guidelines

        Under HP's stock ownership guidelines, non-employee directors are required to accumulate within five years of election to the Board shares of HP common stock equal in value to at least five times the amount of their annual cash retainer. Shares counted toward these guidelines include any shares held by the director directly or indirectly, including deferred vested awards.

        All non-employee directors with more than five years of service have met HP's stock ownership guidelines. See "Common Stock Ownership of Certain Beneficial Owners and Management."

PROPOSALS TO BE VOTED ON

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        HP's Bylaws fix the current number of directors at 17. Directors Joel Z. Hyatt, John R. Joyce, Robert L. Ryan and Lucille S. Salhany are not nominees for election at the meeting. On the recommendation of the Nominating and Governance Committee, the Board has nominated the 13 persons named below for election as directors this year, each to serve for a one-year term or until the director's successor is elected and qualified. The Board has also reduced the number of directors to 13 effective immediately prior to the commencement of the meeting.

Director Nominee Experience and Qualifications

        The Board annually reviews the appropriate skills and characteristics required of directors in the context of the current composition of the Board, our operating requirements and the long-term interests of our stockholders. The Board believes that its members should possess a variety of skills, professional experience, and backgrounds in order to effectively oversee our business. In addition, the Board believes that each director should possess certain attributes, as reflected in the Board's membership criteria described below.

        HP's Corporate Governance Guidelines contain the current Board membership criteria that apply to nominees recommended for a position on the Board. Under those criteria, members of the Board should have the highest professional and personal ethics and values, consistent with longstanding HP values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public service. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders of HP. Although the Board uses these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for nominees.

        The Board believes that all the nominees named below are highly qualified and have the skills and experience required for effective service on the Board. The nominees' individual biographies below contain information about their experience, qualifications and skills that led the Board to nominate them.

        All of the nominees have indicated to HP that they will be available to serve as directors. In the event that any nominee should become unavailable, the proxy holders, Léo Apotheker, Michael J. Holston and Paul T. Porrini, will vote for a nominee or nominees designated by the Board.

        All of the nominees except Mr. Apotheker, Mr. Banerji, Mr. Lane, Mr. Reiner, Ms. Russo, Ms. Senequier and Ms. Whitman have served as directors since the last annual meeting. Mr. Apotheker and Mr. Lane were elected by the Board to serve as directors effective November 1, 2010, and Mr. Banerji, Mr. Reiner, Ms. Russo, Ms. Senequier and Ms. Whitman were elected by the Board to serve as directors effective January 21, 2011.

        There are no family relationships among our executive officers and directors.

        Our Board recommends a vote FOR the election to the Board of the each of the following nominees.

Marc L. Andreessen Director since 2009 Age 39	Mr. Andreessen is co-founder and a general partner of Andreessen Horowitz, a venture capital firm founded in July 2009, and co-founder and Chairman of Ning, Inc., an online platform founded in 2004 for people to create their own social networks. From 1999 to July 2007, Mr. Andreessen served as Chairman of Opsware, Inc., a software company that he co-founded. From March 1999 to September 1999, Mr. Andreessen served as Chief Technology Officer of America Online, Inc., a software company. Mr. Andreessen co-founded Netscape Communications Corporation, a software company, and served in various positions, including Chief Technology Officer and Executive Vice President of Products from 1994 to 1999. Mr. Andreessen also is a director of eBay Inc. and several private companies.

Mr. Andreessen brings to the Board extensive experience as an Internet entrepreneur. Mr. Andreessen also is a recognized industry expert and visionary in the IT industry. In addition, he has extensive leadership, consumer industry and technical expertise through his positions at Netscape, America Online and Opsware and his service on the boards of public and private technology companies. He has also gained valuable experience serving on the boards of both public and private companies.
Léo Apotheker Director since 2010 Age 57
Mr. Apotheker has served as HP's President and Chief Executive Officer and as a member of the Board since November 2010. Mr. Apotheker served as Chief Executive Officer of SAP AG, a software company, from June 2009 until February 2010 after having served as co-Chief Executive Officer of SAP from April 2008 to May 2009. Previously, Mr. Apotheker served as worldwide Chairman of Customer Solutions and Operations for SAP from 2002 until April 2008. Mr. Apotheker occupied various other positions at SAP since joining the company in 1995, including Chairman of SAP EMEA from 1999 to 2002; Chairman of SAP for the South-West Europe Region from 1997 to 1999; and CEO of SAP France and SAP Belgium from 1995 to 1997. Mr. Apotheker also is Vice Chairman of the supervisory board of Schneider Electric SA.

Mr. Apotheker brings to the Board significant expertise in global business and technology and extensive management and operating experience. During his more than 20 years at SAP, he was a driving force in making it the largest business software applications company in the world. During his tenure at SAP, Mr. Apotheker also transformed research and development and technology platforms, expanded business models and customer segments, and developed a strong track record of driving technological innovation, building customer relationships and managing world-class teams. In addition, because of his vast international experience, Mr. Apotheker is able to provide valuable leadership as HP continues to expand globally, particularly in high-growth emerging markets.

Lawrence T. Babbio, Jr. Director since 2002 Age 66	Mr. Babbio has served as a Senior Advisor to Warburg Pincus, a private equity firm, since June 2007. Previously, Mr. Babbio served as Vice Chairman and President of Verizon Communications, Inc., a telecommunications company, from 2000 until his retirement in April 2007. Mr. Babbio also served as Vice Chairman of Bell Atlantic Corporation, a telecommunications company, from 1995 until the formation of Verizon through the merger of Bell Atlantic and GTE Corporation, another telecommunications company, in 2000; as Executive Vice President and Chief Operating Officer of Bell Atlantic from 1994 to 1995; and Chairman, Chief Executive Officer and President of Bell Atlantic Enterprises International, Inc. from 1991 to 1994.

Mr. Babbio brings to the Board strong business skills and experience, executive leadership expertise, and extensive knowledge of financial and operational matters, having spent more than 40 years in the telecommunications industry. Mr. Babbio also brings to the Board recent experience in venture capital investing with a focus on the technology, media and telecommunications industries.
Sari M. Baldauf Director since 2006 Age 55
Ms. Baldauf served as Executive Vice President and General Manager of the Networks business group of Nokia Corporation, a communications company, from 1998 until February 2005. She previously held various positions at Nokia since joining the company in 1983, including Executive Vice President of Nokia, Asia-Pacific from 1997 to 1998 and President of Nokia Cellular Systems from 1988 to 1996. Ms. Baldauf also was a member of the Executive Board of Nokia from 1994 until January 2005. Ms. Baldauf also is a director of Daimler AG and three companies headquartered in Finland.

Ms. Baldauf brings to the Board valuable business and leadership experience, including extensive operational and management experience at Nokia, a technology-driven company. In addition, Ms. Baldauf's knowledge of global business from both a consumer and an enterprise market perspective and her experience in large, emerging markets such as China and India have provided her with insight regarding building operations in diverse cultural environments as well as the importance of innovation. Ms. Baldauf also has a high level of understanding of the board's role and responsibilities based on her service on other public company boards. In addition, because of her service on the boards of several other international companies, Ms. Baldauf is able to provide insight regarding operating and governing a business in a diverse range of geographies.

Shumeet Banerji Director since 2011 Age 51	Mr. Banerji has served as Chief Executive Officer of Booz & Company, a consulting company, since July 2008. Previously, Mr. Banerji served in multiple roles at Booz Allen Hamilton, a consulting company and predecessor to Booz & Company, while based in offices in North America, Asia and Europe, including President of the Worldwide Commercial Business from February 2008 to July 2008, Managing Director, Europe from February 2007 to February 2008 and Managing Director, United Kingdom from 2003 to March 2007. Earlier in his career, he was a member of the faculty at the University of Chicago Graduate School of Business.

Mr. Banerji brings to the Board a robust understanding of the issues facing companies and governments in both mature and emerging markets around the world through his nearly two decades of work with Booz & Company. In particular, Mr. Banerji brings valuable experience in addressing issues ranging from corporate strategy, organizational structure, governance, transformational change, operational performance improvement and merger integration.
Rajiv L. Gupta Director since 2009 Age 65
Mr. Gupta has served as Chairman of Avantor Performance Materials, a manufacturer of chemistries and materials, since August 2010 and as Senior Advisor to New Mountain Capital, LLC, a private equity firm, since July 2009. Previously, Mr. Gupta served as Chairman and Chief Executive Officer of Rohm and Haas Company, a worldwide producer of specialty materials, from 1999 to April 2009. Mr. Gupta occupied various other positions at Rohm and Haas since joining the company in 1971, including Vice-Chairman from 1998 to 1999; Director of the Electronic Materials business from 1996 to 1999; and Vice-President and Regional Director of the Asia-Pacific Region from 1993 to 1998. Mr. Gupta also is a director of Tyco International Ltd., The Vanguard Group and several private companies.

Mr. Gupta brings to the Board extensive experience in executive leadership at a large global company, international management experience, and venture capital investment experience. From his nearly ten years as Chairman and Chief Executive Officer of Rohm and Haas, Mr. Gupta has a strong operational and strategic background with significant experience in manufacturing and sales. He also brings public company governance experience as a member or chair of boards and board committees of other public and private companies.
John H. Hammergren Director since 2005 Age 51
Mr. Hammergren has served as Chairman of McKesson Corporation, a healthcare services and information technology company, since 2002 and as President and Chief Executive Officer of McKesson since 2001. Mr. Hammergren joined McKesson in 1996 and held a number of management positions before becoming President and Chief Executive Officer. Mr. Hammergren also is a director of Nadro, S.A. de C.V. (Mexico).

Mr. Hammergren brings to the Board nearly 30 years of business and leadership experience in the healthcare industry. As a Chairman and Chief Executive Officer of a large global company, Mr. Hammergren brings a wealth of complex management, worldwide operational and financial expertise. He also brings in-depth knowledge of the opportunities and challenges facing global companies.
Raymond J. Lane Director since 2010 Age 63
Mr. Lane has served as HP's non-executive Chairman since November 2010. Mr. Lane has served as Managing Partner of Kleiner Perkins Caufield & Byers, a private equity firm, since 2000. Prior to joining Kleiner Perkins, Mr. Lane was President and Chief Operating Officer and a director of Oracle Corporation, a software company. Before joining Oracle in 1992, Mr. Lane was a senior partner of Booz Allen Hamilton, a consulting company. Prior to Booz Allen Hamilton, Mr. Lane served as a division vice president with Electronic Data Systems Corporation, an IT services company that HP acquired in August 2008. Mr. Lane also is a director of Quest Software, Inc. and several private companies.

Mr. Lane brings to the Board significant experience as an early-stage venture capital investor, principally in the information technology industry, through his position as Managing Partner of Kleiner Perkins. In addition, having served as President and Chief Operating Officer of Oracle, Mr. Lane has experience in worldwide operations, management and the development of corporate strategy. He has also gained valuable experience serving in board leadership roles for many public and private companies.
Gary M. Reiner Director since 2011 Age 56
Mr. Reiner has served as Special Advisor at General Atlantic, a private equity firm, since September 2010. Previously, Mr. Reiner served as the Senior Vice President and Chief Information Officer at General Electric Company, a technology, media and financial services company, from 1996 until March 2010. Mr. Reiner previously held other executive positions with GE since joining the company in 1991. Earlier in his career, Mr. Reiner was a partner at Boston Consulting Group where he focused on strategic and process issues for technology businesses.

Mr. Reiner brings to the Board deep insight into how IT can help global companies succeed through his many years of experience as Chief Information Officer at GE. From his other positions at GE and his prior experience with Boston Consulting Group, he also brings decades of experience driving corporate strategy, information technology and best practices across complex organizations. In addition, Mr. Reiner brings recent experience in private equity investing focusing on the IT industry.
Patricia F. Russo Director since 2011 Age 58
Ms. Russo served as Chief Executive Officer of Alcatel-Lucent, a communications company, from December 2006 to September 2008. Previously, she served as Chairman of Lucent Technologies Inc., a communications company, from 2003 to November 2006 and Chief Executive Officer and President of Lucent from 2002 to November 2006. Ms. Russo also is a director of General Motors Company, Merck & Co., Inc. and Alcoa Inc.

Ms. Russo brings to the Board extensive global business experience, a broad understanding of the technology industry, strong management skills and operational expertise through her positions with Alcatel-Lucent and Lucent Technologies. In those positions, she dealt with a wide range of issues including mergers and acquisitions and business restructurings as she led Lucent's recovery through a severe industry downturn and later a merger with Alcatel. Ms. Russo also brings public company governance experience as a member of boards and board committees of other public companies.
Dominique Senequier Director since 2011 Age 57
Ms. Senequier has served as Chairman and Chief Executive Officer of AXA Private Equity, a private equity firm, since founding the firm and joining AXA Investment Managers in 1996. Earlier in her career, she worked at the Commission Française des Assurances and at the French insurance group GAN. Ms. Senequier also is an observer of the supervisory board of Schneider Electric SA.

Ms. Senequier brings to the Board broad international perspective, strong financial acumen and a keen focus on long-term performance through her experience as Chairman and Chief Executive Officer of AXA Private Equity. She also brings extensive experience in investing in the IT industry. In addition, Ms. Senequier brings international public company governance experience as a member of the Schneider Electric supervisory board.
G. Kennedy Thompson Director since 2006 Age 60
Mr. Thompson has served as Senior Advisor to Aquiline Capital Partners LLC, a private equity firm, since May 2009. Previously, Mr. Thompson served as Chairman of Wachovia Corporation, a financial services company, from 2003 until June 2008. Mr. Thompson also served as Chief Executive Officer of Wachovia, formerly First Union Corporation, from 2000 until June 2008 and as President from 1999 until June 2008. Previously, Mr. Thompson served as Chairman of First Union for a portion of 2001; Vice Chairman of First Union from 1998 to 1999; and Executive Vice President of First Union from 1996 to 1998.

Mr. Thompson brings to the Board broad business skills and experience, executive leadership expertise, organizational and operational management skills, and knowledge of complex global business and financial matters, having served as Chairman, Chief Executive Officer and President of a global financial services company. Mr. Thompson also brings to the Board recent experience in venture capital investing focusing on the financial services industry.

Margaret C. Whitman Director since 2011 Age 54	Ms. Whitman served as President and Chief Executive Officer of eBay Inc., an ecommerce and payments company, from 1998 to March 2008. Prior to joining eBay, Ms. Whitman held executive-level positions at Hasbro Inc., a toy company, FTD, Inc., a floral products company, The Stride Rite Corporation, a footwear company, The Walt Disney Company, an entertainment company, and Bain & Company, a consulting company. She also served as a director of The Procter & Gamble Company from 2003 to 2008 and DreamWorks Animation SKG, Inc. from 2005 to 2008, having resigned from both boards of directors in preparation for her 2010 California gubernatorial bid.

Ms. Whitman brings to the Board unique experience in developing transformative business models, building global brands and driving sustained growth and expansion through her ten years as President and Chief Executive Officer of eBay. From her previous executive positions with other large public companies, she also brings strong operational and strategic expertise. In addition, Ms. Whitman brings public company governance experience having previously served as a member of boards and board committees of other public companies.

Vote Required

        Each director nominee who receives more "FOR" votes than "AGAINST" votes representing shares of HP common stock present in person or represented by proxy and entitled to be voted at the annual meeting will be elected.

        If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the 13 persons recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

        You may cumulate your votes in favor of one or more of the director nominees. If you wish to cumulate your votes, you will need to indicate explicitly your intent to cumulate your votes among the 13 persons who will be voted upon at the annual meeting. See "Questions and Answers—Voting Information—Is cumulative voting permitted for the election of directors?" for further information about how to cumulate your votes. Léo Apotheker, Michael J. Holston and Paul T. Porrini, as proxy holders, reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable nominees in their sole discretion, except that a stockholder's votes will not be cast for a nominee as to whom such stockholder instructs that such votes be cast "AGAINST" or "ABSTAIN."

        If an incumbent director nominee receives a greater number of votes against his or her election than votes for such election, he or she is required to tender his or her resignation for consideration by the Nominating and Governance Committee in accordance with Section V of HP's Corporate Governance Guidelines and as described under "Corporate Governance Principles and Board Matters—Board Policy Regarding Voting for Directors."

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has appointed Ernst & Young LLP as the independent registered public accounting firm to audit HP's consolidated financial statements for the fiscal year ending October 31, 2011. During fiscal 2010, Ernst & Young LLP served as HP's independent registered public accounting firm and also provided certain tax and other audit-related services. See "Principal Accountant Fees and Services" on page 76. Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

        Ratification of the appointment of Ernst & Young LLP as HP's independent registered public accounting firm for the 2011 fiscal year requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted at the meeting. If the appointment is not ratified, the Board will consider whether it should select another independent registered public accounting firm.

Recommendation of the Board of Directors

        Our Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as HP's independent registered public accounting firm for the 2011 fiscal year.

 PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables HP stockholders to vote to approve, on an advisory or non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules.

        HP has a "pay-for-performance" philosophy that forms the foundation of all decisions regarding compensation of HP's named executive officers. This compensation philosophy, and the program structure approved by the HR and Compensation Committee, is central to HP's ability to attract, retain and motivate individuals who can achieve superior financial results. This approach, which has been used consistently over the years, has resulted in HP's ability to attract and retain the executive talent necessary to guide HP during a period of tremendous growth and transformation. Please refer to "Executive Compensation—Compensation Discussion and Analysis—Executive Summary" for an overview of the compensation of HP's named executive officers.

        We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules, which disclosures include the disclosures under "Executive Compensation—Compensation Discussion and Analysis," the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this proxy statement.

        This vote is advisory and therefore not binding on HP, the HR and Compensation Committee of the Board, or the Board. The Board and the HR and Compensation Committee value the opinions of HP stockholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider those stockholders' concerns, and the HR and Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

        The affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal.

Recommendation of the Board of Directors

        Our Board recommends a vote FOR the approval of the compensation of HP's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

 PROPOSAL NO. 4

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION

        The Dodd-Frank Act also enables HP stockholders to vote, on an advisory or non-binding basis, on how frequently they would like to cast an advisory vote on the compensation of HP's named executive officers. By voting on this proposal, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years.

        After careful consideration of the frequency alternatives, the Board believes that conducting advisory vote on executive compensation on an annual basis is appropriate for HP and its stockholders at this time.

Vote Required

        The affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting is required for advisory approval of this proposal. The Board will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, the Board may decide that it is in the best interests of HP and its stockholders to hold an advisory vote more or less frequently than the alternative that has been selected by our stockholders.

Recommendation of the Board of Directors

        Our Board recommends a vote for the approval of an ANNUAL advisory vote on the compensation of HP's named executive officers.

 PROPOSAL NO. 5

APPROVAL OF THE HEWLETT-PACKARD COMPANY
2011 EMPLOYEE STOCK PURCHASE PLAN

        On November 17, 2010, the HR and Compensation Committee of the Board adopted the Hewlett-Packard Company 2011 Employee Stock Purchase Plan (the "2011 ESPP") and reserved 100,000,000 shares of HP common stock for issuance thereunder. The 2011 ESPP will be effective May 1, 2011, subject to HP stockholder approval within 12 months of Board approval.

        HP stockholders are being asked to approve the 2011 ESPP and the Board's reservation of shares under the 2011 ESPP for the purpose of qualifying such shares for special tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2011 ESPP is intended to replace HP's 2000 Employee Stock Purchase Plan (also known as the "Share Ownership Plan" or "SOP"), which expired on November 1, 2010. At the time of expiration, approximately 30,426,564 shares of common stock were reserved for issuance under the SOP.

Summary of the 2011 ESPP

        The principal features of the 2011 ESPP are summarized below. The following summary of the 2011 ESPP does not purport to be a complete description of all of the provisions of the 2011 ESPP. It is qualified in its entirety by reference to the complete text of the 2011 ESPP, which has been filed with the SEC as Annex A to this proxy statement. Any HP stockholder who wishes to obtain a copy of the 2011 ESPP may do so upon written request to the Secretary at HP's principal executive offices.

        General.    The purpose of the 2011 ESPP is to provide employees of HP and its designated subsidiaries and affiliates with an opportunity to purchase HP common stock and, therefore, to have an additional incentive to contribute to the prosperity of HP.

        Administration.    The 2011 ESPP is administered by a committee (the "Administrative Committee") appointed by the Board. The Administrative Committee has full power to interpret the 2011 ESPP, and the decisions of the Board and the Administrative Committee are final and binding upon all participants.

        Eligibility.    Any employee of HP or any HP subsidiary or affiliate designated by the Administrative Committee who is regularly employed for at least 20 hours per week and more than five months in a calendar year on an Entry Date (as defined below) is eligible to participate in the 2011 ESPP during the Offering Period (as defined below) beginning on that Entry Date, subject to administrative rules established by the Administrative Committee. However, no employee is eligible to participate in the 2011 ESPP to the extent that, immediately after the grant, that employee would have owned 5% of either the voting power or the value of HP's common stock, and no employee's rights to purchase HP's common stock pursuant to the 2011 ESPP may accrue at a rate that exceeds $25,000 per calendar year. Eligible employees become participants in the 2011 ESPP by filing with HP an enrollment agreement authorizing payroll deductions on a date set by the Administrative Committee prior to the applicable Entry Date. As of October 31, 2010, approximately 250,000 HP employees, including 12 executive officers, were eligible to participate in the 2011 ESPP.

        Participation in an Offering.    The 2011 ESPP is implemented by offering periods lasting for six months (an "Offering Period"). If stockholders approve the 2011 ESPP, the first six-month Offering Period will begin on May 1, 2011. Common stock is purchased under the 2011 ESPP every six months on the last trading day of each Offering Period (a "Purchase Date"), unless the participant becomes ineligible, withdraws or terminates employment earlier. The Entry Date is the first trading day of the Offering Period. To participate in the 2011 ESPP, each eligible employee must authorize contributions pursuant to the 2011 ESPP, which will generally be collected through payroll deductions. Such payroll deductions may not exceed 10% of a participant's eligible compensation and are also subject to the limitations discussed above. A participant may increase or decrease his or her rate of contribution through payroll deductions at any time, but at no time may such rate of contribution exceed 10%. Each participant who has elected to participate is automatically granted an option to purchase shares of common stock on his or her Entry Date. The option expires at the end of the Offering Period, upon termination of employment, or if the employee becomes ineligible, whichever is earlier, but is exercised at the end of each Offering Period to the extent of the contributions accumulated during such Offering Period. The number of shares that may be purchased by an employee in any Offering Period, subject to the limitations discussed above, may not exceed 5,000 shares of common stock.

        Purchase Price; Shares Purchased.    Shares of common stock may be purchased under the 2011 ESPP at a price not less than 95% of the fair market value of the common stock on the last trading day of the Offering Period; however, the Administrative Committee has the discretion to adjust the purchase price in the future so long as it is not less than 85% of the fair market value of the common stock on the last trading day of the Offering Period. On December 31, 2010, the closing price per share of HP common stock was $42.10. The number of whole shares of HP common stock a participant purchases in each Offering Period is determined by dividing the total amount of the participant's contributions during that Offering Period by the purchase price, subject to the 5,000 share limit.

        Termination of Employment.    Termination of a participant's employment for any reason, including death, immediately cancels his or her option and participation in the 2011 ESPP. In such event, the contributions credited to the participant's account will be returned without interest to him or her or, in the case of death, to the person or persons entitled to those contributions.

        Adjustments upon Changes in Capitalization, Merger or Sale of Assets.    In the event that HP common stock is changed by reason of any stock split, stock dividend, combination, recapitalization or other similar changes in HP's capital structure effected without the receipt of consideration, appropriate proportional adjustments may be made in the number of shares of stock subject to the 2011 ESPP, the number of shares of stock to be purchased pursuant to an option and the price per share of common stock covered by an option. Any such adjustment will be made by the Board, whose determination shall be conclusive and binding. In the event of a proposed sale of all or substantially all of the assets of HP or the merger or consolidation of HP with another company, the Board may determine that each option will be assumed by, or an equivalent option substituted by, the successor company or its affiliates, that the Purchase Date will be accelerated, or that all outstanding options will terminate and accumulated payroll deductions will be refunded.

        Amendment and Termination of the Plan.    The Board may terminate or amend the 2011 ESPP at any time, except that it may not increase the number of shares subject to the 2011 ESPP other than as described in the 2011 ESPP. The 2011 ESPP will continue until May 1, 2021, unless otherwise terminated by the Board.

        Withdrawal.    Generally, a participant may withdraw from the 2011 ESPP during an Offering Period prior to the change enrollment deadline established by the Administrative Committee. The Administrative Committee may establish rules limiting the frequency with which participants may withdraw and re-enroll in the plan and may establish a waiting period for participants wishing to re-enroll.

        New Plan Benefits.    Because benefits under the 2011 ESPP will depend on employees' elections to participate and the fair market value of HP common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the 2011 ESPP is approved by the stockholders. Non-employee directors are not eligible to participate in the 2011 ESPP.

U.S. Federal Income Tax Consequences

        If HP stockholders approve this proposal, the 2011 ESPP, and the right of participants to make purchases thereunder, should qualify under the provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the 2011 ESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the applicable Entry Date and more than one year from the date of transfer of the shares to the participant, then the participant generally will recognize ordinary income measured as the lesser of (i) the excess of the amount received upon such sale or disposition over the purchase price, or (ii) an amount equal to 5% of the fair market value of the shares as of the Entry Date. Any additional gain should be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of this holding period, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. HP is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above. In all other cases, no deduction is allowed to HP.

        The foregoing is only a summary of the effect of U.S. federal income taxation upon participants and HP with respect to the 2011 ESPP based on the U.S. Federal income tax laws in effect as of the date of this proxy statement. It is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable or the gift, estate, or any tax law other than U.S. federal income tax law. Because individual circumstances may vary, HP advises all recipients to consult their own tax advisor concerning the tax implications of participation in the 2011 ESPP.

Vote Required

        Approval of the 2011 ESPP requires the affirmative vote of a majority of the shares of HP common stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting.

Recommendation of the Board of Directors

        Our Board recommends a vote FOR the approval of the Hewlett-Packard Company 2011 Employee Stock Purchase Plan.

PROPOSAL NO. 6

APPROVAL OF AN AMENDMENT TO THE HEWLETT-PACKARD COMPANY
2005 PAY-FOR-RESULTS PLAN TO EXTEND THE TERM OF THE PLAN

        The Hewlett-Packard Company 2005 Pay-for-Results Plan (the "PfR Plan") was approved by stockholders in March of 2006. The PfR Plan provides a non-exclusive framework that can satisfy the standards of Section 162(m) of the Code. Under the PfR Plan, the HR and Compensation Committee of the Board (the "Committee") may designate performance measures and a bonus formula with respect to a performance period for each PfR Plan participant. Utilizing those criteria and other factors that the Committee determines appropriate, the Committee uses the PfR Plan to reward accomplishments achieved or recognized during the performance period. The Board believes that the PfR Plan benefits stockholders because it creates a strong incentive for executives to meet or exceed specified financial goals. Stockholders are being asked to approve an amendment to the PfR Plan to remove the expiration date so that the PfR Plan will continue until terminated by the Committee and to fulfill the requirements to qualify the amounts paid pursuant to the PfR Plan for a United States federal income tax deduction by HP. Other than the removal of the plan expiration, all terms of the PfR Plan remain unchanged.

        The Board believes that it is in the best interest of HP and its stockholders to provide for a stockholder-approved plan under which bonuses qualify for deductibility by HP for United States federal income tax purposes, to the maximum extent permitted. Accordingly, the PfR Plan is structured such that payments under it can qualify as "performance-based" compensation within the meaning of Section 162(m) of the Code. In general, Section 162(m) of the Code places a limit of $1 million on the deductibility for federal income tax purposes of the compensation paid to "covered employees," generally defined as the four highest-paid officers employed by the company on the last day of its taxable year other than the chief financial officer. However, compensation that qualifies as "performance-based" under Section 162(m) is not subject to the $1 million limitation. One of the requirements of "performance-based" compensation for purposes of Section 162(m) of the Code is that the material terms of the performance goal under which compensation may be paid be disclosed to, and approved by, the company's stockholders every five years. Therefore, we are seeking stockholder approval of the material terms of the PfR Plan which permit continued qualification under Section 162(m). For purposes of Section 162(m), the material terms include (i) the employees eligible to receive compensation, (ii) a description of the business criteria on which the performance goal is based and (iii) the maximum amount of compensation that can be paid to an employee under the performance goal. Each of these aspects of the PfR Plan is discussed below, and stockholder approval of the amendment to the PfR Plan will be deemed to constitute approval of each of these aspects of the PfR Plan for purposes of the approval requirements of Section 162(m) of the Code.

Summary of the PfR Plan

        The principal features of the PfR Plan are summarized below. The following summary of the PfR Plan does not purport to be a complete description of all of the provisions of the PfR Plan. It is qualified in its entirety by reference to the complete text of the PfR Plan, which has been filed with the SEC as Annex B to this proxy statement. Any HP stockholder who wishes to obtain a copy of the PfR Plan may do so upon written request to the Secretary at HP's principal executive offices.

        Administration.    The Committee has complete authority to: (i) select from the eligible participants the individuals to whom awards under the PfR Plan may from time to time be paid, (ii) determine the performance periods and performance goals upon which payment of awards under the PfR Plan will be based, and (iii) make any other determination and take any other action that the Committee deems necessary or desirable to discharge its duties under the PfR Plan. The Committee may delegate various functions to a "Plan Committee" to act on certain compensation and benefits matters. The Plan Committee will have the responsibility for general administration and interpretation of the PfR Plan, except to the extent inconsistent with Section 162(m) of the Code. The Plan Committee is composed of HP's Executive Vice President of Human Resources, General Counsel, Controller and Treasurer. The Plan Committee may further delegate its administrative tasks to other HP employees as it deems appropriate.

        Participation and Eligibility.    Each Section 16 officer is eligible to participate in the PfR Plan. HP's non-employee directors are not entitled to participate in the PfR Plan. As of December 31, 2010, HP had 12 Section 16 officers who were eligible to participate in the PfR Plan in fiscal 2011.

        If a person ceases to be a Section 16 officer or becomes a Section 16 officer during a performance period, such participant may receive a prorated bonus under the PfR Plan.

        A participant generally will forfeit any bonus for a performance period during which such participant is involuntarily terminated by HP or terminates his or her employment with HP for any reason, although the Committee may determine that the forfeiture does not apply in cases of termination due to death, workforce reduction, disability, retirement or in connection with certain mutual separation agreements, but only to the extent that the applicable performance goals are met. Adjustments may also be made if a participant is on a leave of absence approved by HP or is on non-pay status.

        Awards under the PfR Plan are subject to repayment in the event of a significant restatement of financial results. In the event of such a restatement, the Board will review all bonuses that were paid to Section 16 officers on the basis of having met or exceeded specific performance targets for performance periods beginning after December 31, 2005 for the restatement period. If such bonuses would have been lower had they been calculated based on such restated results, the Board will, to the extent permitted by governing law, seek to recoup all such bonuses paid to Section 16 officers whose fraud or misconduct resulted in such restatement.

        PfR Plan Operation.    Within the earlier of (i) 90 days after commencement of a performance period, or (ii) the expiration of 25% of the performance period, the Committee will designate or approve:

  •
  the performance period (the PfR Plan defines "performance period" to mean HP's fiscal year or such other period that the Committee may establish);

  •
  the employees (designated by position or name) who will be participants in the PfR Plan for the performance period;

  •
  the performance measures and targeted performance goals for those measures during the performance period;

  •
  the bonus formula applicable to each participant for the performance period (which can be set on an individual or group basis);

  •
  the target bonus opportunity for each participant;

  •
  the weighting of each performance measure; and

  •
  the eligible earnings that the participant accrues during the performance period.

        When the Committee establishes a bonus program, the Committee first determines the length of the performance period in which a bonus program applies. The Committee also determines the performance measures, and associated weighting and targeted goals, for the applicable performance period. For the 2011 fiscal year performance period, the Committee selected non-GAAP net profit (before bonus) to determine overall plan funding. For individual participants, the Committee will make bonus awards based on performance measures that include business-owned net profit and revenue, as well as achievement against certain strategic objectives, customer satisfaction and employee development metrics.

        Business Criteria and Maximum Amount of Compensation Payable under the PfR Plan.    The performance measures for any performance period will be any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either HP as a whole or to a region, business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to a previous period's results or to a designated comparison group, in each case as specified by the Committee: (i) cash flow (including operating cash flow or free cash flow), (ii) revenue (on an absolute basis or adjusted for currency effects), (iii) gross margin, (iv) operating expenses or operating expenses as a percentage of revenue, (v) earnings (which may include earnings before interest and taxes, earnings before taxes and net earnings, and may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") or adjusted to exclude any or all non-GAAP items), (vi) earnings per share (on a GAAP or non-GAAP basis), (vii) growth in any of the foregoing measures, (viii) stock price, (ix) return on equity or average stockholders' equity, (x) total stockholder return, (xi) growth in stockholder value relative to the moving average of the S&P 500 Index or another index, (xii) return on capital, (xiii) return on assets or net assets, (xiv) return on investment, (xv) economic value added, (xvi) operating profit, controllable operating profit, or net operating profit, (xvii) operating margin, (xviii) cash conversion cycle, (xix) market share, (xx) contract awards or backlog, (xxi) overhead or other expense reduction, (xxii) credit rating, (xxiii) strategic plan development and implementation, (xxiv) succession plan development and implementation, (xxv) improvement in workforce diversity, (xxvi) customer indicators, (xxvii) new product invention or innovation, (xxviii) attainment of research and development milestones, (xxix) improvements in productivity, (xxx) attainment of objective operating goals and (xxxi) employee metrics.

        The PfR Plan further provides that the Committee may appropriately adjust any evaluation of performance under a performance measure to exclude any of the following events that occurs during a performance period: (A) the effects of currency fluctuations, (B) any or all items that are excluded from the calculation of non-GAAP earnings as reflected in any HP press release and Form 8-K filing relating to an earnings announcement, (C) asset write-downs, (D) litigation or claim judgments or settlements, (E) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (F) accruals for reorganization and restructuring programs, and (G) any other extraordinary or non-operational items.

        The maximum bonus that any one participant may be paid under the PfR Plan in any one fiscal year is $10 million.

        Committee Certification and Determination of Awards.    After the conclusion of each performance period, the Committee will determine and certify the extent to which the targeted goals for the performance measures applicable to the performance period were achieved. The Committee will also certify the bonus amount for each participant for the performance period based upon bonus formula for such participant as previously established by the Committee. The Committee has the authority to reduce or eliminate to zero the amount of any bonus payable under the PfR Plan to any participant; however, the Committee cannot increase the bonus amounts payable under the PfR Plan in excess of the maximum that a participant would receive based on the bonus formula established for the participant at the beginning of the performance period.

        Non-Exclusivity.    Nothing contained in the PfR Plan prevents the Board from adopting other or additional compensation arrangements that provide for bonuses or other forms of compensation for HP's officers or other employees regardless of stockholders approval of the PfR Plan. Such other arrangements may or may not qualify for deductibility under Section 162(m) of the Code and may be either applicable only for specific officers or employees, or may be generally applicable. However, for payments under the PfR to qualify as performance-based compensation under Section 162(m), any such other or additional compensation arrangements may not be designed to provide PfR Plan participants all or part of the compensation they would receive under the PfR Plan regardless of whether the performance goal is attained.

        Amendment and Termination of the PfR Plan.    The Committee may amend, suspend or terminate the PfR Plan at any time as it may deem proper and in the best interests of HP; provided that no amendment, suspension or termination may be made that would increase the amount of compensation payable pursuant to a bonus awarded under the PfR Plan or cause amounts payable under the PfR Plan to fail to qualify as performance-based compensation under Section 162(m) of the Code. Administrative changes or changes required by law may be made by the Plan Committee. To the extent required under applicable law, amendments to the PfR Plan will be subject to stockholder approval.

        New Plan Benefits.    Information about the range of possible amounts that could have been paid under the PfR Plan for fiscal 2010 is set forth in the "Grants of Plan-Based Awards in Fiscal 2010" table under "Executive Compensation."

U.S. Federal Income Tax Consequences

        All amounts paid pursuant to the PfR Plan constitute taxable income to the employee when received. If a participant elects to defer a portion of the bonus, the participant may be entitled to defer the recognition of income. Generally, and subject to Section 162(m) of the Code, HP will be entitled to a federal income tax deduction when amounts paid under the PfR Plan are included in employee income. Subject to stockholder approval of the PfR Plan, the failure of any aspect of the PfR Plan to satisfy Section 162(m) shall not void any action taken by the Committee under the PfR Plan.

        As stated above, the PfR Plan is being submitted for stockholders approval at the annual meeting so that payments under the PfR Plan can qualify for deductibility by HP under Section 162(m) of the Code. However, stockholder approval of the PfR Plan is only one of several requirements under Section 162(m) of the Code that must be satisfied for amounts payable under the PfR Plan to qualify for the "performance-based" compensation exemption under Section 162(m) of the Code, and submission of the PfR Plan to stockholder approval should not be viewed as a guarantee that all amounts paid under the PfR Plan will in practice be deductible by HP.

        The foregoing is only a summary of the effect of U.S. federal income taxation upon participants and HP with respect to amounts paid pursuant to the PfR Plan. It is not intended to be exhaustive and it does not discuss the tax consequences arising in the context of the employee's death or the income tax laws of any municipality, state or foreign country in which the employee's income or gain may be taxable. Because individual circumstances may vary, HP advises all recipients to consult their own tax advisor concerning the tax implications of participation in the PfR Plan.

Vote Required

        Approval of the amendment to the PfR Plan requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal at the annual meeting.

Recommendation of the Board of Directors

        Our Board recommends a vote FOR the approval of the amendment of the Hewlett-Packard Company 2005 Pay-for-Results Plan.

COMMON STOCK OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of December 31, 2010 concerning beneficial ownership by:

  •
  holders of more than 5% of HP's common stock,

  •
  HP directors and nominees,

  •
  each of the named executive officers listed in the Summary Compensation Table on page 62, and

  •
  all directors and HP executive officers as a group.

        The information provided in the table is based on HP's records, information filed with the SEC and information provided to HP, except where otherwise noted.

        The number of shares beneficially owned by each entity or individual is determined under SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of March 1, 2011 (60 days after December 31, 2010) through the exercise of any stock options, through the vesting of restricted stock units ("RSUs") payable in shares, or upon the exercise of other rights. Beneficial ownership excludes options or other rights vesting after March 1, 2011 and any RSUs vesting on or before March 1, 2011 that may be payable in cash or shares at HP's election. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table.

BENEFICIAL OWNERSHIP TABLE

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding
Blackrock, Inc.(1)	149,051,919	6.9%
Marc L. Andreessen	2,397	*
Léo Apotheker	159,550	*
Lawrence T. Babbio, Jr.(2)	102,957	*
Sari M. Baldauf(3)	31,314	*
Shumeet Banerji	0
Rajiv L. Gupta(4)	15,461	*
John H. Hammergren(5)	50,847	*
Joel Z. Hyatt(6)	16,985	*
John R. Joyce(7)	10,772	*
Raymond J. Lane	0
Gary M. Reiner	0
Patricia F. Russo	0
Robert L. Ryan(8)	20,532	*
Lucille S. Salhany(9)	73,370	*
Dominique Senequier	0
G. Kennedy Thompson(10)	24,984	*
Margaret C. Whitman(11)	66	*
Catherine A. Lesjak(12)	185,869	*
R. Todd Bradley(13)	386,995	*
Ann M. Livermore(14)	1,908,231	*
Vyomesh I. Joshi(15)	1,780,640	*
All current executive officers and directors as a group (28 persons)(16)	6,721,165	*

*
Represents holdings of less than 1%.

(1)
Based on a Schedule 13G filed with the SEC on January 29, 2010 by Blackrock, Inc. The Schedule 13G contained information as of January 29, 2010 and may not reflect current holdings of HP common stock. The address for Blackrock, Inc. is 40 East 52nd Street, New York, New York 10022.

(2)
Includes 63,943 shares that Mr. Babbio has the right to acquire by exercise of stock options.

(3)
Includes 12,732 shares that Ms. Baldauf has the right to acquire by exercise of stock options.

(4)
Includes 6,177 shares that Mr. Gupta has the right to acquire by exercise of stock options.

(5)
Includes 14,457 shares that Mr. Hammergren holds indirectly through a trust and 36,390 shares that Mr. Hammergren has the right to acquire by exercise of stock options.

(6)
Includes an aggregate of 200 shares that Mr. Hyatt holds indirectly through two trusts.

(7)
Represents shares held by Mr. Joyce indirectly through a trust.

(8)
Represents shares held by Mr. Ryan indirectly through a trust.

(9)
Includes 36,629 shares that Ms. Salhany has the right to acquire by exercise of stock options.

(10)
Includes 8,364 shares that Mr. Thompson has the right to acquire by exercise of stock options.

(11)
Represents shares held by Ms. Whitman indirectly through a trust.

(12)
Includes 306 shares held by Ms. Lesjak's spouse and 38,280 shares held indirectly by Ms. Lesjak with her spouse, and 141,250 shares that Ms. Lesjak has the right to acquire by exercise of stock options.

(13)
Includes 290,000 shares that Mr. Bradley has the right to acquire by exercise of stock options.

(14)
Includes 4,011 shares held by Ms. Livermore in the HP 401(k) plan, 56,176 shares that Ms. Livermore holds indirectly through a trust with her spouse, and 1,826,200 shares that Ms. Livermore has the right to acquire by exercise of stock options.

(15)
Includes an aggregate of 10,008 shares that Mr. Joshi holds indirectly through two living trusts, an aggregate of 160,000 shares that Mr. Joshi holds indirectly through four grantor retained annuity trusts, and 1,465,000 shares that Mr. Joshi has the right to acquire by exercise of stock options.

(16)
Includes 5,229,685 shares that executive officers and directors have the right to acquire.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, requires our directors, executive officers and holders of more than 10% of HP common stock to file reports with the SEC regarding their ownership and changes in ownership of our securities. HP believes that, during fiscal 2010, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements. In making these statements, HP has relied upon an examination of the copies of Forms 3, 4, and 5, and amendments thereto, and the written representations of its directors, executive officers and 10% stockholders.

TRANSACTIONS WITH RELATED PERSONS

Related Person Transaction Policies and Procedures

        HP has adopted a written policy for approval of transactions between HP and its directors, director nominees, executive officers, beneficial owners of more than 5% of HP's common stock, and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $100,000 in a single calendar year.

        The policy provides that the Nominating and Governance Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the Nominating and Governance Committee determines whether the transaction is in the best interests of HP. In making that determination, the Nominating and Governance Committee takes into account, among other factors it deems appropriate:

  •
  The extent of the related person's interest in the transaction;

  •
  Whether the transaction is on terms generally available to an unaffiliated third party under the same or similar circumstances;

  •
  The benefits to HP;

  •
  The impact or potential impact on a director's independence in the event the related party is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer;

  •
  The availability of other sources for comparable products or services; and

  •
  The terms of the transaction.

        The Nominating and Governance Committee has delegated authority to the chair of the Nominating and Governance Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1 million. A summary of any new transactions pre-approved by the chair is provided to the full Nominating and Governance Committee for its review at each of the committee's regularly scheduled meetings.

        The Nominating and Governance Committee has adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

  1.
  Compensation of executive officers that is excluded from reporting under SEC rules where HP's HR and Compensation Committee approved (or recommended that the Board approve) such compensation;

  2.
  Director compensation;

  3.
  Transactions valued at less than $1 million or 2% of the other company's consolidated gross revenues, where the related person has an interest only as an employee (other than executive officer), director or beneficial holder of less than 10% of the other company's shares;

  4.
  Charitable contributions of less than $1 million or 2% of the charity's annual receipts, where the related person has an interest only as an employee (other than executive officer) or director; and

  5.
  Transactions where all stockholders receive proportional benefits.

        A summary of new transactions covered by the standing pre-approvals described in paragraphs 3 and 4 above is provided to the Nominating and Governance Committee for its review in connection with the committee's regularly scheduled meetings.

Fiscal 2010 Related Person Transactions

        HP enters into commercial transactions with many entities for which its executive officers or directors serve as directors and/or executive officers in the ordinary course of its business. All of those transactions were pre-approved transactions as defined above except for transactions with Current Media LLC, McKesson Corporation, Ning, Inc. and Silver Lake. In fiscal 2010, Mr. Hyatt was Vice Chairman of Current Media, Mr. Hammergren was Chairman and Chief Executive Officer of McKesson, and Mr. Andreessen was Chairman of Ning. In addition, Mr. Joyce was a managing director of Silver Lake for a portion of fiscal 2010. HP considers these transactions to be arm's-length and does not believe that any of Mr. Hyatt, Mr. Hammergren, Mr. Andreessen and Mr. Joyce has a material direct or indirect interest in any of such commercial transactions.

        Kimberly M. Bocian, the spouse of Peter J. Bocian, an executive officer of HP, was employed by HP during fiscal 2010. She was paid a base salary of $209,000 and received bonuses totaling $147,750 with respect to her employment with HP during fiscal 2010. Ms. Bocian also participated in HP's equity award and benefit programs in fiscal 2010 and received an award of 1,000 performance-based restricted units during fiscal 2010.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

        As one of the world's leading technology companies, Hewlett-Packard's mission is to invent technologies and deliver services that drive business value, create social benefit and improve the lives of customers—with a focus on positively impacting the greatest number of people possible. To fulfill this mission, the HR and Compensation Committee (the "Committee") of the Board of Directors (the "Board") believes that HP must recruit and retain executive talent from among the most capable and highest performing executives within any industry. Because the labor market for this type of executive talent is limited, the Committee spends a significant amount of time understanding the market for executive talent and the economic factors that affect HP's short- and long-term performance within this context.

        Compensation and benefits for employees at all levels of HP, including for the named executive officers listed in the Summary Compensation Table on page 62 (the "NEOs"), are determined in the context of HP's Total Rewards Program. The Total Rewards Program includes base pay, annual variable pay, long-term incentive pay, benefits and perquisites. Overall, the Total Rewards Program aims to foster a high-performance culture at all levels and to provide an opportunity for employees to earn significant rewards if HP achieves strong financial results.

        HP's "pay-for-performance" philosophy forms the foundation of all of the Committee's decisions regarding compensation. Like most companies, HP uses a combination of fixed and variable compensation programs to reward and incentivize strong performance, and to align the interests of HP's executives with its stockholders. This compensation philosophy, and the program structure approved by the Committee, is central to HP's ability to attract, retain and motivate individuals who can achieve the superior financial results that HP stockholders expect.

        Each year the Committee, along with HP management, establishes performance targets for short- and long-term incentive plans that require the achievement of significant financial results. At the end of each year, the Committee determines compensation by assessing performance against these financial targets, as well as in light of HP's performance relative to its peers on other financial and non-financial factors and unusual or extraordinary events. While the Committee believes that financial performance should be the most significant driver of compensation, other factors that drive long-term value for stockholders are also taken into account by the Committee, including improvements in market share, successful product launches, achievement of strategic objectives and customer satisfaction. Ultimately, the amount of compensation awarded to HP's executives is determined based on HP's performance and what the Committee believes is in the best interests of stockholders. This approach has been used consistently over the years and has resulted in HP's ability to attract and retain a talented executive team throughout a period of tremendous growth and transformation.

        Performance during fiscal 2010, and for the three year period ending with fiscal 2010, was consistently solid and demonstrated improved earnings and operational discipline year-over-year throughout a period of significant financial turmoil. Under the compensation structure established in 2008, the Committee believes that the payouts made in fiscal 2010 reflect an appropriate level of compensation for a talented team of HP executives.

        Other aspects of our compensation program are intended to further align our executives' interest with stockholders. These include:

  •
  Stock ownership guidelines that more closely align executives' interests with those of stockholders;

  •
  A "clawback" policy that permits the Board to recover bonuses from senior executives whose fraud or misconduct resulted in a significant restatement of financial results;

  •
  No tax gross-ups on income associated with the personal use of corporate aircraft or on payments made in connection with a change of control; and

  •
  No special or supplemental pension, health or death benefits for executives.

        The following pages of this Compensation Discussion and Analysis (this "CD&A") include the following:

  •
  An overview of HP's Total Rewards Program, including our policy on pay positioning and pay for performance, which appears under "HP Total Rewards Program" and "Executive Officer Compensation Within Total Rewards";

  •
  A description of the roles of those responsible for overseeing and implementing the compensation plan, which appears under "Oversight and Authority Over Executive Compensation";

  •
  A description of how we develop our competitive compensation structure, including how we use external data, which appears under "Use of Comparative Compensation Data" and "Analysis of HP's Process for Setting and Awarding Executive Compensation";

  •
  A discussion of the impact of this analysis on the compensation of the named executive officers, which appears under "Analysis of the Elements of Executive Compensation—Base Pay," "—Annual Incentive Pay" and "—Long Term Incentive Pay";

  •
  A summary of the other elements of executive officer compensation under HP's Total Rewards Program, which appears under "Analysis of the Elements of Executive Compensation—Benefits," "—Perquisites," "—Severance Plan for Executive Officers" and "—Benefits in the Event of a Change of Control"; and

  •
  An outline of some other aspects of HP's Total Rewards Program, which appears under "Stock Ownership Guidelines," "Accounting and Tax Effects," "Policy on Recovery of Bonus in Event of Financial Restatement" and "Approval Process for Equity Grants."

The compensation tables appear immediately following this CD&A.

HP's Total Rewards Program

        Compensation and benefits for employees at all levels of HP, including the NEOs, are determined in the context of HP's Total Rewards Program. The Total Rewards Program includes base pay, annual variable pay, long-term incentive pay, benefits and perquisites. Overall, the Total Rewards Program aims to foster a high-performance culture at all levels and to provide an opportunity for employees to earn significant rewards when HP achieves strong financial results.

        While the elements of the Total Rewards Program are intended to motivate and encourage employees at all levels of HP to drive performance, there is a different emphasis on certain elements of the Total Rewards Program based on an employee's position and ability to impact HP's financial results. Within the Total Rewards Program, the percentage of performance-based pay, or at-risk pay, increases with job responsibility. Among HP's peer group companies, HP executives have a higher percentage of performance-based pay, which generally means smaller bonuses and lower overall compensation in years of low performance and higher bonuses and long-term incentive payouts in years of exceptional performance, reflective of the performance achieved.

Executive Officer Compensation Within Total Rewards

        As one of the world's leading technology companies with multiple business units of significant size and complexity, the Committee generally targets the total compensation of HP's executive officers to be at or near the 75th percentile of pay for comparable positions at its peer group companies. The Committee believes this level of pay is necessary to provide appropriate retention and incentives to HP's executive officers and that it is appropriate given HP's size and complexity. It also generally corresponds to HP's percentile ranking of revenue within its peer group companies. In the case of

NEOs who head significant business segments, the Committee has determined that in certain cases, setting and paying target compensation at or above this range, up to approximately the 90th percentile, is justified due to the fact that some business segments are of a similar size or even exceed the size of several of HP's peer group companies.

        At the NEO level, there is the greatest emphasis on linking pay to performance so as to align the interests of the NEOs directly with those of stockholders. Accordingly, compensation is structured so that approximately 80% to 90% of NEO target compensation is performance based depending upon HP's financial results, with the remaining 10% to 20% comprising base pay and benefits. The Committee believes that this percentage of performance-based pay is appropriate for application to the NEOs.

        Within the portion of pay representing performance-based pay, approximately 10% to 30% is tied to achievement of annual incentive goals and 70% to 90% is tied to achievement of financial goals over a longer period of time. This mix of short- and long-term incentives provides sufficient rewards in the short-term to motivate near-term performance, while at the same time providing significant incentives to keep HP's executives focused on longer-term corporate goals that drive stockholder value. This also mitigates the risk of NEOs focusing solely on short-term or solely on long-term goals. It is also consistent with the practice of HP's peer group companies.

        HP's incentive compensation programs are also designed to provide payments based on a combination of both individual business unit and aggregate HP financial results. This type of program design motivates business units across HP's varied portfolio to work together to achieve greater returns for stockholders. Under this compensation structure, when business segment or company results do not meet expectations, the total compensation of HP's NEOs may be below target market position in comparison to HP's peer group companies. Similarly, when superior results are achieved, the NEOs may receive significant above-market rewards. Furthermore, in any one year, because HP is comprised of a number of independent business units, NEOs in high-performing business units may receive significantly more compensation than NEOs in business units that did not perform as well.

Oversight and Authority Over Executive Compensation

Role of the HR and Compensation Committee and its Advisors

        The Committee oversees and provides strategic direction to management regarding HP's Total Rewards Program generally. It makes recommendations regarding the CEO's compensation to the independent members of the Board, and it approves the compensation of the remaining Section 16 officers. Each Committee member is an independent non-employee director with significant experience in managing employee-related issues and making executive compensation decisions. The Committee employs its own independent compensation consultant, as well as its own independent counsel.

        During fiscal 2010, the Committee selected a new independent compensation consultant, Compensation Advisory Partners LLC ("CAP"), to replace Frederick W. Cook & Co., Inc. The Committee's independent counsel, Sonnenschein, Nath & Rosenthal, LLP, remained the same, although the firm was renamed SNR Denton US LLP following its combination with another firm.

        CAP provides analyses and recommendations that inform the Committee's decisions; evaluates market data and competitive position benchmarking compiled by management's consultants; provides updates on market trends and the regulatory environment as it relates to executive compensation; and reviews various proposals presented to the Committee by management related to executive compensation. The Committee's independent counsel advises on legal matters that come before the Committee, including proxy statements and Committee resolutions. Neither CAP nor the independent counsel performs other services for HP, and neither will do so without the prior consent of the Committee chair.

        The Committee met 11 times in fiscal 2010, including 8 times in executive session. The Committee's independent advisors participated in most of the Committee's meetings and, when requested by the Committee chair, in the preparatory meetings and the executive sessions.

Role of Management and the Chief Executive Officer in Setting Executive Compensation

        On an annual basis, management considers market competitiveness, business results, experience and individual performance in evaluating NEO compensation. The Executive Vice President, Human Resources and other members of HP's Human Resources department, together with members of the Finance and Legal departments, work with the CEO to design and develop compensation programs, to recommend changes to existing plans and programs applicable to NEOs and other senior executives, to recommend financial and other targets to be achieved under those programs, to prepare analyses of financial data, peer comparisons and other briefing materials to assist the Committee in making its decisions, and, ultimately, to implement the decisions of the Committee.

        The Executive Vice President, Human Resources has engaged Mercer LLC as management's compensation consultant. Mercer provides information and analyses that inform management's recommendations. During fiscal 2010, Mercer gathered market and performance data on HP's peer group companies and analyzed the compensation of HP's Section 16 officers against that data. Mercer provides other consulting services to HP as well.

        Prior to his resignation, Mr. Hurd was actively engaged in setting compensation for other executives through a variety of means, including recommending for Committee approval the financial performance goals and the annual variable pay amounts for his executive team. He worked closely with other members of executive management in analyzing relevant market data to determine base salary and annual target bonus opportunities for senior management and to develop targets for the short- and long-term incentive plan. Ms. Lesjak, while serving as interim CEO, met with the Committee and made recommendations regarding, among other things, annual bonus awards for the Section 16 officers, other than herself, for fiscal 2010. Since assuming office, Mr. Apotheker has been active in reviewing compensation program designs, as well as in proposing new metrics and targets for 2011 executive compensation programs.

Use of Comparative Compensation Data

        Each year, the Committee reviews the compensation of HP's Section 16 officers and compares it to that of HP's peer group companies. This process starts with the selection of an appropriate group of peer companies for comparison purposes. Since 2008, the Committee has used a "rules based" method for determining the executive compensation peer group, with certain adjustments made from time to time based on external market factors (for example, in fiscal 2009, the market capitalization levels were reduced to reflect general market trends, but those levels were restored in 2010 when markets recovered).

        Under this approach, the peer group companies are determined using six screening levels: (1) current market capitalization greater than $25 billion (up from $17 billion in fiscal 2009); (2) revenue in excess of $15 billion for technology companies (up from $10 billion in fiscal 2009) and $50 billion for companies in other industries; (3) inclusion in the S&P 500 Index, the Dow Jones 30 Index and/or the Dow Jones Global Titans Index; (4) inclusion in industry specific categories of information technology, industrials, materials, telecommunications services, consumer discretionary and consumer staples; (5) the global scope and complexity of the company's business; and (6) in the case of companies used for comparison of CEO pay, a lack of anomalous pay practices (typically companies with a founder as CEO). The Committee believes that use of this methodology continues to produce the appropriate peer group for comparison, as well as a group that is large and diverse enough so that the addition or elimination of any one company does not alter the overall analysis.

        Under this six-level screening approach, the peer group used by the Committee during fiscal 2010 for executive compensation comparison purposes included 16 of the 20 companies included in the prior year's peer group, as well as two new companies. In addition, one company was retained in the peer group for year-over-year consistency, even though its market capitalization did not exceed the $25 billion threshold at the time that the peer group was determined. The full list of companies is as follows:

Company Name	Revenue ($ in billions)*
Chevron	171.64
General Electric	156.78
Hewlett-Packard Company	126.03
AT&T	123.02
Ford Motor Company.	118.31
Verizon	107.81
IBM	95.76
Procter & Gamble	78.94
Boeing	68.28
Apple	65.23
Microsoft	62.48
Johnson & Johnson	61.90
United Technologies	52.92
Dell	52.90
Cisco Systems	40.04
Intel	35.13
Oracle	26.82
Google	23.65
EMC	14.03

*
Represents fiscal 2009 reported revenue, except fiscal 2010 reported revenue is provided for Apple, Dell, Cisco Systems, Microsoft, Oracle, Procter & Gamble and HP. The companies new to the peer group are Chevron, which replaced ConocoPhillips, and Ford Motor Company. EMC was retained for year-over-year consistency. United Parcel Service, Dow Chemical and Texas Instruments no longer met the screening criteria.

        Following its determination of the executive compensation peer group, management presents the Committee with its analysis of executive officer pay. This analysis is then discussed and reviewed by the Committee with its independent advisors. The Committee finds comparative data useful in setting and adjusting executive compensation. In general, the aim is to set target compensation levels at or near the 75th percentile and, in certain situations, at or near the 90th percentile, with an opportunity to earn greater rewards for the achievement of superior business results.

Analysis of HP's Process for Setting and Awarding Executive Compensation

        A broad range of facts and circumstances is considered in setting executive compensation. Among the factors considered for HP's executives generally, and for the NEOs in particular, are business results, market competitiveness, internal equity, past practice, experience and individual performance. The weight given each factor may differ from year to year and may differ among individual NEOs in any given year. For example, when HP recruits externally, market competitiveness and experience as well as the circumstances unique to a particular candidate may weigh more heavily in the compensation analysis. In contrast, when determining year-over-year compensation for current NEOs, business results, peer company metrics, and internal equity generally factor more heavily in the analysis.

        Because such a large percentage of NEO pay is performance based, the Committee spends significant time determining the appropriate financial targets for HP's short- and long-term incentive pay plans. In general, management makes the initial recommendation for the financial targets, and these recommendations are reviewed and discussed by the Committee and its independent advisors. The major factor used in setting targets for the current fiscal year are business results from the most recently completed fiscal year; other factors taken into account include the general business climate, global market conditions, conditions or goals specific to a particular business segment, strategic initiatives and succession planning goals. Targets are set by the Committee within the first 90 days of the fiscal year.

        Following the close of the fiscal year, the Committee reviews actual financial results against the targets set by the Committee under HP's incentive compensation plans for that year, and payouts under the plans are generally determined by reference to performance against the established financial targets. The total incentive compensation payments approved by the Committee may be more or less than the amounts determined solely by performance against targets due to a range of other factors, such as the quality of earnings, the number and size of strategic acquisitions, improvement in market share, the economic conditions in which the performance was delivered, and unusual or extraordinary events. In reviewing fiscal 2010 performance at its November meeting, the Committee reviewed the financial results and recommendations as presented by the CFO and the CEO, reviewed the individual performance of the NEOs as reported by the CFO and the CEO, and determined their incentive compensation for that fiscal year.

        In setting incentive compensation for NEOs, the Committee generally does not consider the effect of past changes in stock price, or expected payouts or earnings under other plans. In addition, incentive compensation decisions are made without regard to length of service or prior awards. For example, NEOs with longer service at HP or who are eligible for retirement do not receive greater or lesser awards, or larger or smaller target amounts, in a given year than do NEOs with shorter service.

Analysis of Elements of Executive Compensation

        Under HP's Total Rewards Program, executive compensation consists of the following elements: base pay, annual incentive pay, long-term incentive pay, benefits and perquisites.

Base Pay

        Consistent with HP's philosophy of tying pay to performance, HP executives receive a relatively small percentage of their overall compensation in the form of base pay. Consistent with the practice of HP's peer group companies, the NEOs are paid an amount in the form of base pay sufficient to attract qualified executive talent and maintain a stable management team. The Committee aims to have executive base salaries be at or near the market median for comparable positions and to comprise 10% to 20% of their overall compensation, which is also consistent with the practice of HP's peer companies.

        In fiscal 2009, HP implemented base pay reductions at graduated rates (where permitted by local law) as part of several cost-savings initiatives. As of July 1, 2010, the Committee restored base pay for all the NEOs to their pre-reduced levels and provided additional increases to the NEOs other than the then-current CEO (Ms. Lesjak) to bring them up to then-current market rates. No other adjustments to NEO base pay were made during fiscal 2010. In connection with an overall review of Section 16 officer compensation at the beginning of fiscal 2011, the Committee increased Ms. Lesjak's base salary to $825,000 effective November 1, 2010 in recognition of her past performance and expected future contributions to the company.

Annual Incentive Pay

        The NEOs are eligible to receive annual incentive pay under the Hewlett-Packard Company 2005 Pay-for-Results Plan ("the PfR Plan"). In the discretion of the Committee, HP executives may receive additional annual incentive pay outside the PfR Plan. Annual incentive pay under the PfR Plan is awarded based on achievement against the key financial metrics of revenue and net profit, each of which is equally weighted under the plan for performance from threshold to target. For performance above target, additional funding is driven by performance on net profit. These metrics address both "top line" (revenue) and "bottom line" (net profit) corporate financial goals, both of which we believe are critical to driving long-term value.

        The combination of these two metrics limits the ability of an executive to be rewarded for taking excessive risk on behalf of HP by, for example, seeking revenue-enhancing opportunities at the expense of profitability, since performance is required on both metrics to achieve payout under the PfR Plan.

        At the beginning of each fiscal year, PfR Plan revenue and net profit targets are set for each of HP's business units. For PfR Plan participants in most business units, including Mr. Bradley, Mr. Joshi and Ms. Livermore, payouts are determined based 50% on the performance of their respective business units and 50% on HP's overall performance. For PfR participants in corporate functions (e.g., finance, human resources), including the CEO and CFO, payouts under the plan are made based 100% on HP's overall performance, which is determined by aggregating the performance of all eight business units.

        The targeted short-term bonus percentages for the NEOs for fiscal 2010 remained unchanged since fiscal 2007, with the CEO's target at 200% of base pay, and at 125% of base pay for the remaining NEOs.

        The fiscal 2010 targets were recommended by management and set by the Committee at its meeting in November 2009. As in prior years, the 2010 targets were set primarily based on expected improvement over prior year achievements.

        At its November 2010 meeting, the Committee reviewed and certified HP's annual performance against the targets under the PfR Plan for fiscal 2010. Most business units achieved financial performance above threshold, with some performing above target. In fiscal 2010, HP achieved solid financial results in a recovering global economic environment, delivering revenue of $126 billion and GAAP diluted earnings per share of $3.69. In addition, over the past three years, HP's performance was at the 79th percentile of the peer group with respect to revenue growth and at the 68th percentile of the peer group with respect to EPS growth. Against the S&P 500, HP's performance on revenue was at the 74th percentile and at the 85th percentile on EPS growth over the same three-year period. This level of consistent performance formed the basis of the Committee's fiscal 2010 compensation decisions. In addition, the Committee also considered that the aggregate amount approved to pay fiscal 2010 bonuses for all HP employees was lower as a percentage of pre-tax earnings (before bonus) than bonuses paid in fiscal 2009. As a result, a larger proportion of the earnings delivered benefited stockholders than compared to last fiscal year.

        In addition to approving PfR Plan awards, the Committee approved discretionary cash awards to the NEOs based on the quality of their financial performance in fiscal 2010 and their contributions to business results, which the Committee believed were not fully rewarded through the payouts under the PfR Plan. These awards are included in the "Bonus" column of the Summary Compensation Table. In making this determination, the Committee considered HP's solid and consistent performance relative to its competitors and the S&P 500, over both a one-year and three-year period. In making these awards, the Committee gave considerable weight to HP's three-year performance due to the fact that in periods of significant market volatility (as has been the case over the past three years), companies that perform poorly in one year, followed by a year of recovery, often appear, on a relative basis, to have had exceptional one-year performance, when in fact, their financial performance is simply recovering to prior-year levels. This was the case with several companies in HP's peer group, where in some cases companies in the top ranks were simply re-gaining ground lost in prior years. By comparison, HP's performance over this period, and its financial position at the end of this period, has improved substantially from where it was three years ago, which cannot be said for all others in the peer group. The Committee also took into account the significant disruption caused by the departure of Mr. Hurd and the fact that the subsequent decline in the value of HP shares, which affected HP's Total Shareholder Return ("TSR") and the number of shares released to the NEOs following the end of the three-year performance period applicable to the fiscal 2008 PRU grants, was unrelated to the performance of the NEOs. Furthermore, in determining the amounts of the discretionary cash awards, particularly in the case of Ms. Lesjak, the Committee took into account the exceptional service of the NEOs during the period following Mr. Hurd's departure.

        With respect to the variations among NEOs, the Committee took into consideration the relative contributions of each to the overall performance and other quantitative and qualitative factors, including year-over-year growth in revenue, margin and market share, as well as operational discipline demonstrated in management of channel and owned inventory. These factors resulted in higher discretionary bonuses for certain NEOs, as well as increased discretionary funding of bonuses for other eligible employees in these business units, rewarding solid financial performance in those units.

Long-Term Incentive Pay

        In general, HP aims to set a total long-term incentive compensation target amount for its senior executives to be at or near the 75th percentile of the long-term incentives paid by its peer group companies. In the case of the NEOs who head significant business segments, the Committee also compares compensation data for these positions against the pay for CEOs of smaller companies, as the size and complexity of certain of those business segments are similar in size and complexity to several of HP's peer group companies. Thus, the long-term target incentives for the NEOs who head these significant business segments are determined based on a blend of peer positions with similar titles at peer group companies and CEO positions among smaller companies, using the 75th percentile for peer-company positions and the median for CEO positions at smaller companies as competitive reference points.

        At the beginning of fiscal 2010, the Committee established a total long-term incentive target amount for each NEO. Of that amount, 80% was awarded in the form of performance-based restricted units, with the remaining 20% awarded in the form of restricted stock units with time-based vesting. This same mix of performance-based and time-based awards has been granted by the Committee for the past several years and reflects HP's primary emphasis on performance driven compensation, with the time-based awards providing a measure of retention value, which is also an important component of the overall executive compensation arrangement.

  Performance-Based Restricted Units

        Performance-based restricted units ("PRUs") were first awarded to eligible employees in fiscal 2008. Implementation of this program represented an important step taken by HP to drive a high-performance culture. It was also consistent with the direction being taken by some of HP's peer group companies. Fiscal 2010 was the third year that long-term incentive awards were granted to the NEOs under the PRU Program.

        Under the PRU Program, a target number of PRUs is awarded with respect to a three-year performance period. The performance metrics of the PRU Program are (a) annual targets based on cash flow from operations as a percentage of revenue based on a goal set for each of the three years, and (b) an overall "modifier" based on HP's TSR relative to the S&P 500 over the three-year performance period. Depending on performance during the period, participants may receive shares at the end of the period ranging from zero to two times the units awarded.

        The metric of "cash flow from operations as a percentage of revenue" has been used for more than five years as a financial metric in HP's long-term incentive programs, and HP believes that it continues to be a key metric that both drives and demonstrates improved financial performance within the company. It is also a complementary metric to the revenue and net profit metrics used under the PfR Plan. Furthermore, the use of a cash flow metric in a long-term incentive plan prevents executives from being rewarded for taking excessive risk because payouts under the plan are based on rolling three-year performance periods. In determining achievement on this metric for purposes of certifying performance, the Committee has the discretion to make adjustments to cash flow, as permitted under the Amended and Restated Hewlett-Packard Company 2004 Stock Incentive Plan (the "2004 Plan"), for items such as asset write-downs, litigation claims or settlements, the effect of changes in tax laws or accounting principles, and similar types of extraordinary events. These adjustments may be different from adjustments taken or described in the company's financial statements for GAAP reporting purposes.

        The TSR metric is based on HP's stock performance relative to the S&P 500 over the three-year performance period. This metric operates to reduce payouts under the program if HP's stock performance is below the median of S&P 500 companies for the three-year period, and it eliminates payouts entirely if HP's relative TSR performance is in the bottom quartile. As a result, even if annual cash flow goals are achieved or exceeded in each of the three years of the performance period, there may be no or limited payouts if HP's stock performance is below the median compared to the S&P 500 companies. The use of the TSR metric also limits the ability of participants to be rewarded for short-term risk-taking.

        Under the PRU Program, cash flow goals are set at the beginning of each fiscal year, and performance is reviewed at the end of that year. The percentage to be applied to each participant's target award ranges from zero to 150%, based upon the extent to which the annual performance goals are achieved. If HP does not achieve a threshold level of cash flow performance for the year, the amount earned for one-third of the award is zero. If HP achieves a threshold level of cash flow performance for the year, a percentage is applied to one-third of a participant's target award for the period to determine the number of units earned during that year. For example, if an NEO received an award of 60,000 PRUs and cash flow goals were achieved at 150% in the first year, at 100% in the second year and at 90% in the third year, at the end of the three-year performance period, the participant would be credited with 68,000 PRUs ((20,000 × 150%) + (20,000 × 100%) + (20,000 × 90%) = 68,000) before application of the TSR modifier described below.

        At the end of the three-year performance period, the total units credited, if any, are adjusted by applying a modifier based on HP's TSR (including reinvestment of dividends) relative to the TSR of S&P 500 companies for the three-year period. If HP's TSR is in the bottom quartile of the S&P 500, the modifier will be zero, and no shares will be released with respect to that three-year performance period. If HP's TSR is at the median of the S&P 500, the modifier will be 100%, and the number of shares released will equal the number of units credited earned during the period with respect to annual cash flow performance. If HP's TSR is at or above the 75th percentile of S&P 500 companies for the period, the maximum modifier of 133% will apply, and the number of shares released will equal 133% of the number of units credited during the period.

        To achieve the maximum payout (200% of the initial PRU award), HP must achieve the maximum cash flow goals for each of the three years, and HP's TSR must meet or exceed the 75th percentile of the TSRs of S&P 500 companies for that period. Award values will reflect changes in stock price (both increases and decreases) over the three-year period because awards are denominated in stock units payable in shares, which further aligns the value executives realize with that of other stockholders. For example, if a participant was credited with 68,000 PRUs at the end of the performance period and HP's TSR for that three-year period was at the 80th percentile of the S&P 500, a total of 90,440 shares of HP common stock would be released to the participant for that period (68,000 × 133% = 90,440).

        The Committee set the PRU cash flow goals for fiscal 2010 in the first 90 days of the fiscal year. As in prior fiscal years, goals were set primarily to require that future performance exceed prior-year performance in order to achieve above-target payout amounts.

        At its November 2010 meeting, the Committee reviewed HP's actual cash flow from operations as a percentage of revenue, and, taking into account certain permitted adjustments, certified performance at approximately 90% of target. Accordingly, PRU Program participants were credited with approximately 90% of one-third of the units attributable to the third year of the fiscal 2008 grant, the second year of the fiscal 2009 grant and the first year of the fiscal 2010 grant. HP's TSR performance over the three-year performance period of the fiscal 2008 grant was at the 40th percentile, which resulted in a TSR modifier of 86%. That percentage was applied to the units credited based on cash flow performance during the three-year period to determine the total number of shares released under the fiscal 2008 grant. As a result, an executive who received a fiscal 2008 grant of 60,000 PRUs had 58,690 shares released to him in November 2010 with respect to the three-year performance period ending October 31, 2010.

        Whether any units credited under the fiscal 2009 and 2010 grants will be paid out in shares at the end of any three-year performance period will depend on future cash flow results and HP's TSR during those periods, neither of which is determinable until the end of those periods.

  Grants of Restricted Stock Units

        As described above, a portion of an executive's target long-term incentive amount is delivered in the form of PRUs, and the remaining value is awarded in grants of time-based restricted stock units. These awards have restrictions that lapse as to one-half of the number of units on the first and second anniversaries of the date of grant.

        For more information on PRUs and grants of restricted stock units to the NEOs during fiscal 2010, see "Executive Compensation—Grants of Plan-Based Awards in Fiscal 2010."

  Grants of Special Incremental Performance-Based Unit Awards for Fiscal 2011 Through Fiscal 2013

        At its July 2010 meeting, the Committee approved awards of special incremental performance-based units (the "Incremental Awards") for Ms. Lesjak, Mr. Bradley and certain other Section 16 officers. The units subject to the awards will be earned, if at all, upon achievement on the metrics of EPS and relative TSR over the two- and three-year periods covered by the award. Under the terms of the awards, 40% of the units will be earned if HP meets its EPS goal for the two-year period covering fiscal 2011 and fiscal 2012 and if its relative TSR for the same period is at or above the 50th percentile; and the remaining 60% of the units will be earned if HP meets its EPS goal for fiscal 2013 and HP's relative TSR is at or above the 50th percentile for the entire three-year period of the award.

        Under the Incremental Awards, 40% of the units are subject to performance during the first two-year period, and an EPS goal is set for each fiscal year during that period. At the end of that two-year period (referred to as "segment 1" below), if HP's relative TSR is at or above the 50th percentile, units credited based on EPS performance are banked. The remaining 60% of the units are earned based on EPS achievement during the third year of the award and relative TSR over the entire three-year period of the award (referred to as "segment 2" below).

        The chart below illustrates operation of the award, using an award of 20,000 units as an example.

	Total Target Segment 1 Units: 8,000 (EPS Units: 6,000; TSR Units: 2,000)			Total Target Segment 2 Units: 12,000 (EPS Units: 9,000; TSR Units: 3,000)
Performance Levels	Units Banked for EPS Performance During Months 1 - 12	Units Banked for EPS Performance During Months 13 - 24	Units Banked for Relative TSR over initial 24-Month period	Units Banked for EPS During Months 25 - 36	Units Banked for Relative TSR over 36-Month Period	Totals Units Released at End of 3-Year Period
Below 50th percentile	0	0	0	0	0	0
At 50th percentile (Min)	1,500	1,500	1,000	4,500	1,500	10,000
75th percentile (Target)	3,000	3,000	2,000	9,000	3,000	20,000
90th percentile (Max)	6,000	6,000	4,000	18,000	6,000	40,000

        Any units banked due to EPS performance during segment 1 or segment 2 will be cancelled if TSR performance is below the 50th percentile for that segment. However, units may be earned based on TSR performance during the period even if no units are earned or banked based on EPS performance during that segment.

        For example, assume that during segment 1, EPS performance is achieved at the 75th and 90th percentiles with TSR at the 50th percentile. In this case, 10,000 units will be banked and earned for that period (3,000 + 6,000 + 1,000). During segment 2, if EPS performance is at the 75th percentile but TSR performance is below the 50th percentile, the 9,000 units banked based on EPS performance will be cancelled due to TSR performance below the 50th percentile. Under this scenario, a total of 10,000 units would have been earned, and the participant in this example would receive a release of 10,000 shares.

        The fiscal 2011 targets were set by the Committee at its January 2011 meeting and will require achievement of significant financial performance by HP during the period if any payout is to be received at all. These awards were granted by the Committee in consideration of the significant achievement by the recipients and their criticality to the organization over the next several years.

Benefits

        HP does not provide its executives or the NEOs with special or supplemental pension or health benefits. HP's NEOs receive health and welfare benefits (including retiree medical benefits, if the eligibility conditions are met) under the same programs and subject to the same eligibility requirements that apply to HP employees generally.

        Benefits under all U.S. pension plans were frozen effective December 31, 2007. No NEO or any other HP employee accrued a benefit under any HP U.S. defined benefit pension plan during fiscal 2010.

        The NEOs, along with other HP executives who earn base pay or an annual bonus in excess of certain federal tax law limits, are eligible to participate in the HP Executive Deferred Compensation Plan (the "EDCP"). This plan is maintained to permit executives to defer some of their compensation in order to defer taxation on such amounts. This is a standard benefit plan offered by most of HP's peer companies. It permits deferral of base pay in excess of the amount taken into account under the qualified HP 401(k) Plan and up to 95% of the annual incentive bonus payable under the PfR Plan. In addition, HP makes a matching contribution to the plan on a portion of base pay contributions in excess of Internal Revenue Service ("IRS") limits, in the same percentage as those executives are eligible to receive under the HP 401(k) Plan. This permits these executives and all employees to receive a 401(k)-type matching contribution on a portion of base-pay deferrals in excess of IRS limits. Amounts deferred or matched under the EDCP are credited with investment earnings based on investment options selected by the participant from among mutual and proprietary funds available to employees under the HP 401(k) Plan. No amounts earn above-market returns.

        Consistent with its practice of not providing any special or supplemental executive benefit programs, including arrangements that would otherwise provide special benefits to the family of a deceased executive, in 2010 the Committee adopted a policy that, unless approved by HP's stockholders pursuant to an advisory vote, HP will not enter into a new plan, program or agreement or modify an existing plan, program or agreement with a Section 16 officer that provides for payments, grants or awards following the death of the officer in the form of unearned salary or unearned bonuses, accelerated vesting or the continuation in force of unvested equity grants, awards of ungranted equity, perquisites, and other payments or awards made in lieu of compensation, except to the extent that such payments, grants or awards are provided or made available to HP employees generally.

Perquisites

        Consistent with the practices of many of its peer companies, HP provides a small number of perquisites to its senior executives including the NEOs for the reasons described below.

        HP's NEOs are provided reimbursement of up to $18,000 per year for a financial counseling services to assist them in obtaining professional advice on managing the compensation they receive. This reimbursement is also provided because it is common among the peer group companies.

        Due to HP's global presence, HP maintains a certain number of corporate aircraft. Personal use of these aircraft by the CEO and his direct reports (members of the Executive Council, or "EC members," which includes all of the other NEOs) is permitted, subject to availability. The CEO may use HP aircraft for personal purposes in his own discretion and, at times, is advised to use HP aircraft for personal travel for security reasons. EC members may use HP aircraft for personal purposes, if available and approved by the CEO. The CEO and EC members are taxed on the value of this usage according to IRS rules. There is no tax gross-up on the income attributable to this value.

        Following a global risk-management review commissioned by the Audit Committee of the Board, security systems were installed at the personal residences of some of HP's executives, including the NEOs. These protections are provided due to the range of security issues that may be encountered by key executives of any large, multinational corporation.

Severance Plan for Executive Officers

        HP's Section 16 officers (including all of the NEOs) are covered by a severance plan to provide a level of transition assistance in the event of an involuntary termination of employment and to keep executives focused on HP's business rather than their personal circumstances. Under the HP Severance Plan for Executive Officers, participants who incur an involuntary termination, not for cause, and who execute a full release of claims following such termination, are eligible to receive severance benefits in an amount determined as a multiple of base pay and the average of the actual annual bonuses paid in the preceding three years. In the case of the CEO, the benefit is calculated as two times the sum of base pay plus average annualized bonus paid during the preceding three years; in the case of the other NEOs, the multiplier is 1.5 instead of two. In all cases, this benefit will not exceed 2.99 times the sum of the executive's base pay plus target bonus as in effect immediately prior to the termination of employment.

        Although the majority of compensation for HP executives is performance-based and largely contingent upon achievement of aggressive financial goals, the Committee continues to believe that the HP Severance Plan for Executive Officers provides important protection to the Section 16 officers and is appropriate for attraction and retention of executive talent. In addition, we find it more equitable to offer severance benefits based on a standard formula for the Section 16 officers because severance often serves as a bridge when employment is involuntarily terminated, and should therefore not be affected by other, longer-term accumulations. As a result, and consistent with the practice of the peer companies, other compensation decisions are not generally based on the existence of this severance protection.

Benefits in the Event of a Change in Control

        HP did not have separate change-in-control agreements with its NEOs in fiscal 2010. Under HP's equity plans, however, the Board has the discretion to accelerate vesting of all stock and stock option awards upon a change in control, but accelerated vesting is not automatic. This allows the Board to decide to vest equity if it determines that accelerated vesting is appropriate under the facts and circumstances of a given transaction. This is a common equity plan feature at many of the peer group companies. As a result, the NEOs could become fully vested in their outstanding equity awards upon a change in control if the Board affirmatively acts to accelerate vesting.

        In addition, while in fiscal 2010 none of the NEOs was covered by an agreement that was expressly tied to a change in control of HP, an involuntary termination of employment following a change in control of HP could qualify as "involuntary termination, not for cause" within the meaning of the HP Severance Plan for Executive Officers. This event would trigger the same level of benefits as though the termination occurred absent a change in control.

        As discussed below, on December 15, 2010, HP entered into a letter agreement with Ms. Lesjak relating to her employment with HP. That letter agreement includes, among other things, certain protections for Ms. Lesjak in the event of a change in control of HP. The Committee believed that including those provisions was appropriate given the context of that agreement.

Separation Agreement with Mark V. Hurd

        Mr. Hurd resigned as Chairman, President and Chief Executive Officer of HP and as a member of the Board effective August 6, 2010. In connection with Mr. Hurd's resignation, HP and Mr. Hurd entered into a Separation Agreement and Release (the "Separation Agreement") that provided Mr. Hurd would receive a cash severance benefit of $12,224,693 in full satisfaction of HP's obligations under the HP Severance Plan for Executive Officers, which amount did not exceed the limit of 2.99 times the sum of Mr. Hurd's current annual base salary plus annual target cash bonus established under the HP Severance Policy for Senior Executives. The Separation Agreement also provided for continued vesting of, and an extension of time to exercise, certain of Mr. Hurd's outstanding equity awards, as well as payment of COBRA premiums for continuing medical coverage. In connection with the settlement of litigation subsequently commenced by HP against Mr. Hurd, all of his outstanding equity awards were cancelled.

Employment Agreement with Léo Apotheker

        On September 29, 2010, HP entered into a four-year employment agreement with Mr. Apotheker (the "Apotheker Agreement") pursuant to which he was appointed President and Chief Executive Officer of HP and a member of the Board effective November 1, 2010. Under the Apotheker Agreement, Mr. Apotheker will receive base pay of $1.2 million, which amount is fixed for his first two years of service but may be reduced during the subsequent two years under certain circumstances, and a target annual bonus of 200% of base pay. Mr. Apotheker was granted a long-term incentive award consisting of 76,000 shares of time-based restricted stock vesting in equal amounts annually over a two-year period, 304,000 PRUs for the two-year performance period extending from

November 1, 2010 through October 31, 2012, and an additional 304,000 PRUs for the three-year performance period extending from November 1, 2010 through October 31, 2013. Mr. Apotheker was also granted a sign-on equity award consisting of 80,000 shares of time-based restricted stock vesting in equal amounts annually over a two-year period and 120,000 PRUs for the three-year performance period extending from November 1, 2010 through October 31, 2013. The cash flow metric for the first year of each three-year PRU grant is deemed to be achieved at no less than target. In addition, on November 29, 2010, Mr. Apotheker received a cash signing bonus of $4 million, a pro rata portion of which he must re-pay if he resigns or is terminated for cause within 18 months, and an additional cash payment of $4.6 million as reimbursement for foregone non-competition payments from his former employer and to cover relocation expenses. Mr. Apotheker is eligible to participate in the standard employee benefits plans offered to employees in the United States and to receive perquisites offered to other senior executive officers.

        The Apotheker Agreement was the result of arm's-length negotiation between representatives of Mr. Apotheker and members of the Board, which received advice and input from both its independent counsel and the independent consultant to the Committee. The Board believed that the salary, bonus and long-term compensation provided under the Apotheker Agreement were in the aggregate consistent with the compensation packages provided to CEOs in comparable positions. The Board also believed that the sign-on equity awards and cash payments were appropriate in recognition of, among other things, the compensation from his former employer being foregone by Mr. Apotheker as a result of entering into the Apotheker Agreement and the considerable expense he will incur in relocating his family to the United States.

Letter Agreement with Catherine A. Lesjak and Interim CEO Compensation

        Following the resignation of Mr. Hurd, Ms. Lesjak was appointed as interim Chief Executive Officer of HP effective August 6, 2010. Prior to being appointed as interim CEO, Ms. Lesjak advised the Committee that she did not wish to be considered as a candidate for the vacant CEO position. The Committee subsequently began discussions with Ms. Lesjak about the terms of her employment because the Committee members believed that Ms. Lesjak's continued service as CFO was critical to providing stability and continuity to HP during the transition to a new CEO and that it was appropriate to provide Ms. Lesjak with certain additional benefits in the event that her employment was terminated under certain circumstances following that transition. As a result, on December 15, 2010, HP entered into a letter agreement with Ms. Lesjak (the "Lesjak Agreement") that (i) provides that she will continue to serve as HP's Executive Vice President and Chief Financial Officer throughout the three-year term of the agreement, (ii) maintains her base salary and target annual and long-term incentive awards at then-current levels, subject to reduction only in the event that similar reductions apply to substantially all other Executive Vice Presidents, and (iii) provides her with enhanced severance benefits in the event of a qualifying termination of her employment during the term of the agreement, subject to the limitations of the HP Severance Policy for Senior Executives described below under "Narrative to the Potential Payments upon Termination or Change in Control Table—HP Severance Policy for Senior Executives." In addition, in recognition of Ms. Lesjak's exceptional service as interim CEO, the Committee awarded her a bonus consisting of $1 million cash (paid as part of her fiscal 2010 annual bonus) and equity awards with an aggregate value of $2.6 million granted in addition to her regular fiscal 2011 long-term incentive award. While recognizing that these circumstances were unique and that no directly applicable benchmark data was therefore available, the structure and amount of the compensation provided to Ms. Lesjak in recognition of her service as interim CEO was reviewed by the Committee with its independent consultant, who, based on data gathered with respect to the compensation provided by other companies in connection with CEO transitions, determined that the compensation was appropriate, particularly in light of the length of Ms. Lesjak's service as interim CEO and HP's performance during that period.

 Other Compensation-Related Matters

Succession Planning

        Among the Committee's responsibilities as described in its charter is to oversee succession planning and leadership development. The Board plans for succession of the CEO and annually reviews senior management selection and succession planning that is undertaken by the Committee. As part of this process, the independent directors annually review the Committee's recommendation of candidates for senior management positions to see that qualified candidates are available for all positions and that development plans are being utilized to strengthen the skills and qualifications of the candidates. The criteria used when assessing the qualifications of potential CEO successors include, among others, strategic vision and leadership, operational excellence, financial management, executive officer leadership development, ability to motivate employees, and an ability to develop an effective working relationship with the Board.

Stock Ownership Guidelines

        HP's stock ownership guidelines are designed to increase executives' equity stakes in HP and to align executives' interests more closely with those of stockholders. The guidelines provide that, within five years of joining HP, the CEO should attain an investment position in HP's stock equal to five times his base salary and all other Section 16 officers should attain an investment position equal to three times their base salary. Shares counted toward these guidelines include any shares held by the executive directly or through a broker; shares held through the HP 401(k) Plan; shares held as restricted stock; shares underlying restricted stock units; and shares underlying vested but unexercised stock options (50% of the in-the-money value of such options is used for this calculation). During fiscal 2010, all NEOs were in compliance with these guidelines.

Accounting and Tax Effects

        The impact of accounting treatment is considered in developing and implementing HP's compensation programs generally, including the accounting treatment as it applies to amounts awarded or paid to HP's executives. In this regard, the fact that the accounting treatment aligns more closely with the amount of the payouts was among the factors considered in adopting the PRU Program, and in reducing the number of stock options awarded generally.

        The impact of federal tax laws on HP's compensation programs is also considered, including the deductibility of compensation paid to the NEOs, as limited by Section 162(m) of the Internal Revenue Code (the "Code"). Most of HP's compensation programs are designed to qualify for deductibility under Section 162(m), but to preserve flexibility in administering compensation programs, not all amounts paid under all of HP's compensation programs qualify for deductibility. In determining to award additional bonus amounts to the NEOs for fiscal 2010, the Committee considered the fact that such amounts would not be deductible and would result in loss of the deductibility of amounts paid from the PfR Plan to "covered employees" within the meaning of Section 162(m).

        Likewise, the impact of Section 409A of the Code is taken into account, and HP's executive plans and programs are, in general, designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from non-compliance.

Policy on Recovery of Bonus in Event of Financial Restatement

        In 2006, the Board adopted a "clawback" policy that permits the Board to recover bonuses from senior executives whose fraud or misconduct resulted in a significant restatement of financial results. The policy allows for the recovery of bonuses from those senior executives whose fraud or misconduct resulted in the restatement where the bonuses would have been lower absent the fraud or misconduct, to the extent permitted by applicable law.

Approval Process for Equity Grants

        There were no grants of stock options to the NEOs during fiscal 2010. Grants of restricted stock units and PRUs to Section 16 officers (other than the CEO) are approved by the Committee at a regularly scheduled meeting, or occasionally at a special meeting or by unanimous written consent. Grants to the CEO are approved by the independent members of the full Board. If approval is made at a meeting, the grant date of the award is generally the date of the meeting; if approval is by unanimous written consent, the grant date of the award is generally the day the last Committee member (or independent Board member, in the case of the CEO) signs the consent. The Committee may act in advance to approve equity grants for newly-hired Section 16 officers and other executives, in which case the grant effective date may be the first day of employment or a later, pre-established date.

        HP has no practice of timing grants of stock options or restricted stock awards to coordinate with the release of material non-public information, and HP has not timed the release of material non-public information for the purpose of affecting the value of NEO compensation.

HR and Compensation Committee Report on Executive Compensation

        The HR and Compensation Committee of the Board of Directors of Hewlett-Packard Company has reviewed and discussed with management this Compensation Discussion and Analysis. Based on this review and discussion, it has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in the Annual Report on Form 10-K of Hewlett-Packard Company filed for the fiscal year ended October 31, 2010.

HR and Compensation Committee of the Board of Directors

Lawrence T. Babbio, Jr., Chair
Rajiv L. Gupta
John H. Hammergren
Joel Z. Hyatt
Lucille S. Salhany

Summary Compensation Table

        The following table sets forth information concerning the compensation of HP's chief executive officer, chief financial officer, and the three other most highly-paid executive officers (collectively, the "NEOs") for the fiscal years ended October 31, 2010, October 31, 2009 and October 31, 2008.

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)	Non-Equity Incentive Plan Compensation(5) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(6) ($)	All Other Compensation(7) ($)	Total ($)
Catherine A. Lesjak(8) Executive Vice President and Chief Financial Officer	2010 2009 2008	610,000 589,063 625,000	2,580,762 340,938 701,408	3,514,884 4,298,102 3,328,251	— — —	940,925 2,199,694 1,953,760	366,363 571,605 (33,346)	84,034 209,697 32,493	8,096,968 8,209,099 6,607,566
R. Todd Bradley Executive Vice President, Personal Systems Group	2010 2009 2008	748,000 743,125 820,000	1,655,355 337,857 907,415	5,021,292 4,701,215 6,228,712	— — —	1,465,145 5,767,373 13,222,059	373 727 1,184	187,666 248,378 269,843	9,077,831 11,798,675 21,449,213
Ann M. Livermore Executive Vice President, HP Enterprise Business	2010 2009 2008	748,000 743,125 820,000	1,745,123 419,857 917,586	5,021,292 4,701,215 4,640,918	— — —	910,690 5,731,498 13,601,216	953,734 1,468,639 (216,460)	81,202 184,313 68,130	9,460,041 13,248,647 19,831,390
Vyomesh I. Joshi Executive Vice President, Imaging and Printing Group	2010 2009 2008	748,000 743,125 820,000	1,953,883 77,507 —	3,765,932 3,134,250 3,662,918	— — —	1,568,930 3,937,173 15,197,845	978,888 1,505,196 (311,000)	102,459 183,647 70,963	9,118,092 9,580,898 19,440,726
Mark V. Hurd(9) Former Chairman of the Board, Chief Executive Officer and President	2010 2009 2008	1,121,944 1,268,750 1,450,000	— 1,180,340 5,341,882	9,883,455 11,909,924 16,543,791	— — —	— 14,629,074 18,590,000	969 1,895 3,087	12,857,376 475,192 596,410	23,863,744 29,465,175 42,525,170

(1)
Amounts shown represent base salary paid during the fiscal year, as described under "Compensation Discussion and Analysis—Analysis of Elements of Executive Compensation—Base Pay."

(2)
Amounts shown for each year include the discretionary bonuses awarded to the NEOs by the Committee taking into account performance during the applicable fiscal year.

(3)
The grant date fair value of all stock awards has been calculated in accordance with applicable financial accounting standards. In the case of time-based RSUs, the value is determined by multiplying the number of RSUs granted by the closing price of HP common stock on the grant date. In the case of PRUs, the accounting standards provide for the value to be determined using only those tranches where the cash flow targets have been set as of the reporting date. As a result, the grant date fair value of the PRUs is calculated using only the first two tranches of each grant; the third tranche is not included because its value is not yet probable of determination under applicable standards. If the PRUs were to be valued using the methodology applicable to the time-based RSUs (number of units multiplied by the closing price of HP common stock on the grant date), the fiscal 2010 PRU award grant date fair values would be reported as follows: Ms. Lesjak: $4,507,837; Mr. Bradley: $6,439,781; Ms. Livermore: $6,439,781; Mr. Joshi: $4,829,836; and Mr. Hurd: $12,695,783.

(4)
No NEO was awarded a stock option in fiscal 2010, 2009 or 2008.

(5)
Amounts shown consist of payouts under the PfR Plan (amounts earned during the applicable fiscal year but paid after the end of the fiscal year).

(6)
Amounts shown represent the increase (or decrease) in the actuarial present value of NEO pension benefits during the applicable fiscal year. As described in more detail under "Narrative to the Fiscal 2010 Pension Benefits Table" below, pension accruals have ceased for all NEOs, so the amounts reported for them do not reflect additional accruals but rather reflect the fact that each of them is one year closer to "normal retirement age" as defined under the terms of the HP Pension Plan as well as changes in other actuarial assumptions. The assumptions used in calculating the change in pension benefits are described in footnote (2) to the Fiscal 2010 Pension Benefits Table below. No HP plan provides for above-market earnings on deferred compensation amounts, so the amounts reported in this column do not reflect any such earnings.

(7)
The amounts shown are detailed in the supplemental All Other Compensation Table below.

(8)
Ms. Lesjak served as interim Chief Executive Officer for the period August 6, 2010 through October 31, 2010 and as Chief Financial Officer for the entire fiscal year.

(9)
Mr. Hurd resigned as Chairman, President and Chief Executive Officer of HP and as a member of the Board effective August 6, 2010. Under the terms of his Separation Agreement, Mr. Hurd received continued vesting of, and additional time to exercise, certain of his equity awards. All of his outstanding equity awards were subsequently cancelled in connection with the settlement of the litigation commenced against Mr. Hurd by HP.

Fiscal 2010 All Other Compensation Table

        The following table provides additional information about the amounts that appear in the "All Other Compensation" column in the Summary Compensation Table above:

Name	401(k) Company Match(1) ($)	NQDC Company Match(2) ($)	Relocation Expenses(3) ($)	Security Services/ Systems(4) ($)	Personal Aircraft Usage(5) ($)	Severance Payments ($)	Miscellaneous(6) ($)	Tax Gross- Up(7) ($)	Total AOC ($)
Catherine A. Lesjak	8,427	11,025	—	6,997	20,249	—	28,310	9,026	84,034
R. Todd Bradley	9,770	11,025	35,290	19,230	6,408	—	64,891	41,052	187,666
Ann M. Livermore	9,800	11,025	—	4,508	13,255	—	31,124	11,490	81,202
Vyomesh I. Joshi	9,617	11,025	—	6,774	4,586	—	45,970	24,487	102,459
Mark V. Hurd	9,562	11,025	—	362,899	158,816	12,224,693	53,762	36,619	12,857,376

(1)
Represents matching contributions made under the HP 401(k) Plan.

(2)
Represents matching contributions credited in February 2010 under the HP Executive Deferred Compensation Plan with respect to the 2009 calendar year of the plan.

(3)
Represents the mortgage subsidy that Mr. Bradley was eligible to receive under HP's relocation policy.

(4)
Represents home security services provided to the NEOs. Although security systems were installed at the request of the company, consistent with SEC guidance, the expense is reported here as a perquisite due to the fact that there is an incidental personal benefit.

(5)
Represents the value of personal usage of HP corporate aircraft. Under HP's policy for the personal use of corporate aircraft, the CEO and the other NEOs may use HP aircraft for personal purposes subject to availability, and at times the CEO is advised to use HP aircraft for personal travel for security reasons. For purposes of reporting the value of such personal usage in this table, HP uses data provided by an outside firm to calculate the hourly cost of operating each type of aircraft. These costs include the cost of fuel, maintenance, landing and parking fees, crew, catering and supplies. For trips by NEOs that involve mixed personal and business usage, HP includes the incremental cost of such personal usage (i.e., the excess of the cost of the actual trip over the cost of a hypothetical trip without the personal usage).

For income tax purposes, the amounts included in NEO income are calculated based on the standard industry fare level ("SIFL") valuation method. A tax gross-up was provided for certain travel in the past, but all aircraft-related gross-ups were discontinued effective March 1, 2009.

(6)
Includes $18,000 for financial counseling for each NEO, except that the fiscal 2010 amount for Mr. Hurd was $13,500. The remaining amounts represent primarily the aggregate incremental cost of lodging, travel, meals and other event-related expenses provided for family members accompanying the NEO to HP-sponsored events at HP's request. For group events where individual expense information is not available, the amounts reported represent an estimate of the aggregate incremental cost attributable to family members in attendance at such events.

(7)
Represents primarily amounts to reimburse the NEOs for taxes on meals and other event-related expenses for individuals accompanying the NEOs to HP-sponsored events. This HP reimbursement policy applies to all HP employees where family members or partners are requested to attend HP-sponsored events or the expenses are otherwise properly incurred with respect to those individuals (e.g., in connection with an employee relocation). In the case of Mr. Hurd, amounts also include a gross-up on COBRA premiums for continuing medical coverage paid on his behalf as required by his Separation Agreement.

Narrative to the Summary Compensation Table

        The amounts reported in the Summary Compensation Table, including base pay, annual and long-term incentive amounts, benefits and perquisites, are described more fully under "Compensation Discussion and Analysis."

        The amounts reported in the column entitled "Non-Equity Incentive Plan Compensation" include amounts earned and paid in fiscal 2011 by all the NEOs under the PfR Plan for fiscal 2010. The narrative description of the remaining information in the Summary Compensation Table is provided in the narrative to the other compensation tables.

Grants of Plan-Based Awards in Fiscal 2010

        The following table provides information on awards granted under the PfR Plan for fiscal 2010 and awards of PRUs and awards of restricted stock units ("RSUs") granted as part of fiscal 2010 long-term incentive compensation:

								All Other Stock Awards: Number of Shares of Stock or Units(3) (#)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)
									Grant-Date Fair Value of Stock Awards(4) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Catherine A. Lesjak
PfR	11/1/2009	6,906	690,625	1,726,563
PRU	12/10/2009				17,981	89,905	179,810		2,387,937
RSU	12/10/2009							22,476	1,126,947
R. Todd Bradley
PfR	11/1/2009	8,713	871,250	2,178,125
PRU	12/10/2009				25,688	128,436	256,872		3,411,347
RSU	12/10/2009							32,109	1,609,945
Ann M. Livermore
PfR	11/1/2009	8,713	871,250	2,178,125
PRU	12/10/2009				25,688	128,436	256,872		3,411,347
RSU	12/10/2009							32,109	1,609,945
Vyomesh I. Joshi
PfR	11/1/2009	8,713	871,250	2,178,125
PRU	12/10/2009				19,266	96,327	192,654		2,558,511
RSU	12/10/2009							24,081	1,207,421
Mark V. Hurd(5)
PfR	11/1/2009	23,200	2,320,000	5,800,000
PRU	12/11/2009				50,733	253,662	507,324		6,709,534
RSU	12/11/2009							63,415	3,173,921

(1)
Amounts represent the range of possible cash payouts for fiscal 2010 awards under the PfR Plan.

(2)
Amounts represent the range of shares that may be released at the end of the three-year performance period applicable to the PRU award assuming achievement of threshold performance. If HP's cash flow performance is below threshold for each year during the performance period or if HP's TSR for the period is in the bottom quartile of the S&P 500, no shares will be released at the end of the period. See the discussion of PRU awards under "Compensation Discussion and Analysis—Analysis of Elements of Executive Compensation—Long-Term Incentive Pay—Performance-Based Restricted Units."

(3)
Restrictions on the RSU awards lapse as to one-half of the units on the first and second anniversaries of the date of grant.

(4)
See footnote (3) to the Summary Compensation Table for a description of the method used to determine the grant date fair value of stock awards.

(5)
No annual incentive award was paid to Mr. Hurd for fiscal 2010 performance, and all stock awards granted to him in fiscal 2010 were cancelled in connection with his separation from HP on August 6, 2010.

Outstanding Equity Awards at 2010 Fiscal Year-End

        The following table provides information on stock and option awards held by the NEOs as of October 31, 2010:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price(2) ($)	Option Expiration Date(3)		Number of Shares or Units of Stock That Have Not Vested(4) (#)	Market Value of Shares or Units of Stock That Have Not Vested(5) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(6) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(5) ($)
Catherine A. Lesjak	6,250	—	21.77	4/14/2013		35,924	1,510,963	188,907	7,945,428
	35,000	—	31.50	1/23/2014
	75,000	25,000	42.27	1/18/2015
R. Todd Bradley	15,000	—	23.77	6/14/2013		46,868	1,971,268	235,748	9,915,561
	75,000	—	31.50	1/23/2014
	150,000	50,000	42.27	1/18/2015
Ann M. Livermore	400,000	—	21.75	1/31/2012	**	46,868	1,971,268	235,748	9,915,561
	500,000	—	22.02	3/18/2012
	400,000	—	21.77	4/14/2013
	340,000	—	31.50	1/23/2014
	150,000	50,000	42.27	1/18/2015
Vyomesh I. Joshi	100,000	—	33.63	1/18/2011	**	33,939	1,427,474	167,524	7,046,059
	125,000	—	15.75	4/16/2011
	300,000	—	22.02	3/18/2012
	500,000	—	21.77	4/14/2013
	340,000	—	31.50	1/23/2014
	150,000	50,000	42.27	1/18/2015
Mark V. Hurd(7)	—	—	—	—

(1)
Options vest at the rate of 25% per year with full vesting on the fourth anniversary of the date of grant.

(2)
Option exercise prices are the fair market value of HP common stock on the date of grant.

(3)
Options granted by HP since 2003 generally have an eight-year term. The options marked with "**" have a ten-year term.

(4)
The amounts in this column include shares underlying dividend equivalent units granted with respect to outstanding RSU awards through October 31, 2010. The release dates and release amounts for all unvested stock awards are as follows:

•
Ms. Lesjak: December 10, 2010 (11,238 shares plus accrued dividend equivalent shares); January 15, 2011 (13,125 shares plus accrued dividend equivalent shares); December 10, 2011 (11,238 shares plus accrued dividend equivalent shares).

•
Mr. Bradley: December 10, 2010 (16,054 shares plus accrued dividend equivalent shares); January 15, 2011 (14,355 shares plus accrued dividend equivalent shares); December 10, 2011 (16,055 shares plus accrued dividend equivalent shares).

  •
  Ms. Livermore: December 10, 2010 (16,054 shares plus accrued dividend equivalent shares); January 15, 2011 (14,355 shares plus accrued dividend equivalent shares); December 10, 2011 (16,055 shares plus accrued dividend equivalent shares).

  •
  Mr. Joshi: December 10, 2010 (12,040 shares plus accrued dividend equivalent shares); January 15, 2011 (9,570 shares plus accrued dividend equivalent shares); December 10, 2011 (12,041 shares plus accrued dividend equivalent shares).

(5)
Value calculated based on the $42.06 closing price of HP common stock on October 29, 2010, which was the last trading day of fiscal 2010.

(6)
Represents the number of PRUs granted in fiscal 2009 and fiscal 2010, adjusted for actual achievement during those periods on the annual metric of cash flow from operations as a percentage of revenue with respect to the portion of each award attributable to fiscal 2010 performance. Performance on the annual cash flow metric was 100.94% of target for fiscal 2009 and was 90.26% of target for fiscal 2010. The 100.94% multiplier applies to the first one-third of the PRUs granted for fiscal 2009; the 90.26% multiplier applies to the second one-third of the PRUs granted for fiscal 2009 and the first one-third of the PRUs granted for fiscal 2010; the remaining units are reported at target and will be adjusted based on actual cash flow performance during the remaining portion of the applicable performance periods. Total PRUs credited at the conclusion of each three-year period will be adjusted by HP's performance on TSR as compared to the S&P 500, which will determine the number of shares, if any, released at the end of the period.

(7)
All outstanding equity awards held by Mr. Hurd were cancelled either under the terms of his Separation Agreement or in connection with the settlement of litigation subsequently commenced against him by HP.

Option Exercises and Stock Vested in Fiscal 2010

        The following table provides information about options exercised and stock vested for the NEOs during the fiscal year ended October 31, 2010:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Catherine A. Lesjak	59,108	1,061,126	120,644	5,541,997
R. Todd Bradley	160,000	3,986,550	162,920	7,370,845
Ann M. Livermore	764,536	6,846,519	131,493	6,032,232
Vyomesh I. Joshi	170,000	2,709,785	126,671	5,779,221
Mark V. Hurd	850,000	12,469,600	127,987	6,696,478

(1)
Represents the amounts realized based on the difference between the market price of HP stock on the date of exercise and the exercise price.

(2)
Represents the amounts realized based on the fair market value of HP stock on the vesting date for restricted stock or restricted stock units and the release date for PRUs. Fair market value is determined based on the closing market price of HP stock on the applicable date. In the case of the PRUs granted for the three-year period that ended on October 31, 2010, the value was not determinable and no shares could be released until the fiscal 2010 cash flow performance and the three-year TSR were certified by the Committee, which occurred after the fiscal year end.

Fiscal 2010 Pension Benefits Table

        The following table provides information about the present value of accumulated pension benefits payable to each NEO (no payments were made to any NEO during fiscal 2010):

Name	Plan Name(1)	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit 10/31/10(2) ($)
Catherine A. Lesjak	RP	21.3	225,694
	EBP	21.3	1,671,017
R. Todd Bradley	CAPP	0.6	11,820
	CARP	0.6	8,123
Ann M. Livermore	RP	25.4	231,237
	EBP	25.4	4,673,497
Vyomesh I. Joshi	RP	27.2	294,968
	EBP	27.2	5,640,218
Mark V. Hurd	CAPP	0.8	11,867
	CARP	0.8	40,079

(1)
The "CAPP" and the "CARP" are the qualified HP Cash Account Pension Plan and the nonqualified HP Cash Account Restoration Plan, respectively. The "RP" and the "EBP" are the qualified HP Retirement Plan and the nonqualified HP Excess Benefit Plan, respectively. All benefits are frozen under these plans. The CAPP and the RP have been merged into the HP Pension Plan, although benefits continue to be determined under the separate formulas.

(2)
The present value of accumulated benefits is shown at the age 65 unreduced retirement age for the RP and the EBP using the assumptions under Accounting Standards Codification (ASC) Topic 715-30 Defined Benefit Plans—Pension for 2010 fiscal year end measurement (as of October 31, 2010). The present value is based on a discount rate of 5.60% for the RP and 4.45% for the EBP, lump sum interest rates of 1.74% for the first 5 years, 4.75% for the next 15 years and 6.03% thereafter, and applicable mortality. As of October 31, 2009 (the prior measurement date), the ASC Topic 715-30 or, as known prior to the codification of the accounting standards, Statement of Financial Accounting Standard 87 assumptions included a discount rate of 5.91% for the RP and 5.33% for the EBP, lump sum interest rates of 2.73% for the first 5 years, 5.63% for the next 15 years and 6.07% thereafter, and applicable mortality. Since there are no early retirement reductions in the CAPP or the CARP and the account balances are vested, the CAPP and the CARP account balances are used as the present value of the accumulated benefit.

Narrative to the Fiscal 2010 Pension Benefits Table

        No NEO currently accrues a benefit under any qualified or non-qualified defined benefit pension plan, as HP ceased benefit accruals in all of its U.S. qualified defined benefit pension plans (and their non-qualified plan counterparts) in prior years. Benefits previously accrued by the NEOs under HP pension plans are payable to them following termination of employment, subject to the terms of the applicable plan.

Terms of the HP Retirement Plan

        Ms. Lesjak, Ms. Livermore and Mr. Joshi earned benefits under the RP and the EBP based on pay and service prior to 2008. The RP is a traditional defined benefit plan that provided a benefit based on years of service and the participant's "highest average pay rate," reduced by a portion of Social Security earnings. "Highest average pay rate" was determined based on the 20 consecutive fiscal quarters when pay was the highest. Pay for this purpose included base pay and bonus, subject to applicable IRS limits. Benefits under the RP may be taken in one of several different annuity forms or in an actuarially equivalent lump sum. Benefits calculated under the RP are offset by the value of benefits earned under the HP Deferred Profit Sharing Plan (the "DPSP") before 1993. Together, the RP and the DPSP constitute a "floor-offset" arrangement for periods before 1993.

        Benefits not payable from the RP and the DPSP due to IRS limits are paid from the nonqualified EBP under which benefits are unfunded and unsecured. When an EBP participant terminates employment, the benefit liability is transferred to the EDCP, where an account is established for the participant. That account is then credited with hypothetical investment earnings (gains or losses) based upon the investment election made by participants from among investment options similar to those offered under the HP 401(k) Plan. There is no formula that would result in above-market earnings or payment of a preferential interest rate on this benefit.

        At the time of distribution, amounts representing EBP benefits are paid from the EDCP in a lump sum or installment form, according to pre-existing elections made by those participants, except that participants with a small benefit or who have not qualified for retirement status (age 55 with at least 15 years of service) are paid their EBP benefit in January of the year following their termination, subject to any delay required by Section 409A of the Code.

Terms of the HP Cash Account Pension Plan

        Prior to 2006, Mr. Bradley and Mr. Hurd earned benefits under the CAPP, which is a cash balance plan that provides pension benefits determined by reference to a hypothetical account balance.

        Prior to this plan being frozen, participants received "pay credits" equal to four percent of base pay credited quarterly to their accounts and "interest credits" credited daily. Currently, participants who have not taken a distribution receive interest credits, credited at the rate equal to the one-year rate for Treasury securities plus one percent; the "interest credit" rate is adjusted annually. Benefits under the CAPP may be taken in one of several different annuity forms or in a lump sum equal to the hypothetical account balance.

        Prior to 2006, Mr. Bradley and Mr. Hurd also received pay and interest credits to a hypothetical account balance established for them under the CARP on base pay in excess of certain IRS limits at the same rates as had been credited under the CAPP. Benefits under the CARP are unfunded and unsecured. Upon termination of employment, a CARP participant is paid his or her account balance in the form of a lump sum in January of the year following termination, subject to any delay required by Section 409A of the Code.

        HP does not sponsor any other supplemental pension plans or special retiree medical benefit plans for executive officers.

Fiscal 2010 Nonqualified Deferred Compensation Table

        The following table provides information about contributions, earnings and balances under the EDCP (there were no withdrawals or distributions to NEOs during fiscal 2010):

Name	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY(2) ($)	Aggregate Earnings in Last FY ($)	Aggregate Balance at FYE ($)
Catherine A. Lesjak	1,431,597	11,025	633,148	4,041,816
R. Todd Bradley	28,000	11,025	150,810	2,504,134
Ann M. Livermore	2,600	11,025	890,790	6,578,087
Vyomesh Joshi	120,000	11,025	267,180	1,977,274
Mark V. Hurd	39,577	11,025	5,539	263,599

(1)
The amounts reported here as "Executive Contributions" and "Registrant Contributions" are reported as compensation to such NEO in the Summary Compensation Table above.

(2)
The contributions reported here as "Registrant Contributions" were made in February 2010 with respect to calendar year 2009 participant base-pay deferrals. During fiscal 2010, the NEOs were eligible to receive a discretionary 4% matching contribution on base pay deferrals that exceeded the IRS limit that applies to the qualified HP 401(k) Plan up to a maximum of two times that limit.

Narrative to the Fiscal 2010 Nonqualified Deferred Compensation Table

        HP sponsors the EDCP, a nonqualified deferred compensation plan that permits eligible U.S. employees to defer base pay in excess of the amount taken into account under the qualified HP 401(k) Plan and bonus amounts of up to 95% of the annual incentive bonus payable under the PfR Plan. In addition, a matching contribution is available under the plan to eligible employees. The matching contribution applies to base pay deferrals on compensation above the IRS limit that applies to the qualified HP 401(k) Plan up to a maximum of two times that compensation limit (for fiscal 2010, on base pay from $245,000 to $490,000).

        At the time participation is elected, employees must specify the amount of base pay and/or the percentage of bonus to be deferred, as well as the time and form of payment. If termination of employment occurs before retirement (defined as at least age 55 with 15 years of service), distribution is made in the form of a lump sum in January of the year following the year of termination, subject to any timing restriction otherwise applicable under Section 409A of the Code. At retirement, benefits are paid according to the distribution election made by the participant at the time of the deferral election and are subject to any timing restrictions applicable under Section 409A of the Code. No withdrawals are permitted during employment or prior to the previously elected distribution date, other than "hardship withdrawals" as permitted by applicable law.

        During fiscal 2010, the NEOs were eligible for a discretionary matching contribution of up to 4%, based on HP's financial performance during each fiscal quarter. Effective with restoration of the matching contribution made to the HP 401(k) Plan on a non-discretionary basis beginning February 1, 2011, matching contributions to the EDCP will also revert to being non-discretionary.

        Amounts deferred or credited under the EDCP are credited with hypothetical investment earnings based on participant investment elections made from among the investment options available under the HP 401(k) Plan. Accounts maintained for participants under the EDCP are not held in trust, and all such amounts are available to general creditors of HP. No amounts are credited with above-market earnings.

Potential Payments Upon Termination or Change in Control

        The amounts in the following table assume that the NEOs terminated HP employment effective October 31, 2010. The closing price of HP common stock was $42.06 on the last trading day before that date. These amounts are in addition to benefits generally available to U.S. employees upon termination of employment, such as distributions from the retirement plans and the HP 401(k) Plan and payment of accrued vacation. Of the NEOs, only Mr. Joshi is currently eligible for "retirement" status, which is generally defined in the United States as termination of employment on or after age 55 with at least 15 years of qualifying service.

				Long Term Incentive Programs(3)
Name	Termination Scenario	Total(1) ($)	Severance(2) ($)	Stock Options ($)	Restricted Stock ($)	PRU Program ($)
Catherine A. Lesjak	Voluntary/For Cause	—	—	—	—	—
	Disability	5,449,336	—	—	1,497,378	3,951,958
	Retirement	—	—	—	—	—
	Death	5,025,792	—	—	1,073,834	3,951,958
	Not for Cause	13,558,247	4,115,454	—	1,497,378	7,945,415
	Change in Control	13,558,247	4,115,454	—	1,497,378	7,945,415
R. Todd Bradley	Voluntary/For Cause	—	—	—	—	—
	Disability	6,657,789	—	—	1,954,276	4,703,513
	Retirement	—	—	—	—	—
	Death	6,075,805	—	—	1,372,292	4,703,513
	Not for Cause	16,422,670	4,552,836	—	1,954,276	9,915,558
	Change in Control	16,422,670	4,552,836	—	1,954,276	9,915,558
Ann M. Livermore	Voluntary/For Cause	—	—	—	—	—
	Disability	6,657,789	—	—	1,954,276	4,703,513
	Retirement	—	—	—	—	—
	Death	6,075,805	—	—	1,372,292	4,703,513
	Not for Cause	16,100,474	4,230,640	—	1,954,276	9,915,558
	Change in Control	16,100,474	4,230,640	—	1,954,276	9,915,558
Vyomesh I. Joshi	Voluntary/For Cause	4,686,553	—	—	1,415,361	3,271,192
	Disability	4,686,553	—	—	1,415,361	3,271,192
	Retirement	4,686,553	—	—	1,415,361	3,271,192
	Death	4,256,363	—	—	985,171	3,271,192
	Not for Cause	12,516,655	4,055,232	—	1,415,361	7,046,062
	Change in Control	12,516,655	4,055,232	—	1,415,361	7,046,062

(1)
Total does not include amounts earned or benefits accumulated due to continued service by the NEO through October 31, 2010, including vested stock options, accrued retirement benefits, and vested balances in the EDCP, all as detailed in the preceding tables. Total also does not include amounts an NEO was eligible to receive under the annual PfR Plan with respect to fiscal 2010 performance or the release of shares under the fiscal 2008 PRU grant for the performance period ended October 31, 2010. These amounts could have been reduced or eliminated by the Committee (prior to payment) for any reason.

(2)
Reflects the cash benefit payable in the event of a qualifying termination under the HP Severance Plan for Executive Officers.

(3)
Under the HP equity plans, the Board and the Committee have the discretion to accelerate vesting of options and to release vesting restrictions on stock and cash awards in the event of a change in control, as well as in connection with individual employment terminations. The information reported in these two columns assumes that the Board or the Committee would exercise discretion to release restrictions in both of these circumstances. From time to time, however, certain HP executives have received less than full acceleration of vesting on stock options, and no (or less than full) release of the vesting restrictions on stock and cash awards, so the amounts actually paid to an NEO upon a "not for cause" termination may be lower in some circumstances. In the case of Mr. Joshi, because he is "retirement eligible," he will have up to three years following his termination to exercise his vested stock options; any unreleased restricted stock or stock unit awards will continue to vest, subject to certain post-employment obligations; and any outstanding PRU awards will receive pro-rata vesting. Pro-rata vesting of PRUs applies in the event of a termination due to retirement, death or disability for all grant recipients.

Narrative to the Potential Payments upon Termination or Change in Control Table

        Termination payments for the NEOs are generally governed by the terms of the HP Severance Plan for Executive Officers and discretionary terms within the PfR Plan and the HP stock plans. Of the NEOs, only Mr. Joshi qualified for termination based on "retirement" status as of the end of the fiscal year, which generally requires attainment of age 55 with at least 15 years of qualifying service.

HP Severance Plan for Executive Officers

        The HP Severance Plan for Executive Officers ("SPEO"), originally adopted by the Board in 2003, provides a severance benefit under certain circumstances to executives who were Section 16 officers of HP within 90 days of their termination employment. This plan provides for a lump-sum cash severance benefit upon a qualifying termination, calculated as a multiple of the sum of annual base salary and target cash bonus, as in effect immediately prior to the employment termination; the multiple is 2.0 for the position of CEO, 1.5 for executive vice presidents, and 1.0 for senior vice presidents and vice presidents. Payments under the SPEO are reduced by any cash severance benefit payable to the participant under any other HP plan, program or agreement. In addition, the cash benefit is subject to the "2.99 limit" of the HP Severance Policy for Senior Executives, described below.

        A participant will be deemed to have incurred a qualifying termination for purposes of this plan if he or she is involuntarily terminated without cause and executes a full release of claims in a form satisfactory to HP, promptly following termination. For purposes of the SPEO, "cause" means a participant's material neglect (other than as a result of illness or disability) of his or her duties or responsibilities to HP or conduct (including action or failure to act) that is not in the best interest of, or is injurious to, HP.

Voluntary or "For Cause" Termination

        In general, an NEO who remained employed through October 31, 2010 (the last day of the fiscal year) but voluntarily terminated employment immediately thereafter, or was terminated immediately thereafter as a "for cause" termination, would be eligible (1) to receive his or her annual incentive amount earned for fiscal 2010 under the PfR Plan (subject to any downward adjustment or elimination by the Committee prior to actual payment), (2) to exercise his or her vested stock options on or before the last day of employment, (3) to receive a distribution of vested amounts deferred or credited under the EDCP, and (4) to receive a distribution of his or her vested benefits under the HP 401(k) and pension plans. An NEO who terminated employment before the last day of the fiscal year, either voluntarily or as a "for cause" termination, would generally not be eligible to receive any amount under the PfR Plan with respect to the fiscal year in which the termination occurred, except that the Committee has the discretion to make payment of prorated bonus amounts to individuals on leave of absence or in non-pay status, as well as in connection with certain voluntary severance incentives, workforce reductions and similar programs.

"Not for Cause" Termination

        A "not for cause" termination would qualify the NEO for the amounts described above under a "voluntary" termination and benefits under the SPEO, if the NEO signs the required release of claims in favor of HP.

        In addition to the cash severance benefit payable under the SPEO, the NEO would be eligible to exercise vested stock options and receive distributions of vested, accrued benefits from HP deferred compensation and pension plans. The Committee may also exercise its discretion to release restrictions on equity-based awards in individual cases.

Termination Following a Change in Control

        During fiscal 2010, no NEO was covered by an agreement that provided for special payments in the event of a change in control. In the event of a change in control of HP, however, the Board is authorized (but not required) to accelerate the vesting of stock options and to release restrictions on awards issued under HP stock plans. For the purposes of this table, the amounts reported for each NEO in the rows marked "Change in Control" assume that the Board would exercise its discretion in this manner, resulting in fully accelerated vesting of stock options, and release of all restrictions on restricted stock and outstanding PRU awards. In addition, an executive terminated following a change in control would be eligible for benefits under the SPEO, as described above.

        As described under "Executive Compensation—Compensation Discussion and Analysis—Analysis of Elements of Executive Compensation—Letter Agreement with Catherine A. Lesjak," on December 15, 2010, HP entered into a letter agreement with Ms. Lesjak relating to her employment with HP. That letter agreement includes, among other things, certain protections for Ms. Lesjak in the event of a change in control of HP. The Committee believed that including those provisions was appropriate given the context of that agreement.

HP Severance Policy for Senior Executives

        Under the HP Severance Policy for Senior Executives adopted by the Board in July 2003 (the "HP Severance Policy"), HP will seek stockholder approval for future severance agreements, if any, with certain senior executives that provide specified benefits in an amount exceeding 2.99 times the sum of the executive's current annual base salary plus annual target cash bonus, in each case as in effect immediately prior to the time of such executive's termination. Individuals subject to this policy consist of the Section 16 officers designated by the Board. In implementing this policy, the Board may elect to seek stockholder approval after the material terms of the relevant severance agreement are agreed upon.

        For purposes of determining the amounts subject to the HP Severance Policy, benefits subject to the limit generally include cash separation payments that directly relate to extraordinary benefits that are not available to groups of employees other than the Section 16 officers upon termination of employment. Benefits that have been earned or accrued, as well as prorated bonuses, accelerated stock or option vesting and other benefits that are consistent with HP practices applicable to employees other than the Section 16 officers, are not counted against the limit. Specifically, benefits subject to the HP Severance Policy include: (a) separation payments based on a multiplier of salary plus target bonus, or cash amounts payable for the uncompleted portion of employment agreements; (b) any gross-up payments made in connection with severance, retirement or similar payments, including any gross-up payments with respect to excess parachute payments under Section 280G of the Code; (c) the value of any service period credited to a Section 16 officer in excess of the period of service actually provided by such Section 16 officer for purposes of any employee benefit plan; (d) the value of benefits and perquisites that are inconsistent with HP practices applicable to one or more groups of employees in addition to, or other than, the Section 16 officers ("Company Practices"); and (e) the value of any accelerated vesting of any stock options, stock appreciation rights, restricted stock or long-term cash incentives that is inconsistent with Company Practices. The following benefits are not subject to the HP Severance Policy, either because they have been previously earned or accrued by the employee or because they are consistent with Company Practices: (i) compensation and benefits earned, accrued, deferred or otherwise provided for employment services rendered on or prior to the date of termination of employment pursuant to bonus, retirement, deferred compensation or other benefit plans, e.g., 401(k) plan distributions, payments pursuant to retirement plans, distributions under deferred compensation plans or payments for accrued benefits such as unused vacation days, and any amounts earned with respect to such compensation and benefits in accordance with the terms of the applicable plan; (ii) payments of prorated portions of bonuses or prorated long-term incentive payments that are consistent with Company Practices; (iii) acceleration of the vesting of stock options, stock appreciation rights, restricted stock, restricted stock units or long-term cash incentives that is consistent with Company Practices; (iv) payments or benefits required to be provided by law; and (v) benefits and perquisites provided in accordance with the terms of any benefit plan, program or arrangement sponsored by HP or its affiliates that are consistent with Company Practices.

        For purposes of the HP Severance Policy, future severance agreements include any severance agreements or employment agreements containing severance provisions that HP may enter into after the adoption of the HP Severance Policy by the Board, as well as agreements renewing, modifying or extending such agreements. Future severance agreements do not include retirement plans, deferred compensation plans, early retirement plans, workforce restructuring plans, retention plans in connection with extraordinary transactions or similar plans or agreements entered into in connection with any of the foregoing, provided that such plans or agreements are applicable to one or more groups of employees in addition to the Section 16 officers.

HP Retirement Arrangements

        Upon retirement on or after age 55 with at least 15 years of service, HP employees in the United States receive full vesting of options granted under HP common stock plans with a three-year post-termination exercise period. Restricted stock and restricted stock units continue to vest in accordance with their normal vesting schedule, subject to certain post-employment restrictions. Awards under the PRU Program, if any, are paid on a prorated basis to participants at the end of the performance period based on actual results, and bonuses, if any, under the PfR Plan may be paid in prorated amounts in the discretion of management based on actual results. In accordance with Section 409A of the Code, certain amounts payable upon retirement of (or other termination by) the NEOs and other key employees will not be paid out for at least six months following termination of employment. Of the NEOs, only Mr. Joshi was eligible to retire as of October 31, 2010.

        HP sponsors two retiree medical programs in the United States, one of which provides subsidized coverage for eligible participants based on years of service. Eligibility for this program requires that participants have been employed by HP before January 1, 2003, and to have met other age and service requirements. Of the NEOs, only Mr. Joshi will be eligible for this program following his termination of employment.

        The other U.S. retiree medical program sponsored by HP provides eligible retirees with access to coverage at group rates only, with no direct subsidy provided by HP. In addition, beginning at age 45, eligible U.S. employees may participate in the HP Retirement Medical Savings Account Plan (the "RMSA"), under which participants are eligible to receive HP matching credits of $1,200 per year, beginning at age 45, up to a lifetime maximum of $12,000, which can be used to cover the cost of such retiree medical coverage (or other qualifying medical expenses) if the employee retires from HP on or after age 55 with at least 10 years of service. All of the NEOs other than Mr. Joshi could be eligible for the HP Retiree Medical Plan and the employer credits accumulated under the RMSA if they retire from HP on or after age 55 with at least 10 years of qualifying service.

Separation Agreement with Mark V. Hurd

        As discussed under "Executive Compensation—Compensation Discussion and Analysis—Analysis of Elements of Executive Compensation—Separation Agreement with Mark V. Hurd," Mr. Hurd resigned as Chairman, President and Chief Executive Officer of HP and as a member of the Board effective August 6, 2010. In connection with Mr. Hurd's resignation, HP and Mr. Hurd entered into a Separation Agreement and Release that provided Mr. Hurd would receive a cash severance benefit of $12,224,693 in full satisfaction of HP's obligations under the SPEO, which amount did not exceed the limit of 2.99 times the sum of Mr. Hurd's current annual base salary plus annual target cash bonus established under the HP Severance Policy. The agreement also provided for continued vesting of, and an extension of time to exercise, certain of Mr. Hurd's outstanding equity awards, as well as payment of COBRA premiums for continuing medical coverage. In connection with the settlement of litigation subsequently commenced by HP against Mr. Hurd, all of his outstanding equity awards were cancelled.

EQUITY COMPENSATION PLAN INFORMATION

        The following table summarizes our equity compensation plan information as of October 31, 2010.

Plan Category	Common shares to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted-average exercise price of outstanding options, warrants and rights(2)	Common shares available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by HP stockholders	130,095,753	(3)	$28.8389	124,553,185	(4)
Equity compensation plans not approved by HP stockholders	0		$0	0

Totals	130,095,753		$28.8389	124,553,185

(1)
This column does not reflect awards of options and restricted stock units assumed in acquisitions where the plans governing the awards were not available for future awards as of October 31, 2010. As of October 31, 2010, individual awards of options and restricted stock units to purchase a total of 42,408,497 shares were outstanding pursuant to awards assumed in connection with acquisitions and granted under such plans at a weighted average exercise price of $24.9673. Includes stock appreciation rights with respect to 84,419 shares of HP common stock assumed in connection with HP's acquisition of Compaq Computer Corporation. Also includes awards of PRUs representing 1,568,530 shares that may be issued under the Amended and Restated 2003 Incentive Plan of Electronic Data Systems Corporation. The terms of the PRU awards are summarized in footnote (3) to this table.

(2)
This column does not reflect the exercise price of shares underlying the assumed options referred to in footnote (1) to this table or the purchase price of shares to be purchased pursuant to the Share Ownership Plan, which is governed by the HP 2000 Employee Stock Purchase Plan (the "ESPP"), or the legacy HP Employee Stock Purchase Plan (the "Legacy ESPP"). In addition, the weighted average exercise price does not take into account the shares issuable upon vesting of outstanding awards of restricted stock units and PRUs, which have no exercise price.

(3)
Includes awards of options and restricted stock units outstanding under the HP Amended and Restated 2004 Stock Incentive Plan (the "2004 Plan"), the HP 2000 Stock Plan (the "2000 Plan"), the HP 1995 Incentive Stock Plan and the HP 1997 Director Stock Plan. Also includes awards of PRUs representing 23,946,866 shares that may be issued under the 2004 Plan. Each PRU award reflects a target number of shares that may be issued to the award recipient. HP determines the actual number of shares the recipient receives at the end of a three-year performance period based on results achieved versus company performance goals and stockholder return relative to the market. The actual number of shares that a grant recipient receives at the end of the period may range from 0% to 200% of the target number of shares.

(4)
Includes (i) 90,034,630 shares available for future issuance under the 2004 Plan, (ii) 30,426,564 shares available for future issuance under the ESPP, (iii) 2,725,611 shares available for future issuance under the Legacy ESPP, and (iv) 1,366,380 shares available for future issuance under the HP Service Anniversary Award Plan. In November 2010, the ESPP expired, and HP ceased issuing shares under that plan.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

        The Audit Committee has appointed Ernst & Young LLP ("EY") as HP's independent registered public accounting firm for the fiscal year ending October 31, 2011. Stockholders are being asked to ratify the appointment of EY at the annual meeting pursuant to Proposal No. 2. Representatives of EY are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Fees Incurred by HP for Ernst & Young LLP

        The following table shows the fees paid or accrued by HP for audit and other services provided by EY for fiscal 2010 and 2009.

	2010	2009
	In millions
Audit Fees(1)	$30.8	$30.5
Audit-Related Fees(2)	14.9	13.8
Tax Fees(3)	6.1	9.3
All Other Fees(4)	0.0	0.2

Total	$51.8	$53.8

        The Audit Committee has approved all of the fees above.

        The Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by HP's independent registered public accounting firm and associated fees up to a maximum for any one non-audit service of $250,000, provided that the chair shall report any decisions to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting.

(1)
Audit fees represent fees for professional services provided in connection with the audit of HP's financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

(2)
Audit-related fees consisted primarily of SAS 70 reviews, accounting consultations, employee benefit plan audits, services related to business acquisitions and divestitures and other attestation services.

(3)
For fiscal 2010, tax fees included primarily tax advice and tax planning fees of $3.6 million and tax compliance fees of $2.3 million. For fiscal 2009, tax fees included primarily tax advice and tax planning fees of $5.6 million and fees for expatriate tax services of $3.0 million.

(4)
All other fees included primarily fees for advice relating to employee benefits matters.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

        The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of HP's financial statements, HP's compliance with legal and regulatory requirements, the independent registered public accounting firm's qualifications and independence, the performance of HP's internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages HP's relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from HP for such advice and assistance.

        HP's management is primarily responsible for HP's internal control and financial reporting process. HP's independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of HP's consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles and the effectiveness of HP's internal control over financial reporting. The Audit Committee monitors HP's financial reporting process and reports to the Board on its findings.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with HP's management.

  2.
  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board ("PCAOB").

  3.
  The Audit Committee has received from the independent registered public accounting firm the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm's independence and has discussed with the independent registered public accounting firm its independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in HP's Annual Report on Form 10-K for the fiscal year ended October 31, 2010, for filing with the Securities and Exchange Commission.

        The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

AUDIT COMMITTEE
Robert L. Ryan, Chair Sari M. Baldauf John R. Joyce Lucille S. Salhany G. Kennedy Thompson

IMPORTANT INFORMATION CONCERNING THE HP ANNUAL MEETING

Check-in begins: 12:30 p.m., local time	Meeting begins: 2:00 p.m., local time
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HP stockholders, including joint holders, as of the close of business on January 24, 2011, the record date for the annual meeting, are entitled to attend the annual meeting on March 23, 2011

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All stockholders and their proxies should be prepared to present photo identification for admission to the meeting

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If you are a record holder or a participant in the HP 401(k) Plan or the Share Ownership Plan, your share ownership will be verified against a list of record holders or plan participants as of the record date prior to your being admitted to the meeting

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If you are a beneficial owner of your HP shares (i.e., you hold your shares through a broker, trustee or nominee), you will be asked to present proof of beneficial ownership of HP shares as of the record date, such as your most recent brokerage statement prior to January 24, 2011 or other evidence of ownership

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Persons acting as proxies must bring a valid proxy from a record holder who owns shares as of the close of business on January 24, 2011

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Failure to present identification or otherwise comply with the above procedures will result in exclusion from the meeting

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Meeting attendees will not be permitted to bring cameras, mobile phones, recording equipment, electronic devices or large bags, briefcases or packages to the meeting

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Please allow ample time for check-in

THANK YOU FOR YOUR INTEREST AND SUPPORT—YOUR VOTE IS IMPORTANT!

Directions to the Sheraton National Hotel, 900 South Orme Street, Arlington, Virginia

From the North:

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  Follow 95 South to 495 West (Silver Spring)
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  Follow 495 West to the George Washington Parkway
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  Follow the George Washington Parkway for approximately 8 miles to the exit for 395 South and Route 27 (Lyndon B. Johnson) exit
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  Stay to the right at the fork, heading towards 395 South
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  Stay to your right and take exit Route 244 West/Columbia Pike/Navy Annex
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  Continue straight through two traffic lights; Sheraton National Hotel is on your right side

From the South:

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  Follow 95 North to 395 North/Washington exit 8A-Washington Blvd
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  Once on Washington Blvd. immediately get into the extreme right lane and take exit Columbia Pike/Navy Annex; Sheraton National Hotel is directly in front of you

From the West:

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  Follow route 66 East toward Washington, DC
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  Exit at Route 110 Pentagon exit
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  Continue on Route 110 to the Washington Blvd. exit
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  Very shortly thereafter, take exit Columbia Pike/Navy Annex; Sheraton National Hotel is directly in front of you

From the West of the Capital Beltway:

  •
  Follow 270 East to 495 South to the George Washington Parkway
  •
  Follow the George Washington Parkway for approximately 8 miles to the exit for 395 South and Route 27 (Lyndon B. Johnson) exit
  •
  Stay to your right at the fork, heading toward 395 South
  •
  Stay to the right and take exit Route 244 West/Columbia Pike/Navy Annex
  •
  Continue straight through two traffic lights; Sheraton National Hotel is on your right

Parking: Follow the signs to the parking garage, which is located underground and is accessible from the main entrance to the hotel. You will be provided with a complimentary parking pass at the HP registration desk.

Metro Riders: Attendees traveling by Metro should take the Blue or Yellow line to the Pentagon City Metro Stop.

4AA3-2578ENW

Annex A

HEWLETT-PACKARD COMPANY

2011 EMPLOYEE STOCK PURCHASE PLAN

1.  PURPOSE.

The purpose of this Plan is to provide an opportunity for Employees of Hewlett-Packard Company (the “Corporation”) and its Designated Affiliates to purchase Common Stock of the Corporation and thereby to have an additional incentive to contribute to the prosperity of the Corporation. It is the intention of the Corporation that the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended, although the Corporation makes no undertaking nor representation to maintain such qualification.  In addition, this Plan document authorizes the grant of options under a non-423 Plan which do not qualify under Section 423 of the Code pursuant to rules, procedures or sub-plans adopted by the Board (or its designate) designed to achieve desired tax or other objectives.

2.  DEFINITIONS.

(a)           “Affiliate” shall mean any (i) Subsidiary and (ii) any other entity other than the Corporation in an unbroken chain of entities beginning with the Corporation if, at the time of the granting of the option, each of the entities, other than the last entity in the unbroken chain, owns or controls 50 percent or more of the total ownership interest in one of the other entities in such chain.

(b)           “Board” shall mean the Board of Directors of the Corporation.

(c)           “Code” shall mean the Internal Revenue Code of 1986, of the USA, as amended. Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.

(d)           “Code Section 423 Plan” shall mean an employee stock purchase plan which is designed to meet the requirements set forth in Code Section 423.

(e)           “Committee” shall mean the committee appointed by the Board in accordance with Section 14 of the Plan.

(f)            “Common Stock” shall mean the Common Stock of the Corporation, or any stock into which such Common Stock may be converted.

(g)           “Compensation” shall mean an Employee’s base cash compensation, commissions and shift premiums paid on account of personal services rendered by the Employee to the Corporation or a Designated Affiliate, but shall exclude payments for overtime, incentive compensation, incentive payments and bonuses, with any modifications determined by the Committee. The Committee shall have the authority to determine and approve all forms of pay to be included in the definition of Compensation and may change the definition on a prospective basis.

(h)           “Contributions” shall mean the payroll deductions (to the extent permitted under applicable local law) and other additional payments that the Corporation may allow to be made by a Participant to fund the exercise of options granted pursuant to the Plan if payroll deductions are not permitted under applicable local law.

(i)            “Corporation” shall mean Hewlett-Packard Company, a Delaware corporation.

(j)            “Designated Affiliate” shall mean an Affiliate that has been designated by the Committee as eligible to participate in the Plan with respect to its Employees.  In the event the Designated Affiliate is not a Subsidiary, it shall be designated for participation in the Non-423 Plan.

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(k)           “Employee” shall mean an individual classified as an employee (within the meaning of Code Section 3401(c) and the regulations thereunder or as otherwise determined under applicable local law) by the Corporation or a Designated Affiliate on the Corporation’s or such Designated Affiliate’s payroll records during the relevant participation period. Employees shall not include individuals whose customary employment is for not more than five (5) months in any calendar year (except those Employees in such category the exclusion of whom is not permitted under applicable local law) or individuals classified as independent contractors.

(l)            “Entry Date” shall mean the first Trading Day of the Offering Period.

(m)          “Fair Market Value” shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on the New York Stock Exchange on the date of determination if that date is a Trading Day, or if the date of determination is not a Trading Day, the last market Trading Day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable.

(n)           “Non-423 Plan” shall mean an employee stock purchase plan which does not meet the requirements set forth in Code Section 423.

(o)           “Offering Period” shall mean the period of six (6) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after May 1 and November 1, respectively. The duration and timing of Offering Periods may be changed or modified by the Committee.

(p)           “Participant” shall mean a participant in the Plan as described in Section 5 of the Plan.

(q)           “Plan” shall mean this Employee Stock Purchase Plan which includes: (i) a Code Section 423 Plan and (ii) a Non-423 Plan.

(r)            “Purchase Date” shall mean the last Trading Day of each Offering Period.

(s)           “Purchase Price” shall mean 95% of the Fair Market Value of a share of Common Stock on the Purchase Date; provided however, that the Purchase Price may be adjusted by the Committee pursuant to Section 7.4.

(t)            “Shareowner” shall mean a record holder of shares entitled to vote shares of Common Stock under the Corporation’s by-laws.

(u)           “Subsidiary” shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, as described in Code Section 424(f).

(v)           “Trading Day” shall mean a day on which U.S. national stock exchanges and the national market system are open for trading.

3.  ELIGIBILITY.

Any Employee regularly employed on a full-time or part-time (20 hours or more per week on a regular schedule) basis, or on any other basis as determined by the Corporation (if required under applicable local law) for purposes of the Non-423 Plan or any separate offering under the Code Section 423 Plan, by the Corporation or by any Designated Affiliate on an Entry Date shall be eligible to participate in the Plan with respect to the Offering Period commencing on such Entry Date, provided that the Committee may establish administrative rules requiring that employment commence some minimum period (e.g., one pay period) prior to an Entry Date to be eligible to participate with respect to the Offering Period beginning on that Entry Date. The Committee may also determine that a designated group of highly compensated Employees are ineligible to participate in the Plan so long as the excluded category fits within the definition of “highly compensated employee” in Code Section 414(q). No Employee may participate in the Plan if immediately after an option is granted the Employee owns or is considered to own (within the meaning of Code

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Section 424(d)) shares of stock, including stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Corporation, possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or of any of its Subsidiaries. All Employees who participate in the same offering under the Plan shall have the same rights and privileges under such offering, except for differences that may be needed to facilitate compliance with applicable local law, as determined by the Corporation and that are consistent with Code Section 423(b)(5); provided, however, that Employees participating in the Non-423 Plan by means of rules, procedures or sub-plans adopted pursuant to Section 15 need not have the same rights and privileges as Employees participating in the Code Section 423 Plan. The Board may impose restrictions on eligibility and participation of Employees who are officers and directors to facilitate compliance with federal or state securities laws or foreign laws.

4.  OFFERING PERIODS.

The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 of each year, or on such other date as the Committee shall determine, and continuing thereafter for six (6) months or until terminated pursuant to Section 13 hereof. The Committee shall have the authority to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without Shareowner approval if such change is announced at least five (5) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.  PARTICIPATION.

5.1                                 An Employee who is eligible to participate in the Plan in accordance with Section 3 may become a Participant by completing and submitting, on a date prescribed by the Committee prior to an applicable Entry Date, a completed payroll deduction authorization or, if applicable local law prohibits payroll deductions for the purpose of the Plan, other authorization stating the amount of Contributions to the Plan expressed as any whole percentage up to ten percent (10%) of the eligible Employee’s Compensation and Plan enrollment form provided by the Corporation or by following an electronic or other enrollment process as prescribed by the Committee.  Where applicable local law prohibits payroll deductions for the purpose of the Plan, the Corporation may permit a Participant to contribute amounts to the Plan through payment by cash, check or other means set forth in the Plan enrollment form prior to each Purchase Date of each Offering Period.  An eligible Employee may authorize Contributions at the rate of any whole percentage of the Employee’s Compensation, not to exceed ten percent (10%) of the Employee’s Compensation. All payroll deductions may be held by the Corporation and commingled with its other corporate funds where administratively appropriate, except where applicable local law requires that Contributions to the Plan from Participants be segregated from the general corporate funds and/or deposited with an independent third party. No interest shall be paid or credited to the Participant with respect to such Contributions, unless required by local law. The Corporation shall maintain a separate bookkeeping account for each Participant under the Plan and the amount of each Participant’s Contributions shall be credited to such account. A Participant may not make any additional payments into such account.

5.2                              Under procedures established by the Committee, a Participant may withdraw from the Plan during an Offering Period, by completing and filing a new payroll deduction authorization or, if applicable local law prohibits payroll deductions for the purpose of the Plan, other Contribution authorization and Plan enrollment form with the Corporation or by following electronic or other procedures prescribed by the Committee, prior to the change enrollment deadline established by the Corporation. If a Participant withdraws from the Plan during an Offering Period, his or her accumulated Contributions will be refunded to the Participant without interest. The Committee may establish rules limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.

5.3                                 A Participant may change his or her rate of Contributions at any time by filing a new payroll deduction authorization or, if applicable local law prohibits payroll deductions for the purpose of the Plan, other authorization stating the amount of Contributions to the Plan expressed as any whole percentage up to ten percent (10%) of the eligible Employee’s Compensation and Plan enrollment

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form or by following electronic or other procedures prescribed by the Committee. If a Participant has not followed such procedures to change the rate of Contributions, the rate of Contributions shall continue at the originally elected rate throughout the Offering Period and future Offering Periods. In accordance with Section 423(b)(8) of the Code, the Committee may reduce a Participant’s Contributions to zero percent (0%) at any time during an Offering Period.

6.  TERMINATION OF EMPLOYMENT.

In the event any Participant terminates employment with the Corporation or any of its Designated Affiliates for any reason (including death) prior to the expiration of an Offering Period, the Participant’s participation in the Plan shall terminate and all amounts credited to the Participant’s account shall be paid to the Participant or, in the case of death, to the Participant’s heirs or estate, without interest. Whether a termination of employment has occurred shall be determined by the Committee. The Committee may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among Designated Affiliates, Affiliates and the Corporation, and the Committee may establish termination-of-employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Corporation and its Affiliates.

7.  OFFERING.

7.1                               Subject to adjustment as set forth in Section 10, the maximum number of shares of Common Stock that may be issued pursuant to the Plan shall be one hundred million (100,000,000). If, on a given Purchase Date, the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Corporation shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

7.2                               Each Offering Period shall be determined by the Committee. Unless otherwise determined by the Committee, the Plan will operate with successive six (6) month Offering Periods commencing at the beginning of each fiscal year half. The Committee shall have the power to change the duration of future Offering Periods, without Shareowner approval, and without regard to the expectations of any Participants.

7.3                               Each eligible Employee who has elected to participate as provided in Section 5.1 shall be granted an option to purchase that number of shares of Common Stock (not to exceed 5,000 shares, subject to adjustment under Section 10 of the Plan) which may be purchased with the Contributions accumulated on behalf of such Employee during each Offering Period at the Purchase Price specified in Section 7.4 below, subject to the additional limitation that no Employee shall be granted an option to purchase Common Stock under the Plan at a rate which exceeds U.S. twenty-five thousand dollars (U.S. $25,000) of the Fair Market Value of such Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. For purposes of the Plan, an option is “granted” on a Participant’s Entry Date. An option will expire upon the earlier to occur of (i) the termination of a Participant’s participation in the Plan; or (ii) the termination of an Offering Period. This section shall be interpreted so as to comply with Code Section 423(b)(8).

7.4                               The Purchase Price under each option shall be a percentage (not less than eighty-five percent (85%)) established by the Committee (“Designated Percentage”) of the Fair Market Value of the Common Stock on the Purchase Date on which the Common Stock is purchased. The Committee may change the Designated Percentage with respect to any future Offering Period, but not below eighty-five percent (85%), and the Committee may determine with respect to any prospective Offering Period that the option price shall be the Designated Percentage of the Fair Market Value of the Common Stock on the Purchase Date.

7.5                               For purposes of the Code Section 423 Plan only, and unless the Committee otherwise determines, each Designated Affiliate shall be deemed to participate in a separate offering from the Corporation

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or any other Designated Affiliate, provided that the terms of participation within any such offering are the same for all Participants in such offering, as determined under Code Section 423.

8.  PURCHASE OF STOCK.

Upon the expiration of each Offering Period, a Participant’s option shall be exercised automatically for the purchase of that number of whole shares of Common Stock which the accumulated Contributions credited to the Participant’s account at that time shall purchase at the applicable Purchase Price. Notwithstanding the foregoing, the Corporation or its designee may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes and/or social insurance contributions which the Corporation or its Designated Affiliate is required or permitted by applicable law or regulation of any governmental authority to withhold. Each Participant, however, shall be responsible for payment of all individual tax and social insurance contribution liabilities arising under the Plan.

9.  PAYMENT AND DELIVERY.

As soon as practicable after the exercise of an option, the Corporation shall deliver to the Participant a record of the Common Stock purchased and the balance of any amount of Contributions credited to the Participant’s account not used for the purchase, except as specified below. The Committee may permit or require that shares be deposited directly with a broker designated by the Committee or to a designated agent of the Corporation, and the Committee may utilize electronic or automated methods of share transfer. The Committee may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Corporation shall retain the amount of payroll deductions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable. No Participant shall have any voting, dividend, or other Shareowner rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 9.

10.  RECAPITALIZATION.

If after the grant of an option, but prior to the purchase of Common Stock under the option, there is any increase or decrease in the number of outstanding shares of Common Stock because of a stock split, stock dividend, combination or recapitalization of shares subject to options, the number of shares to be purchased pursuant to an option, the price per share of Common Stock covered by an option and the maximum number of shares specified in Section 7.1 may be appropriately adjusted by the Board, and the Board shall take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances.

The Board’s determinations under this Section 10 shall be conclusive and binding on all parties.

11.  MERGER, LIQUIDATION, OTHER CORPORATION TRANSACTIONS.

In the event of the proposed liquidation or dissolution of the Corporation, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions will be refunded without interest (except as may be required by applicable local law, as determined by the Corporation) to the Participants.

In the event of a proposed sale of all or substantially all of the assets of the Corporation, or the merger or consolidation of the Corporation with or into another corporation, then in the sole discretion of the Board, (1) each option shall be assumed or an equivalent option shall be substituted by the successor corporation or parent or subsidiary of such successor corporation, (2) a date established by the Board on or before the date of consummation of such merger, consolidation or sale shall be treated as a Purchase Date, and all outstanding options shall be exercised on such date, or (3) all outstanding options shall terminate and the accumulated Contributions will be refunded without interest to the Participants.

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12.  TRANSFERABILITY.

Options granted to Participants may not be voluntarily or involuntarily assigned, transferred, pledged, or otherwise disposed of in any way, and any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect. If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her rights or interests under the Plan, other than as set forth in Section 22 and as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 5.2.

13.  AMENDMENT OR TERMINATION OF THE PLAN.

13.1                           The Plan shall continue until May 1, 2021 unless otherwise terminated in accordance with Section 13.2.

13.2                           The Board may, in its sole discretion, insofar as permitted by law, terminate or suspend the Plan, or revise or amend it in any respect whatsoever, except that, without approval of the Shareowners, no such revision or amendment shall increase the number of shares subject to the Plan, other than an adjustment under Section 10 of the Plan.

14.  ADMINISTRATION.

The Board shall appoint a Committee consisting of at least two members who will serve for such period of time as the Board may specify and whom the Board may remove at any time. The Committee will have the authority and responsibility for the day-to-day administration of the Plan, the authority and responsibility specifically provided in this Plan and any additional duty, responsibility and authority delegated to the Committee by the Board, which may include any of the functions assigned to the Board in this Plan. The Committee may delegate to one or more individuals the day-to-day administration of the Plan. The Committee shall have full power and authority to promulgate any rules and regulations which it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board. Decisions of the Board and the Committee shall be final and binding upon all participants. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made at a meeting of the Committee duly held. The Corporation shall pay all expenses incurred in the administration of the Plan. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

15.  COMMITTEE RULES FOR FOREIGN JURISDICTIONS AND THE NON-423 PLAN.

15.1         The Committee may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of Contributions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local legal requirements.

15.2         The Committee may also adopt rules, procedures or sub-plans applicable to particular Affiliates or locations, which rules, procedures or sub-plans may be designed to be outside the scope of Code Section 423.  The terms of such rules, procedures or sub-plans may take precedence over other provisions of this Plan, with the exception of Section 7.1, but unless otherwise expressly superseded by the terms of such rule, procedure or sub-plan, the provisions of this Plan shall govern the operation of the Plan.  To the extent inconsistent with the requirements of Code Section 423, such rules, procedures or sub-plans shall be considered part of the Non-423 Plan, and the options granted thereunder shall not be considered to comply with Section 423.

16.  SECURITIES LAWS REQUIREMENTS.

The Corporation shall not be under any obligation to issue Common Stock upon the exercise of any option unless and until the Corporation has determined that: (i) it and the Participant have taken all actions required to register the Common Stock under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated

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thereunder or to perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) all other applicable provisions of state, federal and applicable foreign law have been satisfied.

17.  GOVERNMENTAL REGULATIONS.

This Plan and the Corporation’s obligation to sell and deliver shares of its stock under the Plan shall be subject to the approval of any governmental authority required in connection with the Plan or the authorization, issuance, sale, or delivery of stock hereunder.

18.  NO ENLARGEMENT OF EMPLOYEE RIGHTS.

Nothing contained in this Plan shall be deemed to give any Employee the right to be retained in the employ or service of the Corporation or any Designated Affiliate or to interfere with the right of the Corporation or Designated Affiliate to discharge any Employee at any time.

19.  GOVERNING LAW.

This Plan shall be governed by the laws of the State of Delaware, U.S.A., without regard to that State’s choice of law rules.

20.  EFFECTIVE DATE.

This Plan shall be effective May 1, 2011, subject to approval of the Shareowners of the Corporation within 12 months before or after its adoption by the Board.

21.  REPORTS.

Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of Contributions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

22.  DESIGNATION OF BENEFICIARY FOR OWNED SHARES.

With respect to shares of Common Stock purchased by the Participant pursuant to the Plan and held in an account maintained by the Corporation or its assignee on the Participant’s behalf, the Participant may be permitted to file a written designation of beneficiary. The Participant may change such designation of beneficiary at any time by written notice. Subject to applicable local legal requirements, in the event of a Participant’s death, the Corporation or its assignee shall deliver such shares of Common Stock to the designated beneficiary.

Subject to applicable local law, in the event of the death of a Participant and in the absence of a beneficiary validly designated who is living at the time of such Participant’s death, the Corporation shall deliver such shares of Common Stock to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Corporation), the Corporation in its sole discretion, may deliver (or cause its assignee to deliver) such shares of Common Stock to the spouse, dependent or relative of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may determine.

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Annex B

HEWLETT-PACKARD COMPANY 2005 PAY-FOR-RESULTS PLAN

1.                                    Purpose.  The purpose of this Plan is to provide certain employees of HP and its subsidiaries with incentive compensation based upon the level of achievement of financial, business and other performance criteria.  This Plan is intended to permit the payment of bonuses that may qualify as performance-based compensation under Code Section 162(m).

2.                                    Definitions.

(a)          “Affiliate” means (i) any entity that, directly or indirectly, is controlled by HP and (ii) any entity in which HP has a significant equity interest.

(b)          “Board” means the Board of Directors of HP.

(c)          “Bonus” means a cash payment made pursuant to this Plan with respect to a particular Performance Period, determined pursuant to Section 7 below.

(d)          “Bonus Formula” means as to any Performance Period, the formula established by the Committee pursuant to Section 5 in order to determine the Bonus amounts, if any, to be paid to Participants based upon the level of achievement of targeted goals for the selected Performance Measures. The formula may differ from Participant to Participant or business group to business group.  The Bonus Formula shall be of such a nature that an objective third party having knowledge of all the relevant facts could determine whether targeted goals for the Performance Measures have been achieved.

(e)          “Code” means the Internal Revenue Code of 1986, as amended.

(f)           “Committee” means the HR and Compensation Committee of the Board who shall qualify as “outside directors” within the meaning of Code Section 162(m).

(g)          “Fiscal Year” means the twelve-month period from November 1 through October 31.

(h)          “HP” means Hewlett-Packard Company, a Delaware corporation.

(i)            “Participant” means a Section 16 Officer.

(j)            “Performance-Based Compensation” means compensation that qualifies as “performance-based compensation” within the meaning of Code Section 162(m).

(k)          “Performance Measure” means any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either HP as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to a previous period’s results or to a designated comparison group, in each case as specified by the Committee:  cash flow (including operating cash flow or free cash flow), revenue (on an absolute basis or adjusted for currency effects), gross margin, operating expenses or operating expenses as a percentage of revenue, earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings, and may be determined in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) or adjusted to exclude any or all non-GAAP items), earnings per share (on a GAAP or non-GAAP basis), growth in any of the foregoing measures, stock price, return on equity or average stockholders’ equity, total stockholder return, growth in stockholder value relative to the moving average of the S&P 500 Index or another index, return on capital, return on assets or net assets, return on investment, economic value added, operating profit, controllable operating profit, or net operating profit, operating margin, cash conversion cycle, market share, contract awards or backlog, overhead or other expense reduction, credit rating, strategic plan development and implementation, succession plan development and implementation, improvement in workforce diversity, customer indicators, new product invention or innovation, attainment of research and development milestones, improvements in productivity, attainment of objective operating goals and employee metrics.

(l)            “Performance Period” means any Fiscal Year or such other period as determined by the Committee.

(m)         “Plan” means this Hewlett-Packard Company 2005 Pay-for-Results Plan.

(n)          “Plan Committee” means the committee to which the Committee delegates certain authority to act on various HP compensation and benefit matters.

(o)          “Predetermination Date” means, for a Performance Period, (i) the earlier of 90 days after commencement of the Performance Period or the expiration of 25% of the Performance Period, provided that the achievement of targeted goals under the selected Performance Measures for the Performance Period is substantially uncertain at such time; or (ii) such other date on which a performance goal is considered to be pre-established pursuant to Code Section 162(m).

(p)          “Section 16 Officer” means an employee of HP or its Affiliates who is considered an officer of HP within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

3.                                    Eligibility.  The individuals eligible to participate in this Plan for a given Performance Period shall be Section 16 Officers.

4.                                    Plan Administration.

(a)        The Committee shall be responsible for the requirements for qualifying compensation as Performance-Based Compensation.  Subject to the limitations on Committee discretion imposed under Code Section 162(m), the Committee shall have such powers as may be necessary to discharge its duties hereunder.  The Plan Committee shall be responsible for the general administration and interpretation of this Plan and for carrying out its provisions, including the authority to construe and interpret the terms of this Plan, determine the manner and time of payment of any Bonuses, prescribe forms and procedures for purposes of Plan participation and distribution of Bonuses and adopt rules, regulations and to take such actions as it deems necessary or desirable for the proper administration of this Plan. The Plan Committee may delegate its administrative tasks to HP employees or others as appropriate for proper administration of this Plan.

(b)        Any rule or decision by the Committee, Plan Committee or its delegate(s) that is not inconsistent with the provisions of this Plan shall be conclusive and binding on all persons, and shall be given the maximum deference permitted by law.

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5.                                    Bonuses.  Prior to the Predetermination Date for a Performance Period, the Committee shall designate or approve in writing, the following:

(a)        Performance Period;

(b)        Positions or names of employees who will be Participants for the Performance Period;

(c)        Targeted goals for selected Performance Measures during the Performance Period; and

(d)        Applicable Bonus Formula for each Participant, which may be for an individual Participant or a group of Participants.

6.                                    Determination of Amount of Bonus.

(a)        Calculation.  After the end of each Performance Period, the Committee shall certify in writing (to the extent required under Code Section 162(m)) the extent to which the targeted goals for the Performance Measures applicable to each Participant for the Performance Period were achieved or exceeded. The Bonus for each Participant shall be determined by applying the Bonus Formula to the level of actual performance that has been certified by the Committee. Notwithstanding any contrary provision of this Plan, the Committee, in its sole discretion, may eliminate or reduce the Bonus payable to any Participant below that which otherwise would be payable under the Bonus Formula.  The aggregate Bonus(es) payable to any Participant during any Fiscal Year shall not exceed U.S.$10 million.

The Committee may appropriately adjust any evaluation of performance under a Performance Measure to exclude any of the following events that occurs during a Performance Period: (A) the effects of currency fluctuations, (B) any or all items that are excluded from the calculation of non-GAAP earnings as reflected in any HP press release and Form 8-K filing relating to an earnings announcement, (C) asset write-downs, (D) litigation or claim judgments or settlements, (E) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (F) accruals for reorganization and restructuring programs, and (G) any other extraordinary or non-operational items.

(b)        Right to Receive Payment.  Each Bonus under this Plan shall be paid solely from general assets of HP and its Affiliates. This Plan is unfunded and unsecured; nothing in this Plan shall be construed to create a trust or to establish or evidence any Participant’s claim of any right to payment of a Bonus other than as an unsecured general creditor with respect to any payment to which he or she may be entitled.

7.                                    Payment of Bonuses.

(a)        Timing of Distributions. HP and its Affiliates shall distribute amounts payable to Participants as soon as is administratively practicable following the determination and written certification of the Committee for a Performance Period, but in no event later than two and one-half months after the end of the calendar year in which the Performance Period ends, except to the extent a Participant has made a timely election to defer the payment of all or any portion of such Bonus under the Hewlett-Packard Company 2005 Executive Deferred Compensation Plan or any other HP approved deferred compensation plan or arrangement.

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(b)                               Payment.  The payment of a Bonus, if any (as determined by the Committee at the end of the Performance Period), with respect to a specific Performance Period requires that the employee be an active employee on HP’s or its Affiliate’s payroll on the last day of each applicable Performance Period, subject to the following:

(i)           Leave of Absence or Non-Pay Status. A Participant may receive a Bonus while on an approved leave of absence or non-pay status. Such Bonus shall be prorated in a manner that HP determines in it sole discretion.

(ii)          Disability, Workforce Restructuring, Voluntary Severance Incentive Program, Divestiture or Retirement. A Participant who terminates due to disability, participation in a workforce restructuring or voluntary severance incentive program, divestiture or retirement under HP’s retirement policies may receive a prorated Bonus; the method in which a Bonus is prorated shall be determined by HP in its sole discretion.

(iii)         Death. The estate of a Participant who dies prior to the end of a Performance Period or after the end of a Performance Period but prior to payment may receive a Bonus or prorated Bonus; the method in which a Bonus is prorated shall be determined by HP in its sole discretion.

(c)        Change in Status.  A Participant who has a change in status that results in being ineligible to participate in this Plan or eligible in more than one variable pay plan, including this Plan, in a Performance Period may receive a prorated Bonus, if any (as determined by the Committee at the end of the Performance Period), under this Plan; the method in which a Bonus is prorated shall be determined by HP in its sole discretion.

(d)        Code Section 409A.  To the extent that any Bonus under the Plan is subject to Code Section 409A, the terms and administration of such Bonus shall comply with the provisions of such Section, applicable IRS guidance and good faith reasonable interpretations thereof, and, to the extent necessary to achieve compliance, shall be modified, replaced, or terminated at the discretion of the Committee or Plan Committee.

8.                                    Amendment and Termination.

(a)        The Committee may amend, modify, suspend or terminate this Plan, in whole or in part, at any time, including the adoption of amendments deemed necessary or desirable to correct any defect or to supply omitted data or to reconcile any inconsistency in this Plan or in any Bonus granted hereunder; provided, however, that no amendment, alteration, suspension or discontinuation shall be made which would (i) increase the amount of compensation payable pursuant to such Bonus, or (ii) cause compensation that is, or may become, payable hereunder to fail to qualify as Performance-Based Compensation. Notwithstanding the foregoing, the Plan Committee may any amend, modify, suspend or terminate this Plan if any such action is required by law.  To the extent required under applicable law, including Code Section 162(m), Plan amendments shall be subject to stockholder approval. At no time before the actual distribution of funds to Participants under this Plan shall any Participant accrue any vested interest or right whatsoever under this Plan except as otherwise stated in this Plan.

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(b)        In the case of Participants employed outside the United States, HP or its Affiliate may vary the provisions of this Plan as deemed appropriate to conform with, as required by, or made desirable by, local laws, practices and procedures.

9.            Withholding.  Distributions pursuant to this Plan shall be subject to all applicable taxes and contributions required by law to be withheld in accordance with procedures established by HP.

10.                            No Additional Participant Rights.  The selection of an individual for participation in this Plan shall not give such Participant any right to be retained in the employ of HP or any of its Affiliates, and the right of HP and any such Affiliate to dismiss such Participant or to terminate any arrangement pursuant to which any such Participant provides services to HP, with or without cause, is specifically reserved.  No person shall have claim to a Bonus under this Plan, except as otherwise provided for herein, or to continued participation under this Plan.  There is no obligation for uniformity of treatment of Participants under this Plan.  The benefits provided for Participants under this Plan shall be in addition to and shall in no way preclude other forms of compensation to or in respect of such Participants.  It is expressly agreed and understood that the employment of a Participant is terminable at the will of either party and, if such Participant is a party to an employment contract with HP or one of its Affiliates, in accordance with the terms and conditions of the Participant’s employment agreement.

11.                            Successors.  All obligations of HP or its Affiliates under this Plan, with respect to awards granted hereunder, shall be binding on any successor to HP, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of HP.

12.                            Nonassignment.  The rights of a Participant under this Plan shall not be assignable or transferable by the Participant except by will or the laws of descent and distribution.

13.                            Severability.  If any portion of this Plan is deemed to be in conflict with local law, that portion of the Plan, and that portion only, will be deemed void under local law.  All other provisions of the Plan will remain in effect. Furthermore, if any provision of this Plan would cause Bonuses not to constitute Performance-Based Compensation, that provision shall be severed from, and shall be deemed not to be a part of, the Plan, but the other provisions hereof shall remain in full force and effect.

14.                            Governing Law.  This Plan shall be governed by the laws of the State of Delaware.

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HEWLETT-PACKARD COMPANY ANNUAL MEETING OF STOCKHOLDERS WEDNESDAY, MARCH 23, 2011 2:00 P.M., LOCAL TIME
SHERATON NATIONAL HOTEL 900 SOUTH ORME STREET, ARLINGTON, VIRGINIA PLEASE VOTE TODAY! YOU CAN VOTE BY INTERNET, TELEPHONE OR MAIL. SEE REVERSE SIDE OF THIS CARD FOR INSTRUCTIONS.

Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the Hewlett-Packard Company Annual Meeting of Stockholders, including the 2010 Annual Report and the proxy statement, are available over the Internet. To view the proxy materials, please have the reverse side of this notice available and visit www.eproxyaccess.com/hpq2011.

Electronic Delivery of Future Proxy Materials: If you wish to receive all future proxy materials electronically by e-mail, please visit www.eproxyaccess.com/hpq2011 and follow the instructions there.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

HEWLETT-PACKARD COMPANY ANNUAL MEETING OF STOCKHOLDERS — MARCH 23, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Léo Apotheker, Michael J. Holston and Paul T. Porrini, and each of them, as proxies for the undersigned, with full power of substitution, to act and to vote all shares of common stock of Hewlett-Packard Company held of record or in an applicable plan by the undersigned at the close of business on January 24, 2011, at the Annual Meeting of Stockholders to be held at the Sheraton National Hotel, 900 South Orme Street, Arlington, Virginia, at 2:00 p.m., local time, on Wednesday, March 23, 2011, or any postponement or adjournment thereof.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

This proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all of the nominees for director in proposal 1, FOR proposals 2, 3, 5 and 6, and “1 YEAR” on proposal 4. Whether or not direction is made, this proxy, when properly executed, will be voted in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. The proxy holders reserve the right to cumulate votes and cast such votes in favor of the election of some or all of the applicable director nominees in their sole discretion. If the undersigned has a beneficial interest in shares held in a 401(k) plan sponsored by Hewlett-Packard Company, voting instructions with respect to such plan shares must be provided by 11:59 p.m. Eastern time on March 20, 2011, in the manner described in the proxy statement. If voting instructions are not received by that time, such plan shares will be voted by the plan trustee as described in the proxy statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Annual Meeting of Stockholders or any adjournment or postponement thereof.

IMPORTANT — THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE.

PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

HEWLETT-PACKARD COMPANY

YOUR VOTE IS IMPORTANT.

Please take a moment now to vote your shares of Hewlett-Packard Company common stock for the upcoming Annual Meeting of Stockholders.

PLEASE REVIEW THE 2011 PROXY STATEMENT AND ACCOMPANYING MATERIALS

AND VOTE TODAY IN ONE OF THREE WAYS:

1.     Vote by Telephone — Call toll-free in the U.S. or Canada at 1-866-209-1711, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1340. Please follow the simple instructions.

OR

2.     Vote by Internet — Access www.proxyvotenow.com/hpq2011, and follow the simple instructions.

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

OR

3.     Vote by Mail — If you do not wish to vote by telephone or over the Internet, please complete, sign and date the proxy card, and return it in the envelope provided or mail it to Hewlett-Packard Company, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5156, New York, NY 10150-5156.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSALS 2, 3, 5 AND 6, AND “1 YEAR” ON PROPOSAL 4.

1.	Election of directors:
		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	01-M. L. Andreessen	☐	☐	☐	08-R. J. Lane	☐	☐	☐	2. Ratification of the appointment of the independent registered public accounting firm for the fiscal year ending October 31, 2011.	☐	☐	☐
	02-L. Apotheker	☐	☐	☐	09-G. M. Reiner	☐	☐	☐

	03-L. T. Babbio, Jr.	☐	☐	☐	10-P. F. Russo	☐	☐	☐	3. Advisory vote on executive compensation.	☐	☐	☐
	04-S. M. Baldauf	☐	☐	☐	11-D. Senequier	☐	☐	☐	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
	05-S. Banerji	☐	☐	☐	12-G. K. Thompson	☐	☐	☐	4. Advisory vote on the frequency of holding future advisory votes on executive compensation. ☐	☐	☐	☐

	06-R. L. Gupta	☐	☐	☐	13-M. C. Whitman	☐	☐	☐
										FOR	AGAINST	ABSTAIN
	07-J. H. Hammergren	☐	☐	☐					5. Approval of the Hewlett-Packard Company 2011 Employee Stock Purchase Plan.	☐	☐	☐

									6. Approval of an amendment to the Hewlett-Packard Company 2005 Pay-for-Results Plan to extend the term of the plan.	☐	☐	☐

☐ Address change (make correction at left)

Signature

Signature

Title

Date

NOTE: Please sign exactly as your name or names appear hereon. For joint accounts each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title.